UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
NEW JERSEY RESOURCES
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

New Jersey Resources

2024 Proxy Statement

Annual Meeting: January 21, 2025

Virtual Meeting Site:

www.virtualshareholdermeeting.com/NJR2025

We are committed to enhancing our customers’ quality of life by meeting their expectations for reliability and value in an environmentally responsible way — every day.

These core values drive our Commitment to Stakeholders:
•Safe, Reliable Service
•Customer Satisfaction
•Sustainable Growth and Innovation
•Engaged and High-Performing Workforce
•Social Responsibility
•Superior Financial Performance

Message from Our President and CEO

“The energy transition is creating new, exciting opportunities for NJR to grow and thrive.”

STEVE WESTHOVEN DECEMBER 11, 2024
Dear Shareowner,
Fiscal 2024 was another strong year for New Jersey Resources (NJR). Across our diversified portfolio of complementary businesses, our team executed on our strategy and delivered performance and value for our shareowners.
In fiscal 2024, NJR achieved net financial earnings of $2.95 per share, compared to $2.70 per share last year – surpassing our peer-leading long-term growth target of 7–9%. We also increased our dividend 7.1% to a rate of $1.80 per share, marking our 29th consecutive year of dividend growth.
As the energy markets continue to evolve, NJR is well positioned for continued growth and success. As we look ahead, our team is focused on leveraging our infrastructure to meet the growing energy demand, reducing emissions and providing long-term value for our shareowners in a cleaner energy future.
NJR continues to invest, innovate and execute to meet our customers’ energy needs safely and reliably and advance our decarbonization priorities. This commitment is reflected in our track record of prudently deploying capital and making strategic investments to consistently deliver financial outperformance, while leading on sustainability with new technology and innovation. The hard work, collaboration, perseverance and leadership demonstrated by our team throughout the year enabled us to achieve these outstanding results.
Please join us at the 2025 Annual Meeting of Shareowners on January 21, 2025, at 9:30 a.m., Eastern Standard Time via webcast at www.virtualshareholdermeeting.com/NJR2025. Your vote is important. Whether or not you attend the meeting, I encourage you to vote via internet, telephone or mail to ensure your shares are properly represented.
On behalf of our entire company, thank you for your continued investment and confidence in NJR. We have a strong foundation to grow our business, anchored in our world-class team, culture of innovation and commitment to our stakeholders. We look forward to rewarding your trust by continuing to deliver the results our stakeholders expect.
Sincerely,
Steve Westhoven
President and CEO
(1)Net financial earnings is a financial measure not calculated in accordance with generally accepted accounting principles (“GAAP”) of the United States and is discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of net financial earnings and a reconciliation to net income, please see Appendix A.

2024 Proxy Statement	1

Notice of Annual Meeting of Shareowners	New Jersey Resources Corporation 1415 Wyckoff Road Wall, New Jersey 07719

Annual Meeting: Tuesday, January 21, 2025 9:30 A.M., Eastern Standard Time	Online, via Webcast at www.virtualshareholdermeeting.com/NJR2025

The 2025 Annual Meeting of Shareowners is being held for the following purposes:

ITEMS OF BUSINESS

To elect as directors the three nominees to the Board of Directors named in the attached Proxy Statement, each for a term expiring in 2028

To approve a non-binding advisory resolution approving the compensation of our named executive officers

To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025

To transact any other business that may properly be brought before the 2025 Annual Meeting of Shareowners or any adjournments or postponements thereof

The New Jersey Resources Corporation 2025 Annual Meeting of Shareowners (the “Meeting”) will be held in a virtual meeting format, via the internet, with no physical in-person meeting. We have designed the format of the virtual meeting to ensure that our shareowners who attend the Meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting.
If you cannot attend the Meeting, a replay of the Meeting will be available at the Investor Relations section of our website for one year following the date of the Meeting.
Shareowners will be able to attend and vote at the Meeting and to submit questions before and during the Meeting via the internet. To participate in the Meeting (e.g., to submit questions or vote), you will need the control number provided on your proxy card, voting instruction form or Notice Regarding Availability of Proxy Materials. For more information, please see “Questions and Answers About the Meeting,” which begins on page 91 of the attached Proxy Statement.

2	2024 Proxy Statement

Notice of Annual Meeting of Shareowners

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

BY INTERNET www.proxyvote.com or scan the Quick Response “QR” Barcode on your proxy card.	BY TELEPHONE Call 1-800-690-6903 as noted on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.
AT THE VIRTUAL MEETING
You also may vote online during the Meeting by following the instructions provided on the website during the Meeting. See “Questions and Answers About the Meeting” for instructions on how to attend the Meeting.

The Board of Directors of NJR (the “Board”) has fixed the close of business on November 27, 2024, as the record date (the “Record Date”) for the determination of the shareowners entitled to notice of, and to vote at, the Meeting. Only shareowners of record at the close of business on the Record Date will be entitled to vote at the Meeting.
In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our shareowners via the internet. You may read, print or download our 2024 Proxy Statement and Annual Report at http://investor.njresources.com/annual-proxy.cfm.
On or about December 11, 2024, we will mail our shareowners a notice (the “Notice”) that explains (i) how to access our 2024 Proxy Statement and Annual Report, (ii) how to vote and (iii) how to attend the Meeting. The Notice will also provide instructions on how to request a paper copy of these documents.
The Meeting is taking place in a virtual-only format, which allows us to connect with more shareowners and answer more questions while simultaneously providing our shareowners with all of the same rights, including the opportunities to vote and ask questions, that they would have had at an in-person meeting. For more information, please see the section titled “Questions and Answers About the Meeting.”
We hope you will attend our virtual meeting. Regardless of whether you plan to attend, it is important that your shares are represented and voted at the Meeting. If you received a paper copy of the proxy card or voting instruction form by mail, you can vote by signing, dating and returning that document. You can revoke your proxy at any time before it is exercised in the manner set forth in “Questions and Answers About the Meeting,” which begins on page 91 of this Proxy Statement.
Registered shareowners and participants in plans holding shares of our Common Stock may vote by telephone, by internet or by mail. To use these convenient services, follow the steps detailed in the voting instructions that are attached to the proxy card. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the voting instructions they receive from the institution that holds such shares. Brokers may not vote your shares on the election of directors or the non-binding proposal regarding the compensation of our named executive officers without specific instructions as to how to vote. Please return your proxy card so your vote can be counted as promptly as possible.
Thank you.

Tejal K. Mehta
Corporate Secretary and Assistant General Counsel Wall, New Jersey
Dated:
December 11, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON JANUARY 21, 2025.
The 2024 Proxy Statement, Notice of Annual Meeting and Annual Report are available at http://investor.njresources.com/annual-proxy.cfm.

2024 Proxy Statement	3

4	2024 Proxy Statement

Proxy Statement Summary
This summary highlights certain information from this Proxy Statement, but it does not contain all the information you should consider when deciding how to vote. Unless the context otherwise indicates, references to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” mean New Jersey Resources Corporation and its affiliates. For more complete information about the performance of NJR, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as filed with the SEC. This Proxy Statement and accompanying form of proxy and annual report to shareowners are being mailed to the shareowners of record as of the close of business on November 27, 2024, commencing on or about December 11, 2024.

January 21, 2025 | 9:30 a.m., Eastern Standard Time

Online, Via Webcast At
www.virtualshareholdermeeting.com/NJR2025

Meeting Agenda
The matters we will act upon at the Meeting are:

	Proposal	Board’s Recommendation	Page Reference

1	Elect as directors the three nominees named herein, each for a term expiring in 2028	FOR each nominee	9

2	Approve a non-binding advisory resolution approving the compensation of our named executive officers	FOR	86

3	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025	FOR	87

We may also transact any other business that properly comes before the Meeting or any adjournments or postponements thereof.
Directors
Ensuring that our Board has the optimal balance of skills, viewpoints, perspectives and experience is a top priority of the Board and the Nominating/Corporate Governance Committee. The nominees for whom you are being asked to vote are a diverse group of highly qualified leaders with a broad range of business, regulatory, industry and financial experience.
For additional information about the experience, skills and qualifications of each individual nominee, please see the chart on page 10 and biographical data beginning on page 11.

2024 Proxy Statement	5

Proxy Statement Summary

The below chart and information reflects Board composition and statistics if all nominees are elected at the Meeting. Ages of directors are as of October 1, 2024.

				Board Committees Assignments as of 1/1/25
	Tenure (Appx. Years)	Gender	Race or Ethnicity	Audit	Executive	Leadership Development & Compensation	Nominating/ Corporate Governance	Significant Ties to NJ
Aliff	5	Male	White/Caucasian	Chair
Correll	16	Male	White/Caucasian		Chair
DeGraffenreidt	5	Male	African American
Hardwick	4	Female	White/Caucasian
Harvey	1	Male	African American
Kenny	18	Female	White/Caucasian				Chair
O’Connor	7	Male	White/Caucasian
O'Sullivan	2	Male	White/Caucasian
Taylor	12	Female	African American			Chair
Westhoven	6	Male	White/Caucasian

6	2024 Proxy Statement

Proxy Statement Summary

Performance Highlights
Net Income
per share
Net Financial Earnings per share
Dividends Paid
per share
Compensation Highlights
Compensation for our executive officers has a strong link to NJR’s financial performance and creation of long-term value for our shareowners. As shown below, a significant amount of each executive officer’s total target compensation is performance-based or “at risk” through annual short-term and long-term incentives.

Base Salary
Annual Short-Term
Long-Term
Governance Highlights
New Jersey Resources is committed to strong corporate governance aligned with shareowner interests. The Board, through its Nominating/Corporate Governance Committee, regularly monitors leading practices in governance and adopts measures that it determines are in the best interests of the Company and its shareowners. The following highlights our corporate governance practices and policies. See the sections entitled “Corporate Governance and Related Matters” and “Executive Compensation” for more information.

2024 Proxy Statement	7

Proxy Statement Summary

Board Structure and Independence
▶All directors and nominees are independent, except our President and Chief Executive Officer
▶Separate Board Chair and CEO
▶100 percent independent Audit Committee, Nominating/Corporate Governance Committee (“NCGC”) and Leadership Development and Compensation Committee ("LDCC") members
▶Strong independent Board Chair who can call special meetings of the Board and actively supervises meeting materials, agendas and schedules
▶Directors are subject to robust stock ownership guidelines
▶Executive Sessions of Independent Directors at every regularly scheduled Board meeting
▶Mandatory retirement age of 75

Board Oversight
▶Strong Board and management succession planning process
▶Employees, directors and officers prohibited from hedging or pledging our stock
▶Board manages risk oversight with specific risk areas delegated to relevant Board committees
▶Robust Enterprise Risk Management program to facilitate the Board's identification and monitoring of risk
▶Robust Compensation Recovery/Clawback and Insider Trading Policies
▶Effective annual Board and Board committee evaluation process
▶Board oversight of regulatory changes, cybersecurity and technology risks and risks related to Environmental, Social and Governance ("ESG") matters such as sustainability and human capital management (including diversity, equity and inclusion)

Shareowner Rights
▶Majority of shareowners have the right to call special meetings of shareowners
▶Shareowners may act by written consent
▶No “poison-pill” shareowners rights plan
▶Only one class of stock, Common Stock, that is entitled to vote on the election of directors and other matters submitted to a vote of shareowners
▶Annual “Say-on-Pay” vote with history of strong approval

Board Composition
▶Diverse Board with balanced mix of skills, experience and perspectives
▶Thirty percent female directors, with 2/3 active Committee Chair roles held by women
▶Active Board refreshment with five new directors in last five years
▶Ongoing succession planning discussion
▶Tenure of Board approximately 7.7 years

8	2024 Proxy Statement

Election of Directors

ITEM 1 ON PROXY CARD

Our Restated Certificate of Incorporation, as amended, provides that the Board will be divided into three classes that are as nearly equal in number as possible. The Board currently consists of ten members divided into three classes with overlapping terms. Gregory E. Aliff, Thomas C. O'Connor and Michael A. O'Sullivan have each been nominated for election as a director at the Meeting for a three-year term expiring in 2028, and until their respective successors are elected and have been qualified.
Each of the nominees currently serves as a director of the Company and was previously elected to the Board by our shareowners for a term expiring at the Meeting. There were no nominee recommendations from shareowners. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares each proxy represents for all nominees for election as directors.
Under New Jersey law, directors are elected by a plurality of the votes cast at an election. However, the Company’s Corporate Governance Guidelines

provide that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender a resignation to the Board for consideration. The Board’s Nominating/Corporate Governance Committee will then evaluate the best interests of the Company and will recommend to the Board whether to accept or reject the tendered resignation. The Company will disclose the Board’s decision of whether to accept or reject the resignation and explain how the decision was reached.
Proxies solicited by the Board will be voted in favor of the nominees listed below, unless otherwise specified in the proxy. All of the nominees have consented to serve if elected. We know of no reason why any nominee would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person approved by the Board.

Summary of Director Qualifications and Experience
Our Corporate Governance Guidelines place great emphasis on diversity that utilizes a broad meaning to include a balance of factors such as race, ethnicity, gender, background, experience, leadership positions, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable for achieving an appropriate group of qualified individuals.
The NCGC looks for our current and potential directors collectively to have a range of skills and qualifications that provide the foundation for sound governance and effective oversight that aligns with our Company’s strategy and values.

2024 Proxy Statement	9

Election of Directors

We believe it is critically important that the NCGC recruit directors who help achieve the goal of a well-rounded, diverse Board that functions as a collegial and cohesive unit.

The qualifications, attributes and experience of directors, including nominees, if elected at the Meeting, are summarized below, and the director biographies contain additional information.
The NCGC establishes and regularly reviews with the Board the qualifications, attributes, skills and experience that it believes are desirable for directors to ensure that they align with the Company’s long-term strategy. The most important of these are described below, and the number of directors possessing those skills and experience is indicated. This list of skills in the following matrix is a valuable tool for the Board as they plan for retirements and consider which skills and experiences need to be replaced or added.
Skills and Experience of Directors

Utility Experience in operating a regulated utility business, such as our principal subsidiary, New Jersey Natural Gas Company	6 Directors

Regulatory/Government Experience in interacting with regulators and policymakers and/or working within government agencies; exposure to heavily regulated industries and their governing bodies	10 Directors

CEO Experience Experience as a Chief Executive Officer of an organization	5 Directors

Finance/Accounting/Risk Management Financial and risk management expertise, and/or experience as a public company Chief Financial Officer or audit partner	7 Directors

Corporate Governance
Experience in public company corporate governance-related issues and best practices; a deep understanding of strong governance and compliance practices that protect and align with the interests of investors and other stakeholders; experience in investor relations
9 Directors

Technology/Cybersecurity Experience with technology innovations and/or with oversight of cybersecurity programs; understanding of cyber threats; risk mitigation and policy	3 Directors

Energy Services/Commodity Trading Experience in the energy services industry, including wholesale energy marketing, energy trading and delivery of midstream energy service and/or storage	4 Directors

Community/Public Relations Experience in community affairs, public relations and/or marketing	6 Directors

Legal Experience and/or formal education as an attorney	2 Directors

Environmental and Sustainability
Experience with oversight of environmental policy, regulation and business operation matters; experience in overseeing or advising on environmental, climate or sustainability practices
3 Directors

Renewable Energy/Energy Efficiency
Experience in the renewable energy industry, including solar energy generation and distribution and/or experience linking green initiatives to commercial opportunities
5 Directors

Leadership Development/Succession Planning/Talent Management
Experience in talent management, leadership development and succession planning to ensure a pipeline of leadership for an organization; experience in planning and building a talented workforce that meets the needs essential to the Company’s operations
9 Directors

Strategic Planning Experience in strategic planning and growth and value creation	10 Directors

10	2024 Proxy Statement

Election of Directors

Nominees for Election as Director for a Three-Year Term Expiring in 2028

CAREER HIGHLIGHTS:
▶Retired. Partner, Deloitte & Touche LLP, an independent accounting firm, from 1987 to 2015.
▶Served as Vice Chair and Senior Partner of Energy & Resources from 2002 to 2013.
▶Led Deloitte’s U.S. Energy and Natural Resources Management Services from 2013 to 2015.
RELEVANT EXPERTISE:
Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources, provides him with not only an extensive financial and accounting background that adds depth to our Audit Committee, but also industry knowledge that uniquely qualifies him to serve on our Board and as Chair of the Audit Committee. His service on the board of directors of other regulated entities that are also public companies provides him with important experience and perspectives with respect to risk management, operations, the regulatory compliance required for highly regulated businesses and public company best practices.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶California Water Service Group, Inc. (NYSE: CWT) (September 2015 – Present)
COMMITTEES:
▶Chair, Audit Committee
▶Executive Committee
▶Nominating/Corporate Governance Committee

SKILLS & EXPERIENCE
▶Regulatory/Government
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Renewable Energy/ Energy Efficiency
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

GREGORY E. ALIFF Retired Partner, Deloitte & Touche LLP Age:71 Director since: 2019 Independent

CAREER HIGHLIGHTS:
▶Retired. Chair, President and Chief Executive Officer, DCP Midstream, LLC, one of the nation’s largest gas gatherers, processors and marketers of natural gas liquids, from 2007 to 2013.
▶Held a variety of positions with Duke Energy in its natural gas pipeline, electric and commercial business units from 1987 to 2007.
RELEVANT EXPERTISE:
Mr. O’Connor has extensive experience leading regulated and unregulated natural gas and electric midstream and distribution operations and wholesale energy trading businesses from his years as an executive of DCP Midstream and Duke Energy. He also has board-level experience in solar energy facility development, operations and valuation. His vast knowledge and executive leadership experience give him a strong operational and strategic background with knowledge of many of the issues that regulated and unregulated energy companies confront, particularly with respect to the natural gas industry.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶Keyera Corporation (TSO: KEY) (January 2014 – Present)
COMMITTEES:
▶Audit Committee
▶Leadership Development and Compensation Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶CEO Experience
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Energy Services/ Commodity Trading
▶Environmental and Sustainability
▶Renewable Energy/ Energy Efficiency
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

THOMAS C. O’CONNOR Retired Chair, President and Chief Executive Officer, DCP Midstream, LLC Age: 68 Director since: 2017 Independent

2024 Proxy Statement	11

Election of Directors

CAREER HIGHLIGHTS:
▶Retired. Served as Senior Vice President of Development at NextEra Energy Resources, Inc. from July 2001 until his retirement in April 2020.
▶Prior to NextEra, served as Vice President of the Midwest Division of AES Corp., a utility and power generation company.
▶Served as Division Vice President of NRG North America, an integrated energy company.
▶Other key prior roles include: Vice President of Business Development at Indeck Energy Services, Inc., a developer, owner and operator of renewable and conventional energy projects; and Development Manager at Homart Development, a subsidiary of Sears and a builder of shopping centers and malls.
RELEVANT EXPERTISE:
Mr. O’Sullivan is a recognized leader in the energy industry with significant executive management experience in finance, development, operations, regulatory and ESG. For nearly two decades, he served as Senior Vice President of Development at NextEra, where he led the company’s renewable development and M&A efforts, including the deployment of approximately $40 billion into more than 250 solar, wind, storage, nuclear and fossil fuel projects across 36 states and four provinces in Canada. He also served as a member of the NextEra executive team and operating committee from 2001 to 2020.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶None
COMMITTEES:
▶Audit Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶Finance/Accounting/ Risk Management
▶Renewable Energy/ Energy Efficiency
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

MICHAEL A. O’SULLIVAN Retired Senior Vice President, Development, NextEra Energy Resources, Inc. Age: 64 Director since: 2022 Independent

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Directors with Terms Expiring in 2026

CAREER HIGHLIGHTS:
▶Founder and Managing Partner, The Whitman Strategy Group, LLC, a consulting firm specializing in governmental relations and environmental and energy issues, since 2005.
▶Regional Administrator of the Environmental Protection Agency, overseeing the federal agency’s work in New York, New Jersey, Puerto Rico and the Virgin Islands, from 2001 to 2004.
▶Commissioner of the New Jersey Department of Community Affairs from 1996 to 2001.
▶Chief of Policy to the Governor of New Jersey from 1994 to 1996.
RELEVANT EXPERTISE:
Ms. Kenny’s extensive public policy experience, particularly as Administrator for Region 2 of the United States Environmental Protection Agency and a top advisor to three governors of New Jersey, is essential for the board of a company like ours that regularly faces such issues. That experience, as well as her firm’s active consulting practice on environmental, energy and public policy matters through which she is actively engaged in cutting‑edge issues in the field, has provided Ms. Kenny an understanding of the energy industry, which is important in assisting the Board with monitoring and evaluating our business.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶None
COMMITTEES:
▶Chair, Nominating/Corporate Governance Committee
▶Leadership Development and Compensation Committee
▶Executive Committee

SKILLS & EXPERIENCE
▶Regulatory/Government
▶Corporate Governance
▶Technology/ Cybersecurity
▶Energy Services/ Commodity Trading
▶Community/ Public Relations
▶Environmental and Sustainability
▶Renewable Energy/ Energy Efficiency
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

JANE M. KENNY Founder and Managing Partner, The Whitman Strategy Group, LLC Age: 73 Director since: 2006 Independent

12	2024 Proxy Statement

Election of Directors

CAREER HIGHLIGHTS:
▶Retired. Senior Vice President, Human Resources, Prudential Financial, a global financial services company, from 2002 to 2017.
▶Current Trustee of the Horizon Foundation for New Jersey, which promotes health, well-being and quality of life in New Jersey communities; Trustee of The National Academy of Human Resources Foundation.
▶Current Trustee of the Montclair Art Museum. Chair of Diversity & Inclusion Committee, Co- Chair, Human Resources Committee.
▶Director, HireVue, an artificial intelligence and human resources management company, 2021 to present.
▶Current member of the Board of Trustees, National Academy of Human Resources Foundation. Secretary and Chair of the Investment Committee.
RELEVANT EXPERTISE:
Ms. Taylor has an extensive background and expertise in human resources, particularly in the areas of executive compensation, employee benefits, talent and senior officer succession management, diversity and inclusion and labor and employee relations. She has also worked in the areas of vendor governance, corporate social responsibility and impact investing, operations and systems, business continuity, risk management and privacy. That background, together with her broad experience as a senior executive officer of one of the nation’s largest financial services companies and her service on the boards of several organizations in key leadership roles, provides the Board with an important perspective in the critical areas of human capital planning and management, executive compensation, succession and strategic planning, operational effectiveness, risk controls and privacy. Her extensive experience in the aforementioned areas provides her with an ideal background to serve as the Chair of the LDCC.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶None
COMMITTEES:
▶Chair, Leadership Development and Compensation Committee
▶Nominating/Corporate Governance Committee
▶Executive Committee
SKILLS & EXPERIENCE ▶Regulatory/Government ▶Corporate Governance ▶Technology/ Cybersecurity ▶Community/ Public Relations ▶Leadership Development/ Succession Planning/ Talent Management ▶Strategic Planning

SHARON C. TAYLOR Retired Senior Vice President, Human Resources, Prudential Financial Age: 70 Director since: 2012 Independent

CAREER HIGHLIGHTS:
▶President and Chief Executive Officer of New Jersey Resources since October 2019.
▶Prior to his current role, Mr. Westhoven served as President and Chief Operating Officer of New Jersey Resources from October 2018 to September 2019.
▶Executive Vice President and Chief Operating Officer of New Jersey Resources from November 2017 to September 2018.
▶Senior Vice President and Chief Operating Officer of NJR Energy Services Company, LLC (“NJRES”) and NJR Clean Energy Ventures (“NJRCEV”) from October 2016 to November 2017.
▶Senior Vice President of NJRES from May 2010 to September 2016.
▶Member of the Board of Directors of Choose New Jersey, an economic development organization, and the American Gas Association. He is also a member of the National Petroleum Council.
RELEVANT EXPERTISE:
Mr. Westhoven has been with the Company since 1990. His leadership and contributions have been instrumental to the growth of our businesses. His experience leading NJRES and NJRCEV, as well as his knowledge of natural gas markets, provides the Board with unique insight into the energy industry. Further, through Mr. Westhoven’s years of service as an executive officer of the Company, he has developed extensive knowledge in the areas of leadership, finance, strategy, risk oversight, safety, management and corporate governance, each of which provides great value to the Board. This experience and Mr. Westhoven’s role in developing NJR’s strategy are assets to the Board.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶None
COMMITTEES:
▶Executive Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶CEO Experience
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Energy Services/ Commodity Trading
▶Renewable Energy/ Energy Efficiency
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

STEPHEN D. WESTHOVEN President and Chief Executive Officer of New Jersey Resources Age: 56 Director since: 2018

2024 Proxy Statement	13

Election of Directors

Directors with Terms Expiring in 2027*

CAREER HIGHLIGHTS:
▶Chief Executive Officer and Co‑Founder, Water Capital Partners LLC, a company that sources and develops water sector infrastructure, 2011 to present.
▶President and Chief Executive Officer, American Water Works, Inc., 2006 to 2010.
▶President and Chief Executive Officer, Pennichuck Corporation, a water utility company, 2003 to 2006.
▶Chair, President and Chief Executive Officer, United Water Resources, 1991 to 2001.
RELEVANT EXPERTISE:
Mr. Correll’s experience with utility companies, through his leadership of American Water Works and other water services companies, has given him an understanding of the regulatory and operational issues that we face. In his various prior positions, including as a Chief Executive Officer, he gained experience in financial policy and risk oversight that is essential to his position as a member of the Audit Committee. In these roles he also gained significant experience that is relevant to his position as the Chair of the Board of NJR and Chair of the Executive Committee.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶Encompass Health Corporation (NYSE: EHC), 2005 to 2024
COMMITTEES:
▶Chair, Executive Committee
▶Audit Committee
▶Leadership Development and Compensation Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶CEO Experience
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Community/Public Relations
▶Environmental and Sustainability
▶Leadership Development/Succession Planning/Talent Management
▶Strategic Planning

DONALD L. CORRELL
Chair of the NJR Board, Chief Executive Officer and Co‑Founder, Water Capital Partners LLC
Age: 74
Director since: 2008
Independent
*Even though Mr. Correll's term expires in 2027, he will be retiring in 2026 due to the Company's mandatory retirement policy.

CAREER HIGHLIGHTS:
▶Retired. Chair and Chief Executive Officer of WGL Holdings, Inc., a diversified energy business that provides natural gas, electricity, green power carbon reduction and energy services, 2001 to 2009.
▶President, WGL Holdings, Inc., 1994 to 2001.
▶Chair, American Gas Association, during 2007.
▶Director, Harbor Bankshares Corporation, since 1996.
▶Director, Massachusetts Mutual Life Insurance Company, since 2002.
RELEVANT EXPERTISE:
As the former Chief Executive Officer of a New York Stock Exchange‑listed public utility holding company and from his past service as a Chair of the American Gas Association, Mr. DeGraffenreidt brings to the Board significant public utility experience and public company experience. Mr. DeGraffenreidt’s experience as a board member, including two years as industry co‑Chair of the Alliance to Save Energy, an organization that promotes energy efficiency and environmental stewardship, brings an important perspective to our Board’s oversight of those issues and aligns with the Company’s business strategy. Earlier in his career, Mr. DeGraffenreidt was an attorney with substantial experience and expertise in regulatory issues, and he also previously served as a utility consumer advocate, which provides him with unique insight regarding the perspectives of the Company’s stakeholders and the regulatory matters affecting the Company. His background, legal experience and wide‑ranging expertise in the natural gas industry enable him to provide valuable insight as a member of the Board.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶Harbor Bankshares Corporation (NYSE:HRBK), 1996 to present
COMMITTEES:
▶Nominating/Corporate Governance Committee
▶Leadership Development and Compensation Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶CEO Experience
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Technology/ Cybersecurity
▶Energy Services/ Commodity Trading
▶Community/ Public Relations
▶Legal
▶Leadership Development/ Succession Planning/ Talent Management
▶Strategic Planning

JAMES H. DEGRAFFENREIDT, JR. Retired Chair and Chief Executive Officer, WGL Holdings, Inc. Age: 71 Director since: 2019 Independent

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Election of Directors

CAREER HIGHLIGHTS:
▶Chief Executive Officer of American Water Works Company, Inc., since February 2022; served as President and Chief Executive Officer from February 2022 to August 2024.
▶Executive Vice President and Chief Financial Officer of American Water Works Company, Inc., from July 2019 to April 2022.
▶Executive Vice President - Finance of American Water Works Company, Inc., from June 2019 to July 2019.
▶Previously served as the Executive Vice President and Chief Financial Officer of Vectren Corporation, a diversified energy holding company with utility subsidiaries in the natural gas and electricity markets and other non‑regulated businesses (acquired by CenterPoint Energy in 2019).
▶Began at Vectren Corporation in January 2000 and served in a variety of positions, including Vice President, Controller and Assistant Treasurer; Senior Vice President, Finance; Senior Vice President, Chief Financial Officer; and Executive Vice President and Chief Financial Officer.
RELEVANT EXPERTISE:
Ms. Hardwick’s experience as the current Chief Executive Officer of the country's largest regulated water and wastewater utility company; as the Chief Financial Officer of multiple utility companies; her experience developing and executing business and financial strategy for regulated utility and market‑based businesses; and her experience overseeing accounting and finance functions, enterprise risk management and investor relations as well as customer operations and regulatory services, all provide her with a wide range of financial expertise that enhances the Board and makes her uniquely qualified as a member of the Audit Committee.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶American Water Works Company, Inc. (NYSE: AWK), February 2022 to present
COMMITTEES:
▶Audit Committee

SKILLS & EXPERIENCE
▶Utility
▶Regulatory/Government
▶CEO Experience
▶Finance/Accounting/ Risk Management
▶Corporate Governance
▶Community/Public Relations
▶Leadership Development/Succession Planning/Talent Management
▶Strategic Planning

M. SUSAN HARDWICK Chief Executive Officer, American Water Works Company, Inc. Age: 62 Director since: 2020 Independent

CAREER HIGHLIGHTS:
▶Partner, Patterson Belknap Webb & Tyler, LLP, a New York‑based law firm providing legal services across more than 20 practice areas, encompassing both commercial and litigation law.
▶Previously served as the Attorney General of New Jersey from 2003 to 2006.
▶Previously served as a federal prosecutor in the U.S. Attorney’s Office for the District of New Jersey where he tried cases involving organized crime and financial fraud.
RELEVANT EXPERTISE:
Mr. Harvey has over 30 years of courtroom experience as a former New Jersey Attorney General, federal prosecutor and leading civil and criminal trial attorney, uniquely situating him to provide thoughtful, independent leadership to our Board, particularly in the areas of government relations, public policy, and governance and social issues. As a nationally recognized lawyer with extensive experience in both government and the private sector, as well as great depth of work in the diversity and social justice arenas, Mr. Harvey has significant experience advising on legal and policy issues, which makes him an asset to our Board.
OTHER PUBLIC COMPANY DIRECTORSHIPS:
▶None
COMMITTEES:
▶Leadership Development and Compensation Committee (as of January 1, 2025)
▶Nominating/Corporate Governance Committee (as of January 1, 2025)
SKILLS & EXPERIENCE ▶Regulatory/Government ▶Corporate Governance ▶Community/Public Relations ▶Legal ▶Strategic Planning

PETER C. HARVEY Partner, Patterson Belknap Webb & Tyler LLP Age: 66 Director since: 2023 Independent

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Election of Directors

Director Nominations and Evaluation Processes
Refreshing our Board is important to provide new perspectives and ideas while ensuring sufficient experience and institutional knowledge to help mitigate risk. We replenish needed skills and experience and refresh Board committees through rotation of chairs and memberships.
NCGC Process for Identifying and Evaluating Director Candidates and Director Candidate Recommendations and Nominations by Shareowners

Assessment NCGC assesses skills and characteristics of Board members in context of business strategy

Analysis NCGC conducts analysis to determine current and projected gaps and needs in Board composition

Development Candidate list is developed with recommendations by directors, management and occasionally external recruiters and shareowners

Interviews NCGC conducts interviews and screens potential candidates for independence and potential conflicts

Recommendation Successful nominees recommended to the Board by the NCGC

Selection Board evaluates and selects nominees

Effective oversight of our strategic direction requires our Board to be composed of diverse individuals who possess attributes and core competencies important to our Company. The NCGC identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines and consistent with applicable governing standards. The NCGC evaluates each candidate’s individual qualifications, background and expertise and considers how the candidate would contribute to the overall background and expertise of the Board. Successful nominees bring the skills, talents, knowledge, judgement and expertise to ensure that the composition, structure and operation of the Board serve the best interests of our shareowners. The NCGC also considers the amount of time that a candidate will likely have to devote to the duties required of a director.
When identifying first-time candidates to the Board, the NCGC considers the appropriate skills and characteristics required of Board members in the context of our business and strategy and the current make-up of the Board, as well as other traits desirable for an optimal combination of qualified individuals. The NCGC also regularly assesses the appropriate skills and characteristics of Board members. This assessment includes numerous factors, such as the demographics of the communities we serve. The Board values the diversity of thought that arises from directors possessing different backgrounds, and gender, age, race/ethnicity and geographic experiences. As such, the NCGC is committed to actively seeking women and minority Board candidates.
To ensure that the Board’s composition reflects the particular needs of the Board and the Company, the NCGC incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees. The NCGC and Board monitor the effectiveness of this process through the Board’s enhanced self-evaluation process.
The NCGC considers qualified director candidate recommendations from shareowners. Shareowner nominees are evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Recommendations should be sent to Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719. Under our Bylaws, as amended and restated (the “Bylaws”), the Corporate Secretary must receive any nomination for director no later than 5:00 p.m. E.T. on September 23, 2025, nor earlier than 5:00 p.m. E.T. on August 24, 2025, for the 2026 Annual Meeting of Shareowners. In addition, any shareowner entitled to vote for the election of directors may nominate persons for election to the Board if such shareowner complies with the procedures set forth in the Bylaws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and summarized under “Questions and Answers About the Meeting,” which begins on page 91 of this Proxy Statement, under Question 17, “How do I make a shareowner proposal for the 2026 Annual Meeting of Shareowners?” The NCGC did not receive any recommendations from any shareowners in connection with the Meeting.

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The NCGC and the Board believe that the current Board is composed of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareowners.

Sources of Nominees
Board succession is an ongoing process. The NCGC recognizes the importance of thoughtful Board refreshment and engages in a continuing process of identifying attributes sought for future Board members. The NCGC considers potential candidates from a myriad of sources, including the professional networks of our current Board members. The NCGC is also authorized to engage professional search firms at the Company’s expense to assist with the identification, evaluation and conducting of due diligence on potential nominees for Board vacancies. Such third-party resources will be utilized as necessary going forward to the extent new director candidates are sought.
Annual Director Performance Evaluations
As required by our Corporate Governance Guidelines, the Board conducts an annual evaluation of its performance. The Board has the authority to retain advisors or consultants and to provide for their compensation by the Company, as the Board deems appropriate, to assist in designing and implementing this evaluation.
All Board members participate in the annual Board evaluation, which is administered by the NCGC. The assessment focuses on the following areas: Board structure and leadership, logistics, conduct of the meetings, discharge of Board responsibilities and Board culture and ethics. Directors also are asked to identify ways to improve the effectiveness of the Board. During fiscal year 2024, to supplement written Board evaluations, the NCGC Chair continued the practice of interviewing each Board member to solicit their views on the Board’s performance. The results of the interviews were shared with the NCGC and discussed with the Board. Feedback from the leadership team was also provided to the Board informally at the Board’s request. Each of the Audit Committee, the NCGC and the LDCC also conducts a self-evaluation administered by its committee chair on an annual basis. Overall, the Board’s current structure, composition and effectiveness were deemed to be very strong in light of its consistently collaborative interactions, and the current committee structures and compositions were deemed appropriate.

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Corporate Governance and Related Matters
Our business and affairs are managed under the direction of the Board. Directors are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Documents The following documents are available at investor.njresources.com/governance/governance‑documents

▶Corporate Governance Guidelines ▶Charters of the Audit Committee, LDCC and NCGC ▶Bylaws ▶NJR Code of Conduct ▶Wholesale Trading Code of Conduct
▶Dodd‑Frank Compensation Recoupment Policy
▶Supplemental Clawback Policy
▶Statement of Policy With Respect to Related Person Transactions
▶Adelphia Gateway, LLC – FERC Standards of Conduct Policy and Procedures

Diversity metrics and our Employer Information Report (“EEO‑1”) are available at https://www.njresources.com/ about/diversity‑inclusion/index.aspx. A printed copy of each of these documents is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Board Meetings, Attendance at Annual Meeting of Shareowners & Independence Standards
During fiscal year 2024, there were five meetings of the Board. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which the director served during the fiscal year. We encourage all directors to attend our annual shareowners’ meetings. All of the directors serving at the time of the 2024 Annual Meeting of Shareowners attended that meeting.
The Board sets our independence standards, which provide that a majority of the Board must be “independent” as that term is defined in our Corporate Governance Guidelines and rules of the New York Stock Exchange (“NYSE”) and the SEC as in effect from time to time. For a Board member or nominee to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us) or any of our affiliates.
Our Corporate Governance Guidelines are available on our website at investor.njresources.com under the caption “Governance.” The Board evaluates the independence of directors and nominees annually. Under the categorical standards adopted by the Board, a member of the Board is not independent if:
▶the director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;
▶the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of

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deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
▶(i) the director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time;
▶the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or
▶the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.
The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.
For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
With the exception of Mr. Westhoven, the President and Chief Executive Officer, the Board has affirmatively determined that each current member of the Board is independent. Additionally, we made no contributions during fiscal year 2024 to any charitable organization in which an independent director had served as an executive officer within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.
Changes in Board Member Principal Occupation
Any director who changes his or her principal occupation or employment or leaves or retires from the business with which such occupation or employment was carried out must submit a letter of resignation to the Chair of the Board. The letter will be submitted to the NCGC, which will make a recommendation to the Board regarding such director’s continued service on the Board. The Board will then determine whether to accept such resignation.
Certain Relationships and Related Person Transactions
Our Board has adopted a written related person transaction policy, which is managed by the Audit Committee. The policy generally provides that we may enter into a related person transaction only if:
▶the Audit Committee reviews, approves or ratifies such transaction in accordance with the guidelines set forth in the policy;
▶the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;
▶the transaction is approved by the disinterested members of the Board; or
▶the transaction involves compensation approved by the LDCC.

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Corporate Governance and Related Matters

If management recommends a related person transaction, the Audit Committee will review that transaction and determine whether to approve or disapprove it. When our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines it is not practicable or desirable to wait until the next Audit Committee meeting for approval of a particular transaction, the Chair of the Audit Committee has authority to act on behalf of the Audit Committee. The Audit Committee or the Chair approves only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareowners, as determined in good faith. Management will update the Audit Committee as to any material change to a proposed related person transaction at a subsequent Audit Committee meeting.
For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act. Our Statement of Policy with Respect to Related Person Transactions is available on our website at investor.njresources.com under the caption “Governance.”
Except as discussed below, there have been no related person transactions or proposed transactions since the beginning of fiscal year 2024 between the Company and our directors or executive officers, either directly or indirectly.
Andrew Westhoven, the brother of our President and Chief Executive Officer, is employed by NJRCEV, a wholly-owned subsidiary of NJR, serving as Director – Project and Engineering Management. The total compensation paid to Andrew Westhoven during 2024 was within the range set for employees with comparable qualifications and responsibilities who hold similar positions at the Company (salary of $172,800 to $268,000, plus short-term annual incentive compensation targeted between 15 and 50 percent of salary). He also received health insurance and other benefits available to all other employees in similar positions. His compensation was determined in accordance with our compensation practices applicable to all other employees who hold similar positions. Stephen D. Westhoven did not and does not have any direct responsibility for reviewing Andrew Westhoven’s work or any influence over his compensation or the other terms of his employment. The Audit Committee reviewed, approved and ratified the compensation of Andrew Westhoven.
Ms. Hardwick, a director on our Board, serves as the President and Chief Executive Officer of American Water Works. NJR, through NJRCEV, developed a net-metered rooftop, carport and ground-mounted solar project serving a water treatment plant owned and operated by American Water Works on its property in Somerset, New Jersey. Additionally, NJR, through NJRCEV, constructed a floating solar project located at an American Water Works reservoir in Millburn, New Jersey. All of the electrical output is sold to American Water Works under separate power purchase agreements, which are arms-length commercial transactions. Both projects continue to remain as operating assets within NJRCEV’s portfolio of projects. Although Ms. Hardwick has no involvement with the projects and does not receive any compensation in connection therewith, these transactions were referred to and approved and ratified by the Audit Committee.
Board Refreshment and Succession Planning
The Board recognizes the importance of Board refreshment and succession planning to ensure that our directors collectively have the skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities. (See “Election of Directors” above for a discussion of the key qualifications considered by the NCGC in evaluating candidates for the Board.) The Board has taken various actions to promote thoughtful Board refreshment as discussed below.
Director Retirement Policy
The Company’s Corporate Governance Guidelines provide that no director may serve beyond the date of the first annual meeting of shareowners following her or his 75th birthday. Only under extraordinary circumstances, as determined by the Board, may a retired director remain as a director emeritus.

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Board Succession Planning Activities
In view of recent and upcoming retirements, the NCGC has been actively engaged in board refreshment and succession planning, including retaining the services of external board candidate search firms and leveraging our current Board’s vast network to target candidates with skills that are appropriate and desirable for our Board. The NCGC is responsible for considering the long-term composition of the Board and believes in balancing the value of industry knowledge and experience from longer-tenured directors with new perspectives and fresh ideas that come from adding new directors to the Board. The NCGC also closely considers the pacing of expanding the Board so that new additions have sufficient overlap with longer-tenured directors to learn the business and understand the operations and culture of the Board.
The NCGC will continue to annually conduct a thorough review of the current composition of the Board and consider candidates as identified with the appropriate skills and experiences needed on the Board to properly discharge its responsibilities. The NCGC will also continue to consider appropriate balance in board tenure and board composition, with the ultimate goal of retaining experienced directors, while introducing fresh perspectives, backgrounds and skillsets through the nomination of new board members. We have made significant improvement with respect to board tenure over the past several years, with the average Board tenure currently at approximately 7.7 years.
Average Tenure

As our tenured directors have retired from the Board in accordance with our mandatory retirement age policy, we have engaged in director recruitment efforts to help ensure that the size and expertise of the Board are maintained at the level the Board believes appropriate and in alignment with the strategic direction of our Company. For example, in fiscal year 2024, the Board appointed one new director: Mr. Harvey. Mr. Harvey’s experience as a former Attorney General of the State of New Jersey and his significant experience advising on legal and policy issues have made him an excellent choice to join the Board.

Board Leadership Structure
The Board does not have a policy on whether the roles of the Chief Executive Officer and Chair of the Board should be separate or, if they are to be separate, whether the Chair should be independent. Given our current circumstances and operating strategies, we believe at this time having a separate Chair of the Board and Chief Executive Officer, supported by independent standing Board committees, is the most appropriate structure for our shareowners and us and demonstrates clear leadership to our employees, shareowners and other stakeholders. Nevertheless, the Board continues to believe that the absence of a policy requiring either the separation or combination of the roles of Chair and Chief Executive Officer provides the Board with the flexibility to determine the best leadership structure in the future, and whether to combine the roles or not is a matter for the Board's sole discretion. The Board recognizes that no single leadership model is right for all companies at all times. As such, as part of the Board’s annual assessment process, the Board evaluates our board leadership structure to ensure it remains appropriate.
Mr. Correll has served as our independent Chair of the Board since January 2020.
As our independent Chair of the Board, Mr. Correll ensures that the independent directors play a leading role in our current leadership structure by facilitating the Board's independent oversight function. The Chair of the Board is in frequent contact, and regularly consults with, Mr. Westhoven, our Chief Executive Officer. The Chair of the Board is elected annually by the independent directors and ensures that the Board operates independently of management and that shareowners have an independent leadership contact. The Chair of the Board also presides over the executive sessions of the non-management directors.

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Corporate Governance and Related Matters

Our independent Chair of the Board has the following specific roles and responsibilities:
▶Ensures that the Board and its committees function independently of management
▶Chairs Board meetings
▶Helps to develop the agenda for the Board meetings and provides guidance on Board and committee meeting schedules
▶Provides advice and counsel on Board meeting schedules to ensure there is sufficient time for all agenda items
▶Calls meetings and sets agendas for executive sessions of the independent directors
▶Evaluates and oversees the quality, quantity and timeliness of the information submitted by management to the independent directors
▶Acts as a liaison between the independent directors and senior management
▶Confers with the NCGC Chair as to the membership of the various committees and committee chairs
▶Coordinates with the NCGC Chair in the performance evaluation of the Board and its committees
▶Coordinates with the LDCC in the performance evaluation of the Chief Executive Officer
▶Is available for consultation and direct communication, under appropriate circumstances, if requested by major shareowners
▶Retains advisors and consultants at the request of the independent directors
▶Performs such other duties and responsibilities as may be delegated to the Chair by the Board from time to time

The Board has four standing Committees: the Audit Committee, the LDCC, the NCGC and the Executive Committee. With the exception of the Executive Committee, each committee is composed solely of independent directors.
Board’s Role in Risk Oversight
The Company operates in a complex market and regulatory environment. The Board has broad responsibility to provide oversight of significant risks primarily through direct engagement with management and through delegation of ongoing risk oversight responsibilities to the Committees. In particular, the Board reviews and oversees our various financial policies, financing programs, capital and operating plans, benefit plan management, safety practices, technology projects and certain risk management policies.
Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerance.
Our management team holds regular meetings to identify, discuss and assess financial risk from current macro-economic, industry and company perspectives.
The Board’s three active standing committees are responsible for risk oversight within their respective areas of responsibility. Each committee regularly reports to the Board on these matters. Generally, the Board’s committees and subsidiary boards of directors oversee the risks detailed below. Reports provided by senior leadership, as well as third-party experts, support oversight of the key risks delegated to each Committee and the full Board.
Audit Committee
As part of its regular reporting process, management reports to and reviews with the Audit Committee our material risks, including proposed risk factors and other public disclosures, mitigation strategies and our internal controls over financial reporting.
The Audit Committee also engages in periodic discussions with the Chief Financial Officer, Chief Risk Officer, Corporate Controller and other members of management regarding risks, as appropriate. The Audit Committee established an internal Risk Management Committee (“RMC”) to develop, implement and enforce risk management procedures for our business segments, including Storage and Transportation, NJRES, NJNG and NJRCEV, and to continuously monitor our credit risk management, risks related to trading positions and trading risk policies and procedures applicable to those entities. The RMC, which is comprised of individuals from our affiliated companies, meets approximately once a month and provides periodic reports to the Audit Committee. The RMC’s duties include evaluating the effectiveness of existing credit policies and procedures, reviewing material transactions and discussing emerging issues.

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The Audit Committee provides oversight for matters related to the security of information technology systems and procedures, including data privacy and cybersecurity and related risks. Management is responsible for identifying, managing and mitigating cybersecurity risk and communicating cybersecurity risks facing the Company to the Audit Committee and the Board. The Audit Committee receives updates at least quarterly on technology upgrades and enhancements that impact the assessment of risk, as well as on emerging issues such as artificial intelligence and the impact of the geopolitical, macroeconomic and risk landscapes.
Leadership Development and Compensation Committee
The LDCC considers risks relating to succession planning, human resources and human capital management, and risks that may result from our executive compensation programs. The LDCC oversees our executive compensation policies, practices and plans, and selects and oversees the Board’s independent compensation consultant. The LDCC evaluates the CEO’s performance, recommends approval of the CEO’s compensation to the Board and reviews the performance of certain other key members of management as well as succession and development plans for the CEO and other key members of management.
Nominating/Corporate Governance Committee
The NCGC considers risks related to corporate governance structure, board refreshment and succession planning, corporate governance policies and practices and risks related to environmental stewardship, sustainability and corporate social responsibility. The NCGC is also specifically tasked with overseeing ESG initiatives, including sustainability initiatives and climate change strategies, and ensuring NJR’s ESG strategy is integrated into Company-wide strategic planning. In addition to regular engagement with management, the NCGC reviews and provides input on the annual Sustainability Report from management setting forth NJR’s progress towards its commitment to a clean energy future in helping to achieve society’s climate and emission reduction goals and other governance matters. This includes, but is not limited to, reporting on climate change scenario planning, emission reduction goals, strategies for driving innovation in decarbonized fuels and diversity, equity and inclusion. While the NCGC has primary oversight over ESG initiatives, the interdisciplinary nature of these issues leads every standing committee of the Board to consider the Company’s efforts in managing these topics.
NJNG Board of Directors
The board of directors of NJNG, our principal wholly-owned subsidiary, is composed largely of non-management directors and enhances our operational and financial risk oversight. The NJNG board of directors typically meets on the same day as the Board and shares the same Chair as the NJR Board, Mr. Correll. In addition to Mr. Correll, the NJNG board includes Mr. DeGraffenreidt, Ms. Hardwick, Ms. Taylor and Mr. Westhoven.
Other Subsidiary Boards of Directors
The boards of directors of NJR’s wholly-owned subsidiaries, other than NJNG, are made up of management directors. The Board provides operational and financial risk oversight to the Company’s principal subsidiaries, and frequently discusses material risks and operations of those businesses.

We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership at the committee and subsidiary board level, with ultimate oversight by the full Board, led by the independent Chair of the Board.

Board’s Role in Human Capital Management
Our Board believes that human capital management is an important component of our continued growth and success and is essential to our ability to attract, retain and develop talented and skilled employees. We pride ourselves on a culture that respects co-workers and values concern for others. Fostering a culture and environment that values diversity and ethics helps create an inclusive organization where we embrace, leverage and respect the differences of our employees, customers and the communities where we live, work and serve.
On a regular basis the LDCC is updated on our human capital management, focusing on our organizational and workplace priorities, culture, diversity, equity and inclusion, and executive leadership succession and development. The Company’s Commitment to Stakeholders ("CTS") serves as an “operational scorecard” to provide direction and guidance on what employees should focus on every day to deliver business results. The revisions to the CTS the Board approved in 2023 include drivers that prioritize our key objectives and place an emphasis on sustainability, innovation, talent retention and social responsibility.

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Corporate Governance and Related Matters

Additionally, as noted above, our Diversity and Inclusion website provides detailed reporting on the demographic make-up of our workforce and includes a link to our EEO-1 reports at https://www.njresources.com/about/diversity-inclusion/index.aspx. The LDCC has regular involvement in talent retention and development and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for Chief Executive Officer succession planning and monitors management’s succession plans for other key executives. The Board believes that maintaining a strong management team is the best way to prepare for an unanticipated executive departure.
Periodically we conduct an employee feedback survey designed to help us gather information and insights to help better understand our Company's strengths and opportunities for improvement. The NJR Voice of Employee Engagement Survey was conducted in October 2023 with overall strong results. This includes a robust engagement score of approximately 90 percent, with intent indicated to remain at the Company, along with a willingness to recommend the Company as a great place to work. Additionally, the results found that employees firmly believe that the Company prioritizes safety, is committed to sustainability and innovation and is positioned for future success.
Information About the Board’s Committees
The Board has four standing committees to assist with the performance of its responsibilities. Each committee (except the Executive Committee) operates under a written charter that is available on our website at investor.njresources.com under the caption “Governance.” All members of every committee, except the Executive Committee, are independent as defined in the NYSE listing standards and our own independence standards.

AUDIT COMMITTEE

Members:
INDEPENDENCE
All members meet the additional independence requirements prescribed by the NYSE and the SEC for members of an audit committee.
ADDITIONAL QUALIFICATIONS
All members are “financially literate” and have accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined in SEC rules.
RESPONSIBILITIES
▶Oversees management’s responsibilities for accounting, integrity of the Company's financial statements and internal control over financial reporting
▶Selects, appoints, compensates and oversees the independent registered public accounting firm; approves the retention of, and retains, such firm, for any other purposes; and approves the audit and non‑audit fees we pay to such firm
▶Reviews the scope and the results of the work of the independent registered public accounting firm and internal auditors
▶Reviews the adequacy of internal control over financial reporting
▶Monitors financial risk
▶Has primary responsibility for the oversight of cybersecurity and technology
▶Prepares the Audit Committee Report
▶Fulfills its oversight responsibility for risk management by periodically assessing and responding to, as appropriate, material risks
The functions and responsibilities of the Audit Committee are described in more detail in the “Audit Committee Report.”

Gregory E. Aliff (Chair) Donald L. Correll M. Susan Hardwick Thomas C. O’Connor Michael O’Sullivan Meetings Held: Eight

24	2024 Proxy Statement

Corporate Governance and Related Matters

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Members:
INDEPENDENCE
The Board has determined that all members meet the additional independence requirements prescribed by the SEC and the NYSE for members of a compensation committee. No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.
RESPONSIBILITIES
▶Oversees the performance and qualifications of senior management and interprets, implements and administers the annual compensation and benefits for all of the Company’s and our subsidiaries’ officers
▶Reviews and approves financial corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers
▶Evaluates the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives
▶Determines and approves compensation levels for our Chief Executive Officer and our other executive officers based on this evaluation
▶Oversees strategies related to human capital management, including with respect to diversity, equity and inclusion initiatives, pay equity, talent and performance management and employee engagement
▶Makes recommendations to the Board with respect to annual and long‑term incentive compensation plans; and evaluates the performance of, and determines the salaries, incentive compensation and executive benefits for, officers
▶Administers our equity‑based and other executive compensation plans
▶Oversees our leadership development, including by reviewing our succession planning for senior management, officer promotions and affirmative action and diversity plans
▶Reviews all our executive compensation policies and procedures, including the incentives that they create and factors that may increase the likelihood of excessive risk taking, to determine whether they present a significant risk to us
▶Follows regulatory and legislative developments and considers corporate governance best practices
▶Prepares the Report of the LDCC
For additional information regarding the compensation‑related activities of the LDCC, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Leadership Development and Compensation Committee.”

Sharon C. Taylor (Chair) Donald L. Correll James H. DeGraffenreidt, Jr. Peter C. Harvey* Jane M. Kenny Thomas C. O’Connor Meetings Held: Four *Effective January 1, 2025

The Chair of the LDCC works with our Chief Executive Officer, Senior Vice President, Human Resources and Senior Vice President and General Counsel to establish the agenda for LDCC meetings. The Senior Vice President, Human Resources and management personnel reporting to her prepare data and materials for review by the LDCC using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review by the LDCC’s independent compensation consultant of peer company proxy data, information from professional research consortia, and nationally recognized compensation databases.
The LDCC reviews the performance and compensation of our Chief Executive Officer with input from the full Board (in the form of written evaluations) and our Chief Executive Officer’s self-evaluation. The LDCC approves the compensation of the other executive officers based upon the evaluation and recommendation of our Chief Executive Officer and its own review of each executive officer’s individual performance highlights. When it deems appropriate, the LDCC engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages.

2024 Proxy Statement	25

Corporate Governance and Related Matters

Our Board remains focused on its responsibilities in the areas of succession planning and talent development to ensure strong internal leadership capabilities that will support NJR’s strategic plan. The Chief Executive Officer provides a review of the performance and long-term leadership potential of our team, including possible succession candidates for key leadership positions. The
Board engages outside resources as needed to assist with the succession planning process. The Board also has developed a confidential plan for emergency succession in the event the Chief Executive Officer or certain other executive officers are unable to perform their duties.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

Members:
RESPONSIBILITIES
▶Assesses the corporate needs for an effective Board
▶Makes recommendations to the Board regarding Board composition, size, compensation, skills and talent needs
▶Identifies individuals qualified to be directors, consistent with the criteria approved by the Board and set forth in the Corporate Governance Guidelines (for information on the nomination process see, “Director Nominations and Evaluations Processes”)
▶Leads the annual self‑evaluation performance review of the Board
▶Recommends to the Board the selection of nominees for election to the Board
▶Recommends to the Board the individual directors to serve on the committees of the Board
▶Recommends to the Board corporate governance guidelines and oversees related governance matters
▶Advises the Board on environmental stewardship, sustainability and matters that impact corporate social responsibility, advocacy and our reputation, including the Company’s sustainability reporting
▶Oversees the Company’s corporate governance practices
For information on how to nominate a director see “Director Nominations and Evaluations Processes.”

Jane M. Kenny (Chair) Gregory E. Aliff James H. DeGraffenreidt, Jr. Peter C. Harvey* Sharon C. Taylor Meetings Held: Six *Effective January 1, 2025

EXECUTIVE COMMITTEE

Members:
RESPONSIBILITIES
▶During the interval between meetings of the Board, the Executive Committee is authorized under our Bylaws to exercise all powers of the Board, unless specifically directed otherwise by the Board or otherwise proscribed by law.

Donald L. Correll (Chair) Gregory E. Aliff Jane M. Kenny Sharon C. Taylor Stephen D. Westhoven Meetings Held: None

26	2024 Proxy Statement

Corporate Governance and Related Matters

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that set forth the practices of the Board, including the following:
▶Qualification, selection and election of directors
▶Director orientation and continuing education
▶Director responsibilities
▶Board composition and performance
▶Director access to management and independent advisors
▶Director compensation and share ownership guidelines
▶Management evaluation and succession
▶Policies regarding a Lead Director, if applicable
▶Executive sessions of the non-management directors
▶The policy on communicating with the non-management directors
Compensation Committee Interlocks and Insider Participation
No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.
Code of Business Conduct and Ethics
The Board has adopted a Code of Conduct that applies to all directors, officers, employees, temporary employees, agents, contractors and vendors of the Company. The Code of Conduct, which was most recently revised in April 2024, also satisfies SEC rules that require a code of conduct specifically for the principal executive officer and senior financial officers. The Board has also adopted a Wholesale Trading Code of Conduct, which applies to all officers, employees, agents and others authorized to act on the Company’s behalf who are directly or indirectly involved in the submission of offers or bids to buy or sell natural gas or pipeline or storage capacity. Together, these two codes of conduct form the foundation for compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and the high integrity level of our employees. These codes of conduct cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Copies of these codes of conduct are available on our website at investor.njresources.com under the caption “Governance.”
Insider Trading Policies and Procedures
The Company has adopted Insider Trading Policies and Procedures governing the purchase, sale and/or other dispositions of the Company’s securities by our directors, officers, employees and other covered persons that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing standards. It is also the policy of the Company that the Company will not engage in transactions in Company securities while in possession of material non-public information relating to the Company or its securities. A copy of our Insider Trading Policies and Procedures is filed as Exhibit 19.1 to our 2024 Form 10-K and are available on our website at investor.njresources.com under the caption “Governance.”

2024 Proxy Statement	27

Corporate Governance and Related Matters

Communications with the Board
Any shareowner or interested party wishing to communicate with the Chair, the non-management directors, any Board committee or specific individual director on an anonymous basis may do so by calling Ethicspoint, Inc., an unaffiliated toll-free hotline service, at 1-866-384-4277 or by submitting a report via a secure website at njr.ethicspoint.com. All communications are forwarded to the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee and the Chair of the Board by the next business day. In addition, any shareowner may communicate in writing to non-management directors by mailing communications to them c/o New Jersey Resources Corporation, 1415 Wyckoff Road, P.O. Box 1468, Wall, New Jersey 07719,
Attention: Chair of the Board, Donald L. Correll. The Chair of the Board and his duly authorized agents are responsible for collecting and organizing shareowner communications with the Board.
Each credible complaint that is received will be reviewed and investigated by one or more of the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee and the Chair of the Board, or such other person that the Chair of the Board determines to be appropriate, unless the Board creates a separate sub-committee to handle the investigation.
Director Compensation
The Board, at the recommendation of the NCGC, sets compensation for directors who are not employees of either the Company or our subsidiaries. Compensation of the non-employee directors is determined pursuant to the Non-Employee Director Compensation Plan, as amended, which was enacted pursuant to the 2017 Stock Award and Incentive Plan (the “2017 Plan”). The NCGC reviews the form and amount of compensation of non-employee directors at least once a year to ensure the directors are being compensated appropriately. In September 2023, the NCGC considered a competitive review of director compensation among the Company’s peer group companies that was prepared by Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant. For information on the peer group, see “The Compensation Review Process—Fiscal Year 2024 Peer Group” and see “The Compensation Review Process—Role of Compensation Consultant” for more information on FW Cook and its role.
In September 2023, based on FW Cook’s review, which captured trends and recent developments as well as market data, the NCGC recommended and the Board thereafter approved, effective January 1, 2024, an increase in the annual Restricted Stock Unit ("RSU") retainer from $125,000 to $130,000 and an increase in of the annual cash retainer from $84,000 to $89,000.
Compensation for directors who were not officers of the Company or our subsidiaries is detailed in the below table.

Director Annual Cash Retainer(1)	$89,000
Director Annual RSU Retainer (in Common Stock equivalent)(2)	$130,000	(the number of RSUs based upon the closing price of a share of Common Stock on the date of the grant)
Non‑Executive Chair Annual Cash Retainer(1)	$50,000
Non‑Executive Chair RSU Retainer(2)	$50,000
Annual Retainer - Committee Members
Audit Committee	$13,000
LDCC	$7,000
NCGC	$7,000
Additional Annual Retainer for Committee Chairs:
Audit, LDCC, NCGC	$15,000
NJNG Board Retainer
Member(3)	$9,000
Additional Annual Retainer- NJNG Board Chair(4)	$15,000

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Corporate Governance and Related Matters

(1)Cash retainers are paid in two equal semi-annual installments, with the first payment made as soon as practicable after the annual meeting of shareowners and the second payment made after the July Board meeting. Cash retainers are pro-rated for directors who serve only a portion of the year.
(2)Grants of the annual equity retainer in the form of RSUs are made at the time of the annual meeting of shareowners. The number of RSUs is based upon the closing price of a share of Common Stock on the date of the grant. The RSUs accrue dividend equivalents and vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the following annual meeting of shareowners. The RSUs are prorated through a director’s termination date if a director leaves the Board before the RSUs have vested. Upon vesting, the RSUs and accrued dividend equivalents are converted into shares of Common Stock. The equity retainers are pro-rated for directors who serve only a portion of the year.
(3)NJNG Board member annual retainers and any additional meeting fees are based upon each member only being compensated for one meeting when joint Boards of Directors meetings occur.
(4)This additional retainer will only be paid if the Chair of the NJNG Board is a different person than the Chair of the NJR Board.
Generally, we do not pay meeting fees to the directors. However, in the event of extraordinary circumstances resulting in an unusually high number of Board or committee meetings in a given year, the Board retains discretion to pay an additional per meeting fee of $1,500 to each attending non-employee director who is a member of such Board or committee.

Pursuant to our 2017 Plan, each non-employee director’s annual cash and equity compensation is limited to no more than $500,000 per fiscal year (calculating the value of any equity compensation based on the grant date fair value). Exceptions can be made only for a non-executive chair of the Board or, in extraordinary circumstances in the LDCC’s discretion, other individual non-employee directors.

Directors’ Deferred Compensation Plan
Non-employee directors of the Company are eligible to defer up to 100 percent of their Board compensation under the NJR Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”). This includes the deferral of the payment of annual Board and committee retainers, and Board meeting fees and committee meeting fees, if any. At the director’s election, deferred amounts are credited to either an “interest account” or a “stock account.”
If deferred amounts are credited to a stock account, such account initially is credited with a number of shares based on the closing price of our Common Stock on the date we allocate such fees (no later than 90 days after the deferred fees would have been paid) and thereafter is credited with additional shares based on the deemed reinvestment of dividends. An interest account is credited monthly with interest at a rate equal to the Prime Rate listed in the Wall Street Journal plus two percent, based on the average daily balance credited to the account for that month. The rate is adjusted on a monthly basis. At the election of participating directors, deferred balances in the stock and interest accounts are payable within five years of deferral, or after termination of Board service in a lump sum or in installments over a period not to exceed five years after termination of Board service.

2024 Proxy Statement	29

Corporate Governance and Related Matters

Fiscal Year 2024 Director Compensation
The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2024.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Non‑Qualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Gregory E. Aliff	124,000	130,000	0	56	254,056
Donald L. Correll	168,000	180,000	0	56	348,056
James H. DeGraffenreidt, Jr.	112,000	130,000	0	56	242,056
Peter C. Harvey	103,459	130,000	0	56	233,515
M. Susan Hardwick	111,000	130,000	0	56	241,056
Jane M. Kenny	118,000	130,000	0	256	248,256
Thomas C. O’Connor	109,000	130,000	0	56	239,056
Sharon C. Taylor	127,000	130,000	18,521	56	275,577
Michael A. O'Sullivan	102,000	130,000	0	10,056	242,056
George R. Zoffinger (5)	5,836	8,525	15,400	56	29,817
(1)This column reports the amount of cash compensation earned in fiscal year 2024 for Board (including NJNG Board) and committee service. For fiscal year 2024, each non-employee director, other than Mr. Zoffinger, received an annual cash retainer of $89,000. Mr. Zoffinger received a pro-rata payment based upon the number of days serving on the Board during calendar year 2024. Mr. Correll received an additional cash retainer of $50,000 for his service as Chair of the Board. Mr. Harvey received an additional pro-rata payment of $14,459 based upon the number of days he served on the Board in 2023, which was paid out to him in January 2024.
(2)These amounts are calculated in accordance with the share-based compensation provisions of Financial Accounting Standards Board (“FASB”) ASC Topic 718. Each director serving on January 1, 2024, other than Mr. Zoffinger, received an annual retainer of 3,118.254 RSUs valued at $130,000 based on the grant date closing price of $41.69 on January 24, 2024. Mr. Correll received a total retainer of 4,317.582 RSUs valued at $180,000 based on the grant date closing price of $41.69 on January 24, 2024, reflecting his additional retainer as Chair of the Board. Mr. Zoffinger received a prorated retainer based upon the number of days serving on the Board during calendar year 2024 of 204.476 RSUs valued at $8,525 based on the grant date closing price of $41.69 on January 24, 2024. As of the end of fiscal year 2024, each director other than Mr. Correll and Mr. Zoffinger had 3,210.596 RSUs outstanding, including accrued dividend equivalents, and Mr. Correll had 4,445.442 RSUs outstanding, including accrued dividend equivalents. Mr. Zoffinger had no RSUs outstanding.
(3)Amounts in this column show the amount contributed by us in fiscal year 2024, as we provide a return on directors’ deferred compensation in interest accounts at the Prime Rate listed in the Wall Street Journal plus two percent as part of our Directors’ Deferred Compensation Plan.
(4)Amounts in this column do not represent compensation paid to any non-employee directors. Instead, these amounts reflect contributions made in fiscal year 2024 as part of our overall support of charitable organizations under our Matching Gift Program and premiums we paid in fiscal year 2024 for a directors and officers travel insurance policy in the amount of approximately $56 per director. The Matching Gift Program for the Board of Directors was established to provide continuing encouragement and financial support for educational institutions and charitable organizations. Each non-employee director is eligible to participate in NJR’s Charitable Matching Gift Program, whereby NJR matches qualified charitable donations made by such directors.
(5)Mr. Zoffinger retired as of the 2024 Annual Meeting of Shareowners.
Non‑Employee Director Share Ownership Guidelines
All non-employee directors are required to own shares of our Common Stock with a market value equal to five times the annual cash retainer. This requirement is designed to ensure that non-employee directors acquire and retain a meaningful and significant ownership interest in the Company during their tenure on the Board to foster a mutual interest between Board members and shareowners of the Company. We expect non-employee Board members to retain at least 50 percent of the
Common Stock received from the Company as part of their annual stock retainer until they meet the share ownership requirements. All of our non-employee directors are in compliance with these guidelines. Only shares of Common Stock beneficially owned (as defined by the SEC’s rules and regulations) by our non-employee directors, including the directors’ restricted stock and restricted stock units, are counted in determining compliance with the guidelines.

30	2024 Proxy Statement

Stock Ownership
Principal Shareowners
The following table sets forth, as of November 27, 2024, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares		Percent of Class(1)

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	17,212,703	(2)	17.3%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	11,897,288	(3)	11.9%

State Street Corporation State Street Financial Center 1 Congress Street Boston, MA 02114	5,302,808	(4)	5.3%

(1)The percentages shown in the table are based on 99,769,083 shares of Common Stock outstanding on November 27, 2024.
(2)As reported on an Amendment to Schedule 13G filed with the SEC on January 19, 2024, BlackRock, Inc. held sole voting power over 16,514,704 shares of Common Stock and sole dispositive power over 17,212,703 shares of Common Stock. The number of shares of Common Stock owned by BlackRock may have changed since the filing of the Amendment to Schedule 13G.
(3)As reported on an Amendment to Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group reported that it held shared voting power over 124,005 shares of Common Stock, sole dispositive power over 11,670,422 shares of Common Stock, and shared dispositive power over 226,866 shares of Common Stock. The number of shares of Common Stock held by The Vanguard Group may have changed since the filing of the Amendment to Schedule 13G.
(4)As reported on an Amendment to Schedule 13G filed with the SEC on January 24, 2024, State Street Corporation reported that it held shared voting power over 4,948,582 shares of Common Stock and shared dispositive power over 5,302,808 shares of Common Stock. The number of shares of Common Stock held by State Street Corporation may have changed since the filing of the Amendment to Schedule 13G.

2024 Proxy Statement	31

Stock Ownership

Directors and Executive Officers
The following table sets forth, as of November 27, 2024, the beneficial ownership of our Common Stock of each of the directors, each of our executive officers listed in the Summary Compensation Table below, and all of our directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares (or shares such powers with his or her spouse). The beneficial ownership of each director and executive officer is less than one percent of the outstanding shares. The shares owned by all such persons as a group constitute approximately 0.72 percent of the total shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)(3)
Gregory E. Aliff	17,436
Roberto F. Bel	20,114
Donald L. Correll	51,742
Amy Cradic	33,226
James H. DeGraffenreidt, Jr.	20,073
M. Susan Hardwick	14,448
Peter C. Harvey	3,745
Jane M. Kenny	36,250
Patrick J. Migliaccio	43,533
Thomas C. O’Connor	26,641
Michael A. O'Sullivan	6,288
Richard Reich	18,954
Sharon C. Taylor	53,268
Stephen D. Westhoven	209,004
George R. Zoffinger	131,063
All Directors and Executive Officers as a Group (18 Persons)	722,915
(1)Each individual has furnished information as to the amount and nature of beneficial ownership not within our knowledge.
(2)Includes deferred shares of Common Stock held by the directors and executive officers pursuant to the Directors’ Deferred Compensation Plan or the Officers’ Deferred Compensation Plan over which they have sole voting power but no investment power, as follows: Mr. Aliff — 14,225 shares, Mr. Bel — 4,283, Mr. Correll — 43,738 shares, Ms. Hardwick — 2,391 shares, Ms. Kenny — 9,780 shares, Mr. Migliaccio — 14,121 shares, Mr. O’Connor — 23,430 shares, Ms. Taylor — 23,188 shares, Mr. Zoffinger — 95,383 shares, and all directors and executive officers as a group — 232,835 shares.
(3)Includes unvested Restricted Stock Units vesting within 60 days of the Record Date.

32	2024 Proxy Statement

Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents information, as of September 30, 2024, with respect to equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareowners	827,299	—	1,793,090
Equity Compensation Plans Not Approved by Shareowners(3)	—	—	—
TOTAL	827,299	—	1,793,090
(1)There are no outstanding options, warrants or rights. This amount includes restricted stock units, deferred stock retention units and performance share units that may vest based upon certain conditions and would be paid in the form of shares of Common Stock on a one-to-one basis upon vesting. This amount does not include outstanding shares of restricted stock. Assumes vesting at the maximum payout level for performance-based awards.
(2)There is no weighted-average exercise price for this column as none of the outstanding awards have an exercise price.
(3)We do not have equity compensation plans that have not been approved by shareowners.

2024 Proxy Statement	33

Compensation Discussion and Analysis
This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this Proxy Statement that describe the compensation awarded to, earned by or paid to the named executive officers.
Executive Summary
The Compensation Discussion and Analysis explains the process the LDCC of the Board uses to determine compensation and benefits for the following individuals, who were our “named executive officers” for the fiscal year ended September 30, 2024, and how their fiscal year 2024 compensation aligns with our pay-for-performance philosophy. It also describes the oversight of the LDCC and the rationale and processes used to determine the 2024 compensation of our named executive officers including the objectives and specific elements of our compensation program. The Compensation Discussion and Analysis contains statements regarding corporate performance targets and goals. The targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

STEPHEN D. WESTHOVEN	ROBERTO F. BEL	PATRICK J. MIGLIACCIO	AMY CRADIC	RICHARD REICH
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Operating Officer, NJNG	Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	Senior Vice President, General Counsel

34	2024 Proxy Statement

Compensation Discussion and Analysis

Compensation of our named executive officers is determined under our compensation and benefits program for senior executives, which is governed by the LDCC. Information with respect to the LDCC can be found on page 23 of this Proxy Statement.

At our 2024 Annual Meeting of Shareowners, nearly 98 percent of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation we paid to our named executive officers.
Our focus on intentionally aligning management’s pay with our performance through the years has been recognized favorably by our investors. In fiscal 2024, we held collaborative meetings with several of our largest shareowners, including BlackRock Institutional Trust Company and State Street Global Advisors, to solicit input on a variety of topics including governance matters, as shareowner understanding and feedback is important to us. For information regarding beneficial ownership, see Corporate Governance and Related Matters - Stock Ownership - Principal Shareowners.
As shown in the following graph, shareowner response to our executive compensation has been favorable.

Say-On-Pay Votes
The LDCC believes that the shareowner vote confirms the philosophy and objective of linking our executive compensation to performance, our commitment to stakeholders, enhancement of our shareowner value and executive leadership. We view this level of shareowner support as an affirmation of our current pay practices and, as a result, no significant changes were made to our executive compensation pay practices for fiscal year 2024. Our Board and the LDCC will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.
Our Guiding Philosophy
Our compensation philosophy is guided by the principle of pay-for-performance and is related to the value created for our shareholders. While aligning each executive’s compensation with our short-term and long-term business goals, we aim to provide the incentives needed to attract, motivate, reward and retain our management talent, which is crucial to our long-term success.
Additionally, in 2024, our eight designated cultural behaviors (the "Cultural Behaviors") became part of our performance review process. The Cultural Behaviors are behaviors identified to help advance our Company's culture and strategy to remain in step with both our changing business and today's dynamic energy landscape. We believe it is critically important that our culture aligns with our business strategy to drive performance. For additional information on our Cultural Behaviors, please see “Compensation Discussion and Analysis – Cultural Behaviors.” Compensation is also based upon our recently refreshed CTS key performance measures for Safe, Reliable Service, Customer Satisfaction, Sustainable Growth and Innovation, Engaged and High-Performing Workforce, Social Responsibility and Superior Financial Performance. For additional information on our CTS, please see “Compensation Discussion and Analysis – Commitment to Stakeholders Component.”

2024 Proxy Statement	35

Compensation Discussion and Analysis

Our Executive Compensation Program for Fiscal Year 2024
During fiscal year 2024, we undertook our annual review of our executive compensation practices to ensure that our plans and practices support the goals of the organization and are competitive with industry practice and consistent with the best interests of our shareowners. Beginning in fiscal year 2023, senior leaders across different segments of our organization started the process of reviewing the compensation program to align to the evolving NJR organizational culture. The objective was to evolve and develop the NJR culture to further emphasize business strategy and long-term performance. Key action items to effectuate this goal and ensure linkage to the NJR business strategy included (i) evaluating our current CTS, (ii) creating the Cultural Behaviors to set clear expectations for employees on “how” to work throughout the organization, (iii) updating the NJR 2024 performance management process to evaluate employees on results and behaviors and (iv) implementing people leader performance management training. This year, the compensation process was updated to incorporate our new CTS and our Cultural Behaviors as part of our executive compensation program, which features the following:
▶An Officer Incentive Program for fiscal year 2024 (the “2024 OIP”), which consists of goals that need to be met to earn an annual short-term incentive award, including Net Financial Earnings (“NFE”)(1) goals, CTS operational measures (several of which link to sustainability and human capital management goals) and individual leadership goals.
▶A long-term equity incentive award package for Mr. Westhoven, consisting entirely of “at-risk” equity awards, including FY 2024 NFE Performance Share Units and FY 2024 Total Shareholder Return ("TSR") Performance Share Units (“Performance Share Unit Awards”) along with Performance-Based Restricted Stock Units payable in three annual installments, with vesting subject to achievement of a Net Financial Earnings Per Share (“NFEPS”)(1) goal for the fiscal year ended September 30, 2024.
▶A long-term equity incentive award program for our executive officers (other than Mr. Westhoven) that includes a mix of Performance Share Unit Awards and Time-Vested Restricted Stock Unit awards.
▶Our long-term equity incentive awards for fiscal year 2024, which were granted under our 2017 Plan, that include non-competition and non-solicitation covenants designed to protect us from paying out awards to departed executives who engage in certain activities that could harm the Company.
To implement our pay-for-performance philosophy, the LDCC set reasonable but rigorous goals for our 2024 OIP and performance share units granted to our named executive officers.
(1)NFE and NFEPS are financial measures not calculated in accordance with GAAP and are discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and NFEPS and reconciliations to net income, please see Appendix A.

36	2024 Proxy Statement

Compensation Discussion and Analysis

Fiscal Year 2024 Performance Highlights
Our Pay-for-Performance Link
Fiscal year 2024 was another strong year for our Company with solid contributions across our diversified businesses. We executed our strategy, advancing our decarbonization priorities and leading with new technologies and innovation. Our financial and operational performance in fiscal year 2024 largely met or exceeded the financial and operational goals set forth in the OIP, including the Officer Performance Hurdle. The result is annual short-term incentive award payouts to our named executive officers participating in the 2024 OIP of between 123.31 percent and 140.64 percent of their respective target award amounts. Our NFEPS for fiscal year 2024 of $2.95 exceeded our initial NFEPS guidance range, which included an increase in NFEPS guidance of $0.15 during the fiscal year. Our total
NFE for fiscal year 2024 was $290.8 million, compared to NFE of $261.8 million in fiscal year 2023. Our strong operational execution was reflected by our performance against our 2024 OIP CTS targets, which included activities that are not measured by financial metrics.
Our three-year cumulative financial performance resulted in a payout of 124 percent of the fiscal year 2022 NFE-based performance share units, and our 94th percentile total shareholder return relative to our industry comparator group over the last three fiscal years resulted in a payout of 150 percent of the fiscal year 2022 TSR-based performance share units. Additionally, because we achieved our NFEPS goal for the fiscal year 2024 Performance-Based Restricted Stock Units, such awards vested subject to continued service.
Delivering Strong Financial and Operational Results

NFE(1)	NFEPS(1)	Dividend Growth	Total Shareholder Return

$290.8M	$2.95	7.1%	20.7%

NJR’s NFE was above the 2024 OIP NFE target of $269.0 million	FY 2024 NFEPS exceeded initial NFEPS guidance of $2.70 - $2.85	Annual dividend increase of 7.1% representing the 29th consecutive year of dividend growth	NJR delivered 20.7% in total shareholder return for FY 2024

Strong operational performance above CTS metric targets

(1)NFE and NFEPS are financial measures not calculated in accordance with GAAP and are discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and NFEPS and reconciliations to net income, please see Appendix A.
Strong Performance Across Our Business Units
It was another solid year for New Jersey Resources, where our team executed on our growth objectives, advanced our decarbonization strategy and delivered results that largely aligned with our CTS. We increased our annual dividend rate by 7.1 percent, and due to strong performance driven by the hard work of our people, we raised NFEPS guidance during fiscal year 2024.

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Compensation Discussion and Analysis

New Jersey Natural Gas
▶Reported fiscal 2024 NFE of $133.4 million compared with $131.4 million during fiscal 2023
▶Added over 8,000 new customers, which represents a growth rate that is among the highest in our peer group
▶Maintained the fewest leaks per mile of any natural gas utility in the state, with fewer than 0.1 leaks per mile in our entire system
▶Became the first natural gas utility in New Jersey to install carbon capture units
▶Invested over $500 million, including investments in our SAVEGREEN energy efficiency program and key infrastructure projects throughout our distribution system
▶SAVEGREEN celebrated its 15th anniversary, helping over 100,000 customers save energy and money since inception; we invested $71.3 million this year in helping customers become more energy efficient, our highest investment since SAVEGREEN's inception
NJR Clean Energy Ventures
▶Executed on our renewable infrastructure strategy
▶Placed into service our first capped landfill community solar facility in New Jersey, making the benefits of clean energy more accessible with 51% of the power generated by this project dedicated to low-to-moderate income customers
▶Maintained the most robust and geographically diverse pipeline of investment options in NJRCEV's history
NJR Energy Services
▶Reported fiscal 2024 NFE of $111.5 million compared with $68.5 million during fiscal 2023
▶Executed its long-option strategy, which delivered significant additional margin during periods of strong demand and market volatility, enabling the Company to raise NFEPS guidance
▶Strong results continue to be supported by NJRES’s asset management agreements, which provide a consistent cash contribution well into the future
Storage and Transportation (“S&T”)
▶Reported fiscal 2024 NFE of $12.2 million
▶Delivered strong operational performance at Adelphia Gateway and Leaf River Energy Center
▶Completed new booster compression station on Leaf River’s pipeline system
NJR Home Services (“NJRHS”)
▶Completed over 80,000 service calls and 4,300 HVAC, plumbing and generator installations, and achieved a nearly 5-star Google rating
▶Named a Ruud Top Twenty Pro partner for the eighth consecutive year
▶Increased operating revenues over 8% to $62.6 million

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Compensation Discussion and Analysis

Key Compensation Corporate Governance Practices
The LDCC and the NCGC continuously review evolving practices in executive compensation and corporate governance. We have adopted certain policies and practices that we believe are consistent with industry best practices.

WHAT WE DO	WHAT WE DO NOT DO
 Use an appropriate balance between short-term and long-term compensation.
 Use multiple performance metrics under the 2024 OIP to encourage executives to focus on financial and operational goals important to the Company and other stakeholders.
 Link realized value from long-term equity incentives to absolute and relative stock price performance.
 Link annual short-term incentive compensation directly to certain environmental and social goals through our CTS.
 Conduct an annual review and assessment of potential and existing risks arising from our compensation programs and policies.
 Maintain meaningful share ownership guidelines for our directors and executive officers.
 Subject cash and equity incentive compensation paid to our executive officers to our compensation recoupment policies.
 Prohibit hedging and pledging of our stock by our directors, officers and employees.
 Require a “double trigger” for acceleration of equity award grants following a change of control.
 Engage an independent advisor, who performs no other work for the Company, to advise the LDCC on executive compensation matters and the NCGC on director compensation matters.

  Enter into employment agreements with any executive officer or guarantee any executive officer a minimum base salary, bonus or equity awards.
  Provide executive officers any excise tax payment or tax gross-up for change of control-related payments, or a tax gross-up on any perquisites.
  Provide excessive perquisites.
  Allow repricing of stock options or buyout of underwater stock options without shareowner approval.

Principles of Our Compensation Framework
The LDCC believes that the compensation program for executive officers should reward the achievement of our short-term and long-term objectives and that compensation should be related to the value created for our shareowners. Furthermore, the compensation program should reflect competitive and best practices in the marketplace. In addition, we have launched cultural behavior objectives that were implemented in fiscal year 2024 as part of the LDCC’s guiding principles for all compensation decisions. The following objectives serve as the LDCC’s guiding principles for compensation decisions.
▶Our executive compensation and benefits should attract, motivate, reward and retain the management talent necessary to achieve our business objectives at compensation levels that are fair and competitive with those of comparable companies.
▶Compensation should be set based on the leadership and contribution of each executive officer, taking into account individual skill sets, experience and achievement.
▶Compensation should also be based upon our CTS key performance measures: Safe, Reliable Service, Customer Satisfaction, Sustainable Growth and Innovation, Engaged and High-Performing Workforce, Social Responsibility and Superior Financial Performance.
▶Compensation should be linked to corporate performance as measured by financial performance and creation of long-term value for our shareowners.
▶Compensation should ensure that our culture aligns with our business strategy to drive performance. Earlier this year we identified eight key areas we call “Cultural Behaviors” that we think are essential to strengthening our culture and charting a path forward

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Compensation Discussion and Analysis

for our Company. The Cultural Behaviors were a part of the 2024 non-union performance review process in which non-union employees, including the executive officers, were evaluated, and will continue being a component of the process going forward.
▶Compensation should consist of an appropriate mix and weighting among base salary, annual short-term incentive awards and long-term equity incentive awards such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at-risk” compensation for the executive should increase as a percentage of total compensation.
▶The compensation program should incorporate safeguards to prevent executives from taking unnecessary and excessive risks.
▶If the Company’s audited financial statements are restated due to any material noncompliance with the financial reporting requirements under the securities laws, the LDCC may, or shall if required, demand repayment of some or all incentives paid to our executive officers within the last three years.
▶We engage directly with shareowners on executive compensation and will initiate responsive actions when appropriate.

Elements of Our Compensation Program for Named Executive Officers
The table below describes each element available in our compensation program for executives and briefly explains how it promotes our objectives. We believe the combination of these elements provides an appropriate balance of rewards, incentives and benefits to our executives; enables us to meet our desired compensation objectives; strengthens our ability to attract and retain highly qualified individuals; and appropriately links pay to performance.

Element of Compensation	Description	How This Element Promotes Company Objectives

Annual Short-Term Compensation:

Base Salary	Fixed annual compensation that provides continuous income.	Aids in both recruitment and retention; designed to be competitive in the marketplace.

Annual Short-Term Incentive Awards	Performance-based compensation for achieving established annual goals based on a combination of NFE, individual leadership (as set forth in the Cultural Behaviors) and our CTS.	Motivates and rewards achievement of annual corporate objectives by providing at-risk pay opportunities linked to Company, business unit and individual performance.

Long-Term Compensation:

Performance Share Unit Awards	Grants of stock units that are payable in Common Stock and earned based on TSR performance relative to an industry comparator group and cumulative NFEPS, each over a three-year period.	Provides strong performance incentives by aligning a portion of executive compensation to long-term goals for NFEPS and relative TSR.

Time-Vested Restricted Stock Unit Awards
Grants of time-vested stock units that vest over a specified period and are payable in Common Stock. May be awarded under our long-term incentive program or used for special recognition of superior performance.

Promotes retention, increases equity ownership and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

Performance-Based Restricted Stock Unit Awards	Grants of stock units with time-based vesting if we achieve an annual NFEPS goal.	Provides strong performance incentives by aligning a portion of executive compensation to our financial performance, promotes retention and supports shareowner alignment objectives.

40	2024 Proxy Statement

Compensation Discussion and Analysis

Element of Compensation	Description	How This Element Promotes Company Objectives

Deferred Stock Retention Unit Awards
Grants of deferred stock retention units that are payable in Common Stock, but only if the executive complies with non-competition and non-solicitation covenants. May be awarded under our long-term incentive program or used to recognize and reward superior performance.

Promotes retention by providing a disincentive for executives to leave us for a competitor and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

Other Compensation:

Deferred Compensation	Opportunity to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles.	Enables executives to structure payments to meet personal financial needs and objectives.

Post-Termination Payments and Benefits	Payments and benefits upon termination of an executive’s employment in specified circumstances, such as retirement, death, disability or a change of control.
Provides assurance of financial security, which supports lateral recruiting and executive retention and makes it easier for executives to objectively evaluate potential changes to our strategy and structure.

Other Benefits
Executives participate in employee benefit plans generally available to our employees, including our Employees’ Retirement Savings Plan; qualified defined benefit plan for retirement allowances; medical, dental, life, accidental death and dismemberment, travel and accident and long-term disability insurance; and certain limited perquisites.
Offers fair and competitive programs to provide family protection and facilitate recruitment and retention as part of our broad-based total compensation.

The Compensation Review Process
How We Approve Compensation Measures
Our planning process begins in the third quarter of our fiscal year when management identifies financial and operational goals, performance measures and action plans that are tied to our CTS and that will be executed by the business units. These goals, performance measures and action plans are approved by management in the fourth quarter of our fiscal year for the following fiscal year and are typically presented to the Board in September or November for approval. Once approved by the Board, the financial and operational goals become the compensation measures for the executive officers and are the foundation for our CTS. These measures are communicated to the entire organization through the performance planning and evaluation process and through management presentations to employees.
Role of the LDCC and the Chief Executive Officer
Governance of our compensation program is the responsibility of the LDCC, which consists solely of independent directors. The LDCC works with management, in particular our Chief Executive Officer and the Senior Vice President, Human Resources, in making decisions regarding our compensation program. The LDCC reviews and considers all elements of executive compensation in setting policies and determining compensation amounts. The Chief Executive Officer is responsible for recommending to the LDCC the compensation amounts for each of our named executive officers, other than himself. Mr. Westhoven attended meetings of the LDCC during fiscal year 2024 but did not participate in the portion of the meetings when his compensation or performance was discussed.

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Compensation Discussion and Analysis

Role of Compensation Consultant
The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2024, the LDCC retained FW Cook as its independent compensation consultant. All work completed by FW Cook is subject to the approval of the LDCC. The independent compensation consultant’s role, with respect to the LDCC, is to provide independent advice and counsel. The independent compensation consultant was retained to (i) assist in gathering and analyzing market data, (ii) advise the LDCC on compensation standards and trends, (iii) provide an annual risk assessment of our compensation policies, and (iv) assist in the implementation of policies and programs. In April 2024, after considering the relevant factors, including those prescribed under SEC and NYSE rules, the LDCC determined that FW Cook had no other financial ties to the Company or our management and that the work FW Cook performed did not create any conflicts of interest.
Prior to each meeting of the LDCC, the independent compensation consultant meets with the Chief Executive Officer or his executive officer designee and the Chair of the LDCC, followed, as deemed necessary by the LDCC Chair, by a private meeting with only the LDCC Chair. The LDCC also periodically meets in executive session with its independent compensation consultant to discuss our compensation program. During fiscal year 2024, the independent compensation consultant periodically met with management at the direction of the LDCC, participated in LDCC meetings, reviewed materials in advance of meetings, provided data to the LDCC on market trends and overall compensation design, and reviewed recommendations for base salary and annual short-term and long-term equity incentive awards for our named executive officers.

Peer Group Analysis
So that we can successfully attract and retain the high-quality executive talent critical to our long-term success, we intend that the levels of compensation available to executive officers who enhance corporate value are competitive with the compensation offered by publicly held companies that are similar to us with regard to size and industry focus. To understand the competitive market for pay and set the compensation terms for our program, we analyze the compensation programs of a peer group of companies.

Fiscal Year 2024 Peer Group
In July 2023, with assistance from FW Cook, the LDCC undertook a comprehensive review to determine the peer group for fiscal year 2024 compensation. Consistent with FW Cook's recommendations, the LDCC removed South Jersey Industries, as it was taken private in February 2023. The LDCC also added UGI Corporation to the fiscal year 2024 peer group based on business model similarities and other qualitative and quantitative considerations. The following 15 companies therefore constitute the peer group for fiscal year 2024 compensation purposes (the “2024 Peer Group”), based upon business model similarities, size and other factors.

AltaGas Ltd.	IDACORP, Inc.	ONE Gas, Inc.
Atmos Energy Corporation	National Fuel Gas Company	PNM Resources, Inc.(1)
Avista Corporation	NiSource Inc.	Southwest Gas Holdings, Inc.
Black Hills Corporation	Northwest Natural Holding Company	Spire Inc.
Chesapeake Utilities Corporation	NorthWestern Energy Group, Inc.	UGI Corporation
(1)PNM Resources changed its name and trading symbol to TXNM Energy, Inc. (TXNM) effective August 5, 2024.
Peer Group Positioning as of July 31, 2023

Market Capitalization 49th PERCENTILE	Revenue 45th PERCENTILE

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Compensation Discussion and Analysis

Establishing Total Direct Compensation
Total direct compensation is the sum of base salary, annual short-term incentive awards and long-term equity incentive awards. A significant portion of each named executive officer’s compensation consists of performance-based incentive awards, which only pay out to the extent the Company (or in some cases, the individual) achieves predetermined financial and strategic performance goals. The at-risk portion of total direct compensation provides higher pay for above-target levels of performance and lower pay for performance below target levels.
In setting each named executive officer’s total compensation opportunity, the LDCC does not set total direct compensation or the component parts at levels designed to achieve a mathematically precise market position. Instead, the LDCC reviews all components of each named executive officer’s total direct compensation to ensure such compensation meets the goals of the program. As a part of this review, the LDCC considers corporate performance, compensation survey data, the advice of its independent consultant and the recommendations of management. The LDCC considers individual and overall Company operating performance to ensure executive compensation reflects past performance as well as future potential, and adequately differentiates among employees based on the scope and complexity of each employee’s job position, market comparisons, individual performance and experience and overall affordability. Our Chief Executive Officer’s performance, and the performance of each other named executive officer, is evaluated in light of our overall performance (as described in greater detail below) and non-financial goals and strategic objectives approved by the LDCC and the Board. Based on its latest review, the LDCC believes total compensation for each of the named executive officers is reasonable.
The following table shows the target total direct compensation opportunity that the LDCC approved for fiscal year 2024.

Name	Salary(1) ($)	Target Annual Short-Term Incentive Amount(2) ($)	Long-Term Equity Incentive Value(3) ($)	Target Total Direct Compensation ($)
Stephen D. Westhoven	973,434	1,070,777	3,266,351	5,310,562
Roberto F. Bel	423,720	254,232	485,070	1,163,022
Patrick J. Migliaccio	497,533	298,520	624,081	1,420,134
Amy Cradic	432,638	259,583	542,725	1,234,946
Richard Reich	424,309	212,155	424,989	1,061,453
(1)The table states the annual salary of each named executive officer as of January 1, 2024.
(2)The target annual short-term incentive amount for Mr. Westhoven was 110 percent of annual salary. For Mr. Bel, Mr. Migliaccio and Ms. Cradic, the target short-term incentive amount was 60 percent of annual salary and for Mr. Reich, the target short-term incentive amount was 50 percent of annual salary.
(3)Represents grant date fair market value of long-term equity incentive awards granted in fiscal year 2024. For more information regarding the granting of long-term equity incentive awards in fiscal year 2024, please see “Long-Term Equity Incentive Awards.”

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Compensation Discussion and Analysis

Components of Compensation
Base Salary
Our Chief Executive Officer recommends base salary increases for our named executive officers other than himself. These recommendations are subject to review and approval by the LDCC and the Board. Base salary increases for our Chief Executive Officer are recommended by the LDCC and approved by the independent members of the Board. In setting the base salary level of each executive officer, the LDCC considers marketplace compensation data compiled and presented by its independent compensation consultant, as well as the executive’s experience level, demonstrated capabilities, time and placement in position, our geographic region and the actual performance of the Company and the executive. No particular weight is assigned to any one factor. The following are the base salaries for each of the named executive officers as of October 1, 2023. In November 2023, the Board approved increases in base salary for the named executive officers (of up to 7.00 percent), effective January 1, 2024.

Name	Base Salary as of 10/01/2023 ($)	Increase (%)	Increase ($)	Base Salary as of 1/1/2024 ($)
Stephen D. Westhoven	938,250	3.75%	35,184	973,434
Roberto F. Bel[1]	396,000	7.00%	27,720	423,720
Patrick J. Migliaccio	479,550	3.75%	17,983	497,533
Amy Cradic	417,000	3.75%	15,638	432,638
Richard Reich[1]	396,550	7.00%	27,759	424,309
(1)Mr. Bel's and Mr. Reich's respective base salaries were increased by approximately 7.00 percent to better align them to their peers at companies in our 2024 Peer Group. The base salaries of the remaining NEOs were increased to reflect a cost-of-living adjustment.
Annual Short-Term Incentive Awards
We maintain a strong link between performance and pay within our executive compensation program by emphasizing incentives and using financial, operational and leadership measures, which we believe are key drivers of long-term value creation for shareowners. The LDCC reviews and approves the annual performance objectives for the Company and our named executive officers at the start of each fiscal year.

Our goals for the 2024 OIP were to ensure each executive officer understands his or her individual performance objectives and how they could be achieved based on areas that the officer impacts, to continue the linkage to corporate results and to provide flexibility to determine awards based on qualitative performance assessments.

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Compensation Discussion and Analysis

2024 OIP Annual Short-Term Incentive Awards
Under the 2024 OIP, the LDCC first established a performance hurdle (“2024 OIP Performance Hurdle”). Generally, no awards would be paid to officers under the 2024 OIP unless the 2024 OIP Performance Hurdle was achieved. For fiscal year 2024, the LDCC established the 2024 OIP Performance Hurdle in November 2023 of $201.8 million in NJR NFE, which was 75 percent of the NJR target NFE amount for fiscal year 2024 of $269.0 million and $85.5 million in NJNG NFE, which was 75 percent of the NJNG target NFE amount for fiscal year 2024 of $114.0 million. NFE is explained below under “Net Financial Earnings Component.” The LDCC reserves the ability to modify, based upon its qualitative assessment, any annual short-term incentive award payable under the 2024 OIP, based upon the recommendations of the Chief Executive Officer and subject to the maximum payout limit. Our Chief Executive Officer also may recommend special recognition awards to named executive officers (other than himself) who have made significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve these recommended awards, and also may approve special recognition awards to the Chief Executive Officer. The Chief Executive Officer engages in extensive discussions, evaluation and review of his recommendations with the LDCC to reach a consensus on the annual short-term incentive awards.
The Chief Executive Officer uses the criteria set forth in the 2024 OIP to guide his recommendations of the target annual short-term incentive awards for the named executive officers, other than himself, to the LDCC. Each named executive officer’s annual short-term incentive award is based 50 percent on our NFE, 30 percent on the named executive officer achieving an individual leadership component and 20 percent on the Company meeting the goals of an overall CTS component. Each of these criteria is described below. These criteria are used to balance our focus on affordability with the use of non-financial metrics that are leading indicators of the creation of long-term shareowner value. While these criteria serve as guidelines, the Chief Executive Officer has discretion to recommend a modification of the actual short-term incentive awards for each of the named executive officers (other than himself) to the LDCC. No such discretion was used for the 2024 OIP. The target percentage of base salary for the annual short-term award opportunity for each of our named executive officers is set forth below.
Annual Short-Term Incentive Awards

BASE SALARY	X	Target Annual Short-Term Incentive Opportunity (% of Base Salary)	X	Net Financial Earnings Component (Weighted 50%)	+	Leadership Component (Weighted 30%)	+	Commitment to Stakeholders Component (Weighted 20%)	=	ANNUAL SHORT-TERM INCENTIVE AWARD

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Compensation Discussion and Analysis

Name	Target Annual Short‑Term Incentive Award Opportunity
Stephen D. Westhoven	110%
Roberto F. Bel	60%
Patrick J. Migliaccio	60%
Amy Cradic	60%
Richard Reich	50%
Actual fiscal year 2024 short-term incentive award payments under the 2024 OIP, if earned, could range from 0 percent up to 150 percent of the target amount for each named executive officer, calculated as shown above. Amounts payable in excess of target may be paid in full, or in part, in the form of cash, restricted stock or deferred stock retention unit awards based on our Chief Executive Officer’s recommendation and LDCC approval.
Net Financial Earnings Component
NFE represents net income excluding the accounting impact and resulting volatility in our GAAP earnings due to unrealized gains and losses from certain derivative instruments, net of applicable tax adjustments. NFE is not an alternative to a measure of liquidity or financial performance derived from GAAP, such as earnings per share. We use NFE as a key performance measure for compensation purposes because we believe it strongly encourages capital discipline and better investment decisions and leads to enhanced cash flow and shareowner value. As our chief operating decision maker, our Chief Executive Officer uses NFE as a measure of profit or loss in measuring the results of our operations. For a full discussion of NFE and a reconciliation to net income, please see Appendix A.
Generally, no annual short-term incentive award is payable to our named executive officers under the 2024 OIP unless we achieve the 2024 OIP Performance Hurdle. However, the LDCC retains the ability to pay an annual short-term incentive award even if we do not achieve the 2024 OIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.
For fiscal year 2024, the target NFE amount for NJR, which was applicable to Messrs. Westhoven, Bel and Reich and Ms. Cradic, was $269.0 million. Therefore, the Minimum NFE, the hurdle, applicable to these individuals was $201.8 million. The fiscal year 2024 NFE target was based on our NFE guidance for fiscal year 2024. NJR’s NFE for fiscal year 2024 was $290.8 million. The target NFE for NJNG, applicable to Mr. Migliaccio was $114.0 million. The Minimum NFE applicable to his short-term incentive award was $85.5 million. NJNG’s NFE for fiscal year 2024 was $133.4 million.
The graphs below show the performance/payout curve for the NFE component of the annual short-term incentive awards applicable to NJR (for Messrs. Westhoven, Bel and Reich and Ms. Cradic) and NJNG (for Mr. Migliaccio). Payouts for performance between the stated percentages are interpolated.

NJR
Maximum
$322.8
Actual
NFE
$290.8
Target
$269.0
Threshold
$215.2
Hurdle
$201.8
150%
100%
50%
0%
Payout % of Target
$150
$190
$230
$270
$310
NFE (in millions)

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Compensation Discussion and Analysis

Leadership Component
The LDCC assesses the leadership component for our Chief Executive Officer based on a review of his performance considering his specific individual objectives for the past fiscal year. The leadership component for the other named executive officers is determined based on our Chief Executive Officer’s review of established business unit initiatives and individual performance assessments, which is then discussed and ratified by the LDCC. As part of his review, our Chief Executive Officer seeks and considers specific examples of how each named executive officer met the applicable objectives.
Commitment to Stakeholders Component
The CTS component of the annual short-term incentive award is determined based on a subset of the 26 specific performance measures (the “CTS Performance Measures”) that the LDCC views as important to our stakeholders. These measures encompass a broad range of our activities that are not necessarily reflected in our financial metrics, including many that relate to our sustainability efforts. The CTS Performance Measures are company-wide and fall into the following six categories:

Safe and Reliable Service Provide safe and reliable service to customers every day	Engaged and High- Performing Workforce Build a culture of trust and transparency that enables strong teamwork to achieve business goals, while preserving work/life balance	Customer Satisfaction Exceed customer expectations for all aspects of the customer experience

Social Responsibility Support our communities and foster diversity, equity, inclusion and belonging	Sustainable Growth and Innovation Lead the industry through the innovation of cleaner energy products and services	Superior Financial Performance Deliver superior, long-term shareholder returns
The CTS Performance Measures were updated by a team of employees from across our business units through a process that began early in the third quarter of fiscal year 2022, and was approved in 2023. The CTS Performance Measures were reviewed by our Chief Executive Officer and Chief Financial Officer, who made further revisions to and recommendations regarding the CTS Performance Measures, which were then approved by our Chief Executive Officer.
The LDCC and management use the CTS Performance Measures to assess our overall effort to provide our customers, shareowners, communities and other stakeholders with the highest quality service and performance. Each of the CTS Performance Measures is objective and quantifiable. For instance, one way we measure corporate citizenship is by calculating the total number of employee volunteer hours and the total number of people reached by our customer and community outreach programs using data compiled at each volunteer event.
For each of the CTS Performance Measures, a performance target was developed based upon historical Company information, peer information, comparative data, trends, and, in certain cases, benchmarks required by state regulations. Performance targets were set by the appropriate business unit

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Compensation Discussion and Analysis

leaders, reviewed by our Financial Planning & Analysis Department and approved by our senior executive team, including our Chief Executive Officer.
Separately, the senior executive team recommended a subset of the CTS Performance Measures to the Chief Executive Officer and the LDCC for purposes of determining the CTS component of the executives’ annual short-term incentive award. The LDCC and the Board ultimately approved a final subset of six performance measures (the “2024 Performance Measures”), weighted equally. The 2024 Performance Measures intentionally include at least one significant measure from five of the six operational CTS categories to encompass a broad spectrum of our performance and enable the Chief Executive Officer and the LDCC to best gauge, on a company-wide basis, how well the executive management team is fulfilling the CTS.
When determining the CTS component of the annual short-term incentive award, the LDCC, in consultation with the Chief Executive Officer, establishes threshold, target and maximum performance levels for each of the
2024 Performance Measures. The threshold level reflects performance that was believed to be achievable; the target level reflects performance that was believed to be aggressive, but attainable; and the maximum level reflects performance that was believed to be attainable based on strong execution. Each of these Performance Measures is weighted equally and an overall average measurement is obtained. The overall average measurement reflects the average company-wide performance on the 2024 Performance Measures (each weighted equally) on a scale of 0 to 150 percent of the target goal and is used for purposes of determining the CTS component of the annual short-term incentive award. For example, if we were to meet the maximum of 150 percent of the target goal for each of the 2024 Performance Measures, the average company-wide performance amount would be 150 percent and result in 30 percent of target payout for this component.

Linking ESG Measures to Executive Compensation

We maintain a meaningful link between executive compensation and our sustainability efforts to create long‑term value in areas such as safety, human capital management and corporate citizenship by including performance metrics in our CTS and 2024 Performance Measures that reward executives for performance with respect to:

SAFETY	HUMAN CAPITAL MANAGEMENT	CORPORATE CITIZENSHIP	ENVIRONMENTAL

Emergency response time	Employee engagement	Employee volunteer hours	Operational emissions reduction per customer

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Compensation Discussion and Analysis

The table below shows the five equally-weighted CTS Performance Measures, and indicates our threshold, target and maximum performance levels, as well as our actual performance for each of the CTS Performance Measures during fiscal year 2024:
2024 CTS Performance Measures

Average emergency response time (minutes)	PERCENTAGE OF TARGET	126%	¡

Overall percentage of customer satisfaction from transaction survey (NJNG & HS)	PERCENTAGE OF TARGET	118%

NJNG Scope 1 & 2 emissions per customer	PERCENTAGE OF TARGET	100%
				128.2% Payout

Employee Engagement Score	PERCENTAGE OF TARGET	147%

Community Service Hours	PERCENTAGE OF TARGET	150%	¡

(1)Forecasted as of November 30, 2024
The average company-wide performance equaled 128.2 percent payout of the target goals. This corresponded to a payout of 25.64 percent of the target payout amount for the CTS component of the annual short-term incentive award formula.
CTS Component
We achieved 128.2 percent of our CTS targets, which corresponded to a payout amount equal to 25.64 percent of the total target annual short-term incentive award. We calculated this payout amount as follows:

Actual Performance as a Percentage of CTS	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
128.2%	20%	25.64%

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Compensation Discussion and Analysis

Actual Fiscal Year 2024 Annual Short-Term Incentive Award Payouts under the 2024 OIP
In November 2024, the LDCC reviewed our NFE against the 2024 OIP Performance Hurdle before considering whether each of the named executive officers qualified for an annual short-term incentive award under the 2024 OIP as follows:

2024 OIP NJR Performance Hurdle: $201.8 million NFE
2024 OIP NJR NFE Target: $269.0 million NFE Actual NJR NFE 2024: $290.8 million NFE
2024 OIP NJNG Performance Hurdle: $85.5 million NFE
2024 OIP NJNG NFE Target: $114.0 million NFE Actual NJNG NFE 2024: $133.4 million NFE

NFE Component
For fiscal year 2024, our NFE was $290.8 million, which corresponded to a payout amount equal to 60.17 percent of the total target annual short-term incentive award related to the NFE component for the named executive officers other than Mr. Migliaccio. NJRES delivered strong results via its execution of its long-option strategy in the early part of the year, enabling NFE guidance to be raised from its originally forecasted range. Additionally, we continued to have positive results from our Basic Gas Supply Services (“BGSS”) incentive program at NJNG, thereby resulting in an above target payout for the NJR named executive officers and an above target payout for Mr. Migliaccio (due to NJNG NFE of $133.4 million exceeding the NJNG NFE target of $114.0 million) under the NFE component of the 2024 OIP calculated as follows:
NFE Component Calculation
(In millions)

NJR	NJR Actual NFE	NJR Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$290.8	$269.0	120.3%	50%	60.17%
(In millions)

NJNG	NJNG NFE	NJNG Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$133.4	$114.0	150.0%	50%	75.00%
Leadership Component
Our Chief Executive Officer submitted individual leadership performance reviews for each of the named executive officers for discussion and consideration by the LDCC. The LDCC reviewed each named executive officer’s 2024 individual leadership results, including results for our Chief Executive Officer, and assessed these results against each named executive officer’s objectives. Below is a summary of certain 2024 individual performance highlights for each of our named executive officers that were factored into their 2024 annual short-term incentive award.

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Compensation Discussion and Analysis

Name	Fiscal Year 2024 Performance Highlights

Stephen D. Westhoven
▶Exceeded fiscal year 2024 NFEPS initial guidance, which was raised during the year
▶Increased our annual dividend rate by 7.1%, the 29th consecutive year of a dividend increase
▶Delivered shareowner return in fiscal 2024 of 20.7%
▶Continued to drive broader decarbonization innovation and strategy by advancing solar, clean energy and energy efficiency initiatives and projects
▶Focused on executive succession planning while continuing to champion a culture where senior leaders develop a pipeline of diverse candidates for mid and senior leadership positions

Roberto F. Bel
▶Achieved NFEPS above initial guidance, exceeding 7 to 9 percent growth target
▶Maintained NJNG’s strong investment grade credit ratings
▶Further developed long-range model to aid in strategic decision-making around decarbonization and business impacts

Patrick J. Migliaccio
▶Delivered $133.4 million of NFE which was a result significantly more than the initial target
▶Executed the fiscal year 2024 capital plan supporting the safety, reliability and resiliency of the New Jersey Natural Gas system
▶NJNG in top quartile of Escalent/Cogent survey of utilities for customer service – named a Most Trusted Brand for the 11th consecutive year
▶Advanced NJNG’s decarbonization strategy across all areas of focus including clean fuels, innovation in operations and behind-the-meter solutions
▶Achieved a DART incident rate well below the fiscal year 2024 goal

Amy Cradic
▶NJRES achieved $111.5 million in NFE, delivering significant additional margin during periods of strong demand and market volatility, enabling the Company to raise NFEPS guidance
▶Delivered S&T results of $12.2 million in NFE
▶NJRCEV successfully expanded its project pipeline targeting markets and regions with supportive renewable policies and outside of PJM Interconnection
▶Advanced NJR’s refreshed decarbonization strategy, including actively engaging in energy policy forums, participating in engagements with academia and national industry leaders and leading a successful decarbonization outreach campaign
▶No OSHA recordable injuries or vehicle incidents within the S&T business segment

Richard Reich
▶Led an effective and efficient legal function aligned with the Company's business strategy and needs
▶Successfully managed outstanding litigation and regulatory matters
▶Implemented a new structure for the Company's compliance function

The Chief Executive Officer advised the LDCC that Mr. Bel achieved 150 percent of his leadership goals, which corresponded to a payout amount equal to 45 percent of his target annual short-term incentive award. Mr. Migliaccio and Ms. Cradic each achieved 133.33 percent of their leadership goals, which corresponded to a payout amount equal to 40 percent each of their total target annual short-term incentive awards. Mr. Reich achieved 125 percent of his leadership goals, which corresponded to a payout amount equal to 37.5 percent of his total target annual short-term incentive award. The LDCC determined that Mr. Westhoven achieved 150 percent of his leadership goals, which corresponded to a payout amount equal to 45 percent of his total target annual short-term incentive award. We calculated the payout amount for the Leadership Component for each named executive officer as follows:

Name	Percent of Target Payout Amount for Leadership Component	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
Stephen D. Westhoven	150.00%	30%	45.00%
Roberto F. Bel	150.00%	30%	45.00%
Patrick J. Migliaccio	133.33%	30%	40.00%
Amy Cradic	133.33%	30%	40.00%
Richard Reich	125.00%	30%	37.50%

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Compensation Discussion and Analysis

Cultural Behaviors
As of 2024, Cultural Behaviors are now a part of the performance review process for non-union employees. Cultural Behaviors describe how the work is done and what we value in our employees and culture. They explain the skills and behaviors by which we advance our Company’s strategy to remain in step with both our changing business and today’s dynamic energy landscape. The Cultural Behaviors are essential to the achievement of New Jersey Resources' business goals. Applicable employees will be rated annually on how they demonstrate the eight Cultural Behaviors. For executive leaders, the Cultural Behaviors are evaluated as part of the leadership component of their performance evaluation and annual incentive award.

OIP FORMULA PAYOUT FOR

MR. WESTHOVEN:	PAYOUT FOR NFE 60.17%	+	PAYOUT FOR LEADERSHIP 45.0%	+	PAYOUT FOR CTS 25.64%	=	A PERCENTAGE OF TARGET AMOUNT(1) 130.81%

MR. BEL:	PAYOUT FOR NFE 60.17%	+	PAYOUT FOR LEADERSHIP 45.0%	+	PAYOUT FOR CTS 25.64%	=	A PERCENTAGE OF TARGET AMOUNT(1) 130.81%

MR. MIGLIACCIO:	PAYOUT FOR NFE 75.00%	+	PAYOUT FOR LEADERSHIP 40.0%	+	PAYOUT FOR CTS 25.64%	=	A PERCENTAGE OF TARGET AMOUNT(1) 140.64%

MS. CRADIC:	PAYOUT FOR NFE 60.17%	+	PAYOUT FOR LEADERSHIP 40.0%	+	PAYOUT FOR CTS 25.64%	=	A PERCENTAGE OF TARGET AMOUNT(1) 125.81%

MR. REICH:	PAYOUT FOR NFE 60.17%	+	PAYOUT FOR LEADERSHIP 37.5%	+	PAYOUT FOR CTS 25.64%	=	A PERCENTAGE OF TARGET AMOUNT(1) 123.31%

(1)Totals have been adjusted for rounding.
The LDCC reviewed (i) the results of the 2024 OIP for Mr. Westhoven and (ii) the results of the 2024 OIP for the other named executive officers based on the recommendations made by the Chief Executive Officer. The amounts of the annual short-term incentive awards for the named executive officers, all of which were paid in cash, are set forth below.

Name	Fiscal Year 2024 Annual Short-Term Incentive Award Paid ($)
Stephen D. Westhoven	1,400,684
Roberto F. Bel	332,561
Patrick J. Migliaccio	419,838
Amy Cradic	326,581
Richard Reich	261,608

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Compensation Discussion and Analysis

Long-Term Equity Incentive Awards
Our primary objectives in granting long-term equity incentive awards are to encourage significant ownership of our Common Stock by management and to provide long-term financial incentives linked directly to the long-term performance of the Company. The LDCC believes that ensuring significant ownership of our Common Stock by senior management is the optimal way to align the interests of management and our shareowners. Our equity incentive program is effectively designed to further this objective.
In November 2023, after consulting with FW Cook, the LDCC determined that a portion of our executive officers’ total compensation should continue to be delivered in a mix of Time-Vested Restricted Stock Units and performance-based equity awards (other than Mr. Westhoven who received only performance-based equity awards). For fiscal year 2024, the Board approved, pursuant to the recommendation of the Chief Executive Officer, the long-term incentive program granting four types of awards:

Type of Award	Recipient(s)	Performance or Vesting Conditions (1)	Performance or Vesting Period

FY 2024 TSR Performance Share Units	All named executive officers	NJR TSR must meet or exceed performance goals relative to TSR for an industry comparator group	Thirty-six months beginning October 1, 2023

FY 2024 NFE Performance Share Units	All named executive officers	Meet or exceed performance goals for cumulative NFEPS	Thirty-six months beginning October 1, 2023

Performance-Based Restricted Stock Units	Mr. Westhoven	Meet or exceed NFEPS performance goal for the fiscal year ending September 30, 2024	Twelve months beginning October 1, 2023 with earned awards vesting in three equal installments on September 30, 2024, 2025 and 2026

Time-Vested Restricted Stock Units	All named executive officers other than Mr. Westhoven	None	Three equal installments on October 15, 2024, 2025, and 2026

(1)All of these equity awards generally require the recipient to still be employed by NJR on the vesting date.

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Compensation Discussion and Analysis

The Performance Share Units and Performance-Based Restricted Stock Units granted to the President and Chief Executive Officer were entirely “at-risk,” because they will be forfeited if the applicable performance goals are not met. Approximately 50 percent of the shares that make up the awards to our other named executive officers were “at-risk,” while the remaining 50 percent of the awards were in the form of Time-Vested Restricted Stock Units. Equity awards were granted to promote retention of the named executive officers, while the FY 2024 TSR Performance Share Units benchmark our performance against an industry comparator group over an extended period of time, and the FY 2024 NFE Performance Share Units measure our performance against 3-year cumulative NFEPS-based goals set by the LDCC.
The graphic below on the left shows that 100 percent of Mr. Westhoven’s long-term incentive plan (“LTIP”) grants in fiscal year 2024 were performance-based equity grants.
The middle circle in the graphic below illustrates the split in the number of shares granted between Time-Vested Restricted Stock Unit grants and the performance-based equity grants to our named executive officers, other than Mr. Westhoven, in fiscal year 2024. The graphic below on the right shows the historical mix between the Time-Vested Restricted Stock Unit or deferred stock retention unit grants and performance-based awards to named executive officers between 2020 and 2024 based upon the number of shares granted. These graphics highlight our emphasis over the past five years on awarding a mix of performance-based awards, such as performance share units and Performance-Based Restricted Stock Units, and Time-Vested Restricted Stock Units or deferred stock retention unit awards. The actual value a named executive officer may receive will depend upon the number of shares received and the market price of our Common Stock at the time the awards vest.

FY 2024 CEO LTIP Grants	FY 2024 NEOs LTIP Grants (Excluding CEO)	FY 2020-2024 NEOs LTIP Grants

In designing the long-term equity incentive program, the LDCC established the following key objectives:
▶Selecting long-term equity incentive levels and vehicles that are competitive with our peer group and balance retention and performance motivation objectives.
▶Granting Restricted Stock Units with meaningful vesting periods to encourage retention of key executives.
▶Using Performance Share Unit awards and Performance-Based Restricted Stock Units based upon NFEPS or relative TSR to link compensation to Company performance criteria that are meaningful to shareowners.

With the exception of significant promotions and new hires, equity grants, including long-term equity incentive awards, generally are awarded at the first regularly scheduled LDCC meeting following the conclusion of the fiscal year. This timing enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period. The awards are made as early as practicable in our fiscal year to maximize the time period for the incentives associated with the awards. The LDCC approved the fiscal year 2024 long-term equity incentive awards on November 15, 2023.

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Compensation Discussion and Analysis

FY 2024 TSR Performance Share Unit Awards
Each FY 2024 TSR Performance Share Unit is equal to one share of Common Stock. The FY 2024 TSR Performance Share Unit awards vest at the end of a 36-month performance period beginning on October 1, 2023, and ending on September 30, 2026, based on Company TSR versus a 14-company industry comparator group selected using objective screening criteria. The industry comparator group listed below, which includes U.S.-based natural gas and multi-utility companies with a market capitalization between one-fifth and five times that of NJR as of August 1, 2023, is used solely for purposes of this award. For reference, the TSR comparator group includes 10 of the companies that make up the fiscal year 2024 peer group used to benchmark compensation. The TSR comparator group below was approved in September 2023 for fiscal 2024 awards.

Atmos Energy Corporation	CMS Energy Corporation	ONE Gas, Inc.
Avista Corporation	National Fuel Gas Company	Southwest Gas Holdings, Inc.
Black Hills Corporation	NiSource Inc.	Spire Inc.
CenterPoint Energy, Inc.	Northwest Natural Holding Company	UGI Corporation
Chesapeake Utilities Corporation	NorthWestern Energy Group, Inc.
The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2024 TSR Performance Share Units (Target)	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/15/2023	20,361	866,361
Roberto F. Bel	11/15/2023	3,024	128,671
Patrick J. Migliaccio	11/15/2023	3,890	165,520
Amy Cradic	11/15/2023	3,383	143,947
Richard Reich	11/15/2023	2,649	112,715
(1)Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $42.55 on November 15, 2023, utilizing a lattice model. The actual value of these awards will be determined based upon the number of FY 2024 TSR Performance Share Units that vest at the end of the performance period on September 30, 2026, and the closing price of our Common Stock on September 30, 2026.
The number of FY 2024 TSR Performance Share Units earned will be determined as follows:

Relative TSR Percentile	% of Target Award to Vest(1)
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%
(1)If the Company’s TSR falls between any two specified percentiles, the TSR Performance Share Units earned will be determined by mathematical interpolation on a straight-line basis.
TSR is computed as follows:
TSR = (Priceend – Pricebegin + Dividends) / Pricebegin
Pricebegin = the average of the closing share price of the Common Stock over the 20 trading days beginning October 1, 2023.
Priceend = the average of the closing share price of the Common Stock over the 20 trading days ending September 30, 2026.
Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2023, and September 30, 2026 (with cash dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on that date).

2024 Proxy Statement	55

Compensation Discussion and Analysis

FY 2024 NFE Performance Share
Unit Awards
Each FY 2024 NFE Performance Share Unit is equal to one share of Common Stock. The FY 2024 NFE Performance Share Units vest, if at all, based upon our Cumulative NFEPS (defined below) over the 36-month period beginning on October 1, 2023, and ending on September 30, 2026. The NFEPS targets are based upon our three-year financial plan and are designed to challenge our executives by being aggressive, but achievable, and to encourage and reward continued growth in our NFE on a per share basis. The cumulative NFEPS target of $8.41 represents an annual compound growth rate consistent with our long-term NFE guidance. The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2024 NFE Performance Share Units (Target) Granted	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/15/2023	18,801	799,983
Roberto F. Bel	11/15/2023	2,792	118,800
Patrick J. Migliaccio	11/15/2023	3,592	152,840
Amy Cradic	11/15/2023	3,124	132,926
Richard Reich	11/15/2023	2,446	104,077
(1)Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $42.55 on November 15, 2023. The actual value of these awards will be determined based upon the number of performance share units that vest at the end of the performance period on September 30, 2026, and the closing price of our Common Stock on September 30, 2026.
The number of FY 2024 NFE Performance Share Units earned will be determined based on the following table.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance(1)
Less than $6.73	0%
$6.73 (threshold)	50%
$8.41 (target)	100%
$10.09 or greater (maximum)	150%
(1)Payout for performance between goals will be interpolated on a straight-line basis.
“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.
“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2024, 2025 and 2026, calculated as follows:
Cumulative NFEPS =
NFEPSFY2024 + NFEPSFY2025 + NFEPSFY2026
The earned FY 2024 NFE Performance Share Units will be delivered to participants at the end of the performance period after the LDCC determines that the performance objectives have been met.
FY 2024 Performance-Based Restricted Stock Unit Awards
Mr. Westhoven was granted Performance-Based Restricted Stock Units (“PBRS”) that would vest in up to three equal installments on September 30, 2024, September 30, 2025 and September 30, 2026, if the performance goal of $2.06 NFEPS for the fiscal year ended September 30, 2024, was achieved.

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Compensation Discussion and Analysis

Name	Number of Shares of PBRS Granted	Grant Date Fair Value ($)(1)
Stephen D. Westhoven	37,603	1,600,008
(1)Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $42.55 on November 15, 2023.
The performance goal of $2.06 NFEPS for NJR for the fiscal year ended September 30, 2024, was met and certified by the LDCC on November 6, 2024. As a result, Mr. Westhoven earned 37,603 shares, of which 13,025 shares, including accumulated dividends, vested on November 6, 2024. Mr. Westhoven’s remaining shares will vest in equal installments in September 2025 and September 2026.
FY 2024 Time-Vested Restricted Stock Units
The LDCC approved the following grant of Time-Vested Restricted Stock Unit awards to named executive officers other than Mr. Westhoven as recognition for performance during fiscal year 2023 and as a retention vehicle. Each award will vest in three predetermined installments in October 2024, 2025 and 2026, respectively. The LDCC values Time-Vested Restricted Stock Unit awards at the fair market value of the number of shares of our Common Stock on the date of grant.

Name	Number of FY 2024 Time-Vested Restricted Stock Units Granted	Grant Date Fair Value ($)(1)
Roberto F. Bel	5,584	237,599
Patrick J. Migliaccio	7,185	305,722
Amy Cradic	6,248	265,852
Richard Reich	4,893	208,197
(1)Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $42.55 on November 15, 2023.
FY 2022 NFE Performance Shares Vesting
In November 2021, the LDCC approved the grant to certain of our named executive officers of FY 2022 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS. Each FY 2022 NFE Performance Share Unit was equal to one share of Common Stock. The FY 2022 NFE Performance Shares were eligible for vesting based upon the
Cumulative NFEPS over the 36-month period beginning on October 1, 2021, and ending on September 30, 2024. As illustrated in the tables below, 124 percent of FY 2022 NFE Performance Shares vested after our actual performance was certified by the LDCC as $8.15 per share.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $5.94	—%
$5.94 (threshold)	50%
$7.42 (target)	100%
$8.15 (actual)	124%
$8.90 or greater (maximum)	150%
“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.
“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2022, 2023 and 2024, calculated as follows:
Cumulative NFEPS = NFEPSFY2022 + NFEPSFY2023 + NFEPSFY2024

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Compensation Discussion and Analysis

The table below shows the actual payouts for the named executive officers who received FY 2022 NFE Performance Share Unit awards based on the vesting percentage of 124 percent, which includes dividend equivalents.

Name	Grant Date	Number of FY 2022 NFE Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/10/2021	14,482	19,979
Roberto F. Bel	11/10/2021	1,434	1,976
Patrick J. Migliaccio	11/10/2021	4,206	5,804
Amy Cradic	11/10/2021	3,738	5,156
Richard Reich	11/10/2021	2,028	2,800
FY 2022 TSR Performance Shares Vesting
In November 2021, the LDCC approved the grant to certain of our named executive officers of FY 2022 TSR Performance Share Unit awards with performance criteria based on TSR performance relative to an industry comparator group. Each FY 2022 TSR Performance Share Unit was equal to one share of Common Stock. The FY 2022 TSR Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2021, and ending on September 30, 2024, based upon our relative TSR versus the established comparator group used for compensation purposes at the time of grant. At the end of the performance period, our actual performance, as certified by the LDCC, was in the 94th percentile.

Relative TSR Percentile	% of Target Award to Vest
<25th	—%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%
94th (actual)	150%
TSR was computed as follows:
TSR = (Priceend – Pricebegin + Dividends) / Pricebegin
Pricebegin = the average of the closing share price of Common Stock over the 20 trading days beginning October 1, 2021
Priceend = the average of the closing share price of Common Stock over the 20 trading days ending September 30, 2024
Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2021, and September 30, 2024 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock)
Upon achievement of total shareowner return at a percentile between any two specified percentiles, any TSR Performance Share Units earned would have been determined by mathematical interpolation on a straight-line basis.

Name	Grant Date	Number of FY 2022 TSR Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/10/2021	14,602	24,368
Roberto F. Bel	11/10/2021	1,446	2,411
Patrick J. Migliaccio	11/10/2021	4,240	7,077
Amy Cradic	11/10/2021	3,769	6,292
Richard Reich	11/10/2021	2,044	3,413

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Compensation Discussion and Analysis

Retirement Programs
Our retirement programs for senior executives provide an opportunity for each participating executive, through long-term service to us, to receive certain retirement benefits. Three of our named executive officers, Messrs. Westhoven, Migliaccio and Reich, participate in the NJNG Plan for Retirement Allowances for Non-Represented Employees (the “Non-Represented Plan”), which is a trusteed noncontributory defined benefit retirement plan. Each of our named executive officers also participates in our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”), which is a trusteed defined contribution plan. All of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Non-Represented Plan.
Each of our named executive officers also participates in the Savings Equalization Plan of NJR, which we refer to as the SEP, and three of our named executive officers, Messrs. Westhoven, Migliaccio and Reich, participate in the Pension Equalization Plan of NJR, which we refer to as the PEP, both of which are unfunded non-qualified plans. These plans provide benefits that would have been made under the Non-Represented Plan and the 401(k) Plan, but for the limitations on compensation and contributions imposed by the Internal Revenue Code. In addition, the named executive officers and certain other officers have Supplemental Executive Retirement Plan Agreements (“SERP Agreements”). Under the SERP Agreements, benefits are payable over a 60-month period commencing at age 65. At projected retirement, the total maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Bel, Mr. Migliaccio, Ms. Cradic and Mr. Reich would each be entitled to a maximum amount of $125,000 under their respective SERP Agreements as of September 30, 2024. These are described more fully in the narrative following the Pension Benefits table of this Proxy Statement.
We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. Retirees must meet certain age and service requirements to be eligible. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2024, other than Mr. Westhoven, none of the named executive officers have completed the age and service requirements to be eligible for post-employment health coverage.
Severance Policies
Severance protection is provided to our senior executives in their employment continuation agreements (defined below) with the Company, but only if an executive is terminated following a “change of control.” This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.
Severance protection following a change of control provides a number of important benefits to us. First, it permits an executive to evaluate a potential change of control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere. Second, change of control transactions take time to unfold, and a stable management team can help preserve our operations — either to enhance the value delivered to a buyer in the transaction or, if no transaction is consummated, to ensure that our business will continue without undue disruption. Finally, we believe our change of control protections encourage management to consider, on an ongoing basis, whether a strategic transaction — even one that would vest control of the Company in a third party — might be advantageous to our shareowners.
Amended and Restated Employment Continuation Agreements
Each of our named executive officers has entered into an Employment Continuation Agreement with the Company (“Employment Continuation Agreement”). The Employment Continuation Agreements provide each executive certain rights in the event that his or her employment is terminated within two years following the occurrence of a “change of control” (as defined in the agreements) (i) by us without “Cause” (as defined in the

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Compensation Discussion and Analysis

agreements) or (ii) by the executive for “Good Reason” (as defined in the agreements). Subject to the limitation described in the next paragraph, upon such termination of employment, the executive will receive three times (in the case of Mr. Westhoven) or two times (in the case of the other named executive officers) the sum of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the change of control.
The Employment Continuation Agreements contain a “best net” provision where, if any excise tax is due, NJR will not make a gross-up payment, but instead will reduce payments to the executive to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to an executive will result in the best net after-tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.
For purposes of the Employment Continuation Agreements, a “change of control” generally means:
▶The acquisition, within a 12-month period, by any person or group, of beneficial ownership of securities representing 50 percent or more of the combined voting power of our securities;
▶Within any 12-month period, the persons who were our directors immediately before such period (the “Incumbent Directors”) and directors whose nomination or election is approved by a majority of the Incumbent Directors and directors previously approved by the Incumbent Directors cease to constitute a majority of the Board; or
▶The consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the Employment Continuation Agreements) of the acquiring or surviving corporation.
As a condition of the right of an executive to receive payments under the Employment Continuation Agreements, the executive will not, for a period of two years following termination of employment, acting alone or in conjunction with others, directly or indirectly:
▶Compete with the business of the Company by performing activities that are the same as or similar to those in which he or she has been directly engaged on behalf of us or any affiliate, during the last two years prior to such termination, in the geographic area where such business was conducted;
▶Induce any customers of the Company or any of its affiliates with whom the executive has had direct contact or relationships, during and within the scope of his or her employment with the Company, to curtail or cancel their business with us or any such affiliates;
▶Induce, or attempt to influence, any employee of the Company or any of our affiliates to terminate employment with the Company or any such affiliates;
▶Solicit or assist any third party in the solicitation of any person who during the 12 months prior to such solicitation was an employee of the Company or any of its affiliates; or
▶Directly or indirectly use, copy, disclose, publish or otherwise distribute confidential information or trade secrets of the Company.
The payments that may be due under the Employment Continuation Agreements in the event of a change of control are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control.”
Deferred Compensation
To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, only Mr. Migliaccio has contributed an amount into such plan.

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Other Benefits
The LDCC believes employee benefits are an essential component of our competitive total compensation package. The named executive officers may participate in the same benefit plans as our salaried employees, which include medical, health and dental insurance, long-term disability insurance, accidental death and disability insurance, travel and accident insurance and our 401(k) Plan. As part of the 401(k) Plan, with limited exceptions, we match 100 percent of the first three percent, and 80 percent of the next three percent, of compensation contributed by the employee into the 401(k) Plan, subject to the Internal Revenue Code and our 401(k) Plan limits. Additionally, we contribute between 4 and 5 percent of base compensation, depending upon years of service, into the 401(k) Plan on behalf of employees who are not eligible to participate in the defined benefit plans. We have disclosed all Company matches for our named executive officers in the column labeled “All Other Compensation,” in the Summary Compensation Table, and separately disclosed each amount in Footnote 5 to that table. The LDCC provides our executives, including named executive officers, with additional benefits that we believe provide security for current and future needs of the executives and their families. These other benefits are structured to be within the competitive range relative to our peer group. The additional benefits we provide, or have provided to some of our executives, consist of a car allowance and an executive insurance program. The associated amounts are included in the column labeled “All Other Compensation” in the Summary Compensation Table, and separately disclosed in Footnote 5 to that table. In addition, we match certain charitable contributions made by our Chief Executive Officer and the other named executive officers. Finally, for business purposes, it may be appropriate for certain members of senior management to belong to a golf or social club so that such executives have an appropriate entertainment forum for customers and appropriate interaction with their communities.
Share Ownership Guidelines
The LDCC believes it is important to align the interests of senior management with our shareowners. While the LDCC considers this principle when determining the appropriate mix of compensation elements, the LDCC also established share ownership guidelines that encourage executives to accumulate and retain our Common Stock.

We believe that executive ownership is important to create a mutuality of interest with shareowners. Therefore, executive officers are required to meet established share ownership levels.

These guidelines are subject to annual review by the LDCC. No changes were made in fiscal year 2024.
Under the share ownership guidelines, officers of the Company are required to own shares of our Common Stock with a total share value as set forth in the following table.

Position	Minimum Common Stock Ownership Requirement
Chief Executive Officer (“CEO”)	5 x Base Salary
Chief Operating Officer (“COO”)(1)	4 x Base Salary
Section 16 Officers (other than CEO and COO)	3 x Base Salary
Other Officers	1 x Base Salary
(1)The COO refers to the NJR COO rather than the COO of our utility and non-utility businesses. NJR, however, does not currently have a COO.

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Until an officer achieves the minimum share ownership under the guidelines described above, he or she must retain 50 percent of all shares received under the Company’s stock award and incentive plans, net of the number of shares the officer has applied to the payment of taxes on such awards. Compliance with these guidelines is determined annually on October 1 using the closing price of the Company’s Common Stock on the last trading date for the most recently completed fiscal year. Once the minimum stock ownership threshold is achieved, a named executive officer will remain in compliance with the guidelines despite future changes in stock price and base salary, as long as his or her holdings do not decline below the number of shares held at the time the minimum stock ownership requirement was met. Each of the named executive officers were in compliance with these share ownership guidelines as of September 30, 2024, and our officers either meet the minimum share ownership requirements under the guidelines or have met the retention requirements applicable to those who do not yet meet the minimum share ownership requirements.
Compensation Recoupment
On November 16, 2023, the Board adopted and approved a compensation recoupment policy (the “Dodd-Frank Compensation Recoupment Policy”), effective as of October 2, 2023, which provides for the recovery of incentive compensation from our executive officers consistent with the recent rules adopted by the SEC and the listing standards adopted by the NYSE. The Dodd-Frank Compensation Recoupment Policy provides that if we are required to restate our financial results due to material noncompliance with financial reporting requirements under the securities laws, including the corrections of errors, the Compensation Committee may seek reimbursement of any cash- or equity-based bonus or other incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, or effect cancellation of previously-granted equity awards to the extent the compensation was based on erroneous financial data and exceeded what would have been paid to the executive officer under the restatement, regardless of the officer’s role in the transactions or reporting.
In addition to the Dodd-Frank Recoupment Policy, we maintain our supplemental compensation recoupment policy, which was previously adopted in September
2015, revised in November 2019 and further revised effective October 2, 2023 (the “Supplemental Clawback Policy”). The Supplemental Clawback Policy provides for the recoupment of certain incentive-based compensation not covered by the Dodd-Frank Compensation Recoupment Policy. This Supplemental Clawback Policy applies when the Dodd-Frank Compensation Recoupment Policy would not otherwise require recoupment but the Company decides to recover compensation because of circumstances involving (1) employees other than current or former officers covered under the Dodd-Frank Compensation Recoupment Policy or (2) unlawful activity, fraud, intentional or willful misconduct, gross negligence in the performance of one’s duties, a material violation of the Company's Code of Conduct or the Company's Wholesale Trading Code of Conduct, or conduct that results in material financial or reputational harm to the Company ("Detrimental Conduct"). In the event of Detrimental Conduct, the Supplemental Clawback Policy applies to incentive-based compensation and non-incentive-based compensation paid or awarded by the Company on or after November 12, 2019.
Anti-Hedging and Pledging Policy
To ensure alignment of the interests of our shareowners, directors and executive officers, the Company’s Code of Conduct does not permit directors, officers or employees to engage in short-term or speculative transactions involving the Company’s securities, including short sales, publicly-traded options or hedging transactions. In addition, directors, officers and certain employees, as designated by the Company’s Senior Vice President and General Counsel, are prohibited from pledging the Company’s securities as collateral.

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Timing of Stock Option and Other Equity Award Grants
Although we do not have a formal policy regarding the timing of awards of stock options, stock appreciation rights ("SARs") and/or similar option-like instruments grants to our NEOs, we do not make these awards or any other form of equity compensation in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on stock option, SARs or other equity award grant dates for the purpose of affecting the value of any NEO award. In fiscal year 2024, none of our NEOs have been granted any options to purchase shares of our common stock, SARs or similar option-like instruments.
United States Federal Income Tax Limits on Deductibility
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs, but we intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must be deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible.
Advisory Votes on Executive Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the LDCC values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.
At the 2024 Annual Meeting of Shareowners, 97.8 percent of the votes cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. In light of that result, the Board implemented similar objectives, program components and rationales for the compensation of our named executive officers in fiscal year 2024, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative as set forth in this Proxy Statement.
As previously disclosed, the Board and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See Item 2 of this Proxy Statement.
In addition, at the 2023 Annual Meeting of Shareowners, a large majority of our shareowners approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis (“say-on-pay frequency”). We are also required, at least once every six years, to submit for shareowner approval a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers.

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Compensation Discussion and Analysis

Report of the Leadership Development and Compensation Committee
The LDCC has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, the LDCC recommends to the Board that it be included in this Proxy Statement.
Sharon C. Taylor (Chair)
Donald L. Correll
Jane M. Kenny
Thomas C. O’Connor
James H. DeGraffenreidt, Jr.
Dated: November 6, 2024
This “Report of the Leadership Development and Compensation Committee” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed filed under such Acts.
Compensation Risk Assessment
As part of its oversight of our executive compensation program, the LDCC considers the impact of our executive compensation program, and the incentives created by the compensation awards it administers, on our risk profile. In addition, we annually review all our compensation policies and procedures, including the incentives they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. At the LDCC’s direction, FW Cook provided the LDCC with a risk assessment of our executive compensation policies and practices. Based on its independent assessment, FW Cook concluded that our compensation policies and practices for executives do not create risks that are reasonably likely to have a material adverse effect on us.
The LDCC reviewed the findings of its own assessment, together with the FW Cook assessment, and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The LDCC, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. In its discussions, the LDCC considered the attributes of our programs, including:
▶We have an appropriate pay philosophy, peer group and market positioning in light of NJR’s business model.
▶Cash compensation is not overly weighted toward short-term incentives, and there is an appropriate balance of cash and equity opportunity in the overall program to align management and shareowner interests.
▶Short- and long-term incentives are focused on profitability, with consideration of other critical stakeholder issues.
▶Performance goals are set to levels that encourage strong performance and that can support the resulting compensation expense, but are based upon operating levels that can be attained without taking inappropriate risks or deviating from approved strategies. In light of the overall balance of the program, the performance goals discourage pursuit of excessively risky business strategies.
▶Long-term incentives have multi-year vesting and/or performance periods (three years) to ensure a long-term focus and appropriate balance against short-term goals. The relative TSR metric for the TSR performance share units does not require highest of peers performance for maximum payout. Realized value from long-term incentives is linked to absolute and relative stock price performance.
▶Short- and long-term incentive payouts are generally capped at 150 percent of target.
▶The LDCC exercises independent oversight, with discretion to reduce incentives based on a subjective evaluation of individual performance.
▶We have adopted substantial share ownership guidelines, anti-hedging/pledging policies and comprehensive compensation recoupment policies, which satisfy the requirements of Rule 10D-1 of the Exchange Act and applicable NYSE listing standards.
The LDCC will continue to consider compensation risk implications when deliberating on the design of our executive compensation programs.

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Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Bonus ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Stephen D. Westhoven	2024	968,386	3,266,351	—	1,400,684	1,497,079	75,609	7,208,109
President and Chief Executive Officer	2023	928,684	2,768,004	—	1,383,393	627,726	75,307	5,783,114
	2022	884,417	2,254,623	—	1,409,958	—	63,776	4,612,774
Roberto F. Bel	2024	418,415	485,070	—	332,561	—	46,129	1,282,175
Senior Vice President and Chief Financial Officer	2023	386,994	459,494	—	299,471	—	40,923	1,186,882
	2022	350,794	335,267	—	296,827	—	37,885	1,020,773
Patrick J. Migliaccio	2024	494,952	624,081	—	419,838	259,910	45,983	1,844,764
Senior Vice President and Chief Operating Officer, NJNG	2023	474,656	587,098	—	387,400	69,535	48,404	1,567,093
	2022	456,687	654,726	—	379,003	—	37,104	1,527,520
Amy Cradic	2024	430,394	542,725	—	326,581	—	56,015	1,355,715
Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	2023	412,750	510,508	—	327,862	—	48,287	1,299,407
	2022	389,357	581,979	—	329,808	—	43,600	1,344,744
Richard Reich	2024	418,994	424,989	—	261,608	244,079	35,736	1,385,406
Senior Vice President and General Counsel	2023	387,540	376,464	—	249,906	56,945	32,718	1,103,573
	2022	359,226	473,654	—	247,700	—	33,295	1,113,875
(1)Salary amounts include cash compensation earned by each named executive officer during fiscal years 2024, 2023 and 2022, as applicable, as well as any amounts earned in fiscal years 2024, 2023 and 2022, but contributed under our 401(k) Plan.
(2)The amounts included are the grant date fair value of the stock awards granted in fiscal years 2024, 2023 and 2022, determined under share-based compensation accounting guidance in accordance with FASB ASC Topic 718. There were no options granted to the named executive officers in fiscal years 2024, 2023 and 2022. These amounts reflect the aggregate grant date fair value for these awards. For the FY 2024 TSR Performance Share Unit awards and the FY 2024 NFE Performance Share Unit awards granted in fiscal year 2024 to the named executive officers pursuant to the 2017 Plan that are subject to performance conditions, the values in the Summary Compensation Table above reflect the probable outcome of such performance conditions. The grant date fair values of the FY 2024 NFE Performance Share Unit awards, assuming the highest level of performance conditions for each of the named executive officers, are: Mr. Westhoven: $1,199,974; Mr. Bel: $178,199; Mr. Migliaccio: $229,259; Ms. Cradic: $199,389; and Mr. Reich: $156,116. With respect to the FY 2024 TSR Performance Share Units, the maximum amount that could be earned based upon the grant date fair value for each of the named executive officers is Mr. Westhoven: $1,299,541; Mr. Bel: $193,007; Mr. Migliaccio: $248,279; Ms. Cradic: $215,920; and Mr. Reich: $169,072. The amounts in this column include the grant date fair value of PBRS granted to Mr. Westhoven in fiscal year 2024 in the amount of $1,600,008. Assumptions used in the calculation of the foregoing award amounts are included in Note 10 to each of the consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2024, 2023 and 2022 and incorporated by reference into this Proxy Statement. Information on individual equity awards granted to the named executive officers in fiscal year 2024 is set forth in the section entitled “Grants of Plan-Based Awards.” Information on the vesting of restricted stock is set forth in the section entitled “Stock Vested.”
(3)The amounts represent cash awards to the named executive officers under our performance-based annual incentive plans for fiscal years 2024, 2023 and 2022, which are discussed in the section entitled “Annual Short-Term Incentive Awards.” While the amounts for all of the named executive officers were earned for fiscal years 2024, 2023 and 2022 performance, as the case may be, they were not paid to the named executive officers until November 2024, November 2023 and November 2022, respectively.
(4)The amounts shown in this column for Messrs. Westhoven, Migliaccio and Reich represent the change in the actuarial present value of the accumulated benefits under all of our pension plans for the named executive officers. For those named executive

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officers, the change in the pension value was calculated using the same actuarial assumptions, with the exception of turnover, retirement, disability and pre-retirement mortality as used to compute the accumulated benefit obligations as of September 30, 2024, 2023 and 2022, as stated in our Annual Report on Form 10-K for the years ended September 30, 2024, 2023 and 2022, respectively. These assumptions included an interest rate of 4.99 percent as of September 30, 2024, 5.87 percent as of September 30, 2023 and 5.50 percent as of September 30, 2022. The present value of the benefits has been calculated assuming the named executive officers stay in employment until age 60, which is the earliest age the executive could collect a benefit without reduction for early retirement. The change in the actuarial present value of the accumulated pension benefits under our pension plan for the fiscal year ended September 30, 2024 reflects (i) the value of benefits accrued this fiscal year plus (ii) the increase in value of previously accrued benefits due to time plus (iii) the change in value for benefits accrued in all prior years of employment due to change in interest rate. For fiscal year 2024, for the named executive officer group as a whole, there was a 23 percent increase attributable to the increase in benefits to be paid and a 17 percent increase due to the change in interest rate from 5.87 percent to 4.99 percent. The largest contribution to the change in fiscal year 2023 was the increase in value of benefits to be paid, and the largest contribution to the change in fiscal year 2022 was the decrease in value due to the change in interest rates. The interest rate used to determine the present value is set each year in accordance with GAAP to match the yield of AA bonds with similar duration at the end of the fiscal year and is reviewed by our independent actuaries and accountants.
(5)The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2024. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us.
All Other Compensation Table

Name	Car Allowance ($)(a)	Company-Paid Insurance Premiums ($)(b)	401(k) Plan/ SEP Matching Contribution ($)(c)	Charitable Matching Contribution ($)(d)	Total ($)
Stephen D. Westhoven	8,103	6,659	50,847	10,000	75,609
Roberto F. Bel	8,103	1,364	35,162	1,500	46,129
Patrick J. Migliaccio	8,103	3,772	25,988	8,120	45,983
Amy Cradic	8,103	3,814	39,098	5,000	56,015
Richard Reich	8,103	3,090	21,993	2,550	35,736
a)We provide a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance is to make our compensation program competitive with other companies’ programs and because cars are predominantly used for business purposes.
b)The amounts listed represent aggregate premiums we paid in fiscal year 2024 for our group life insurance policy, for a directors and officers travel insurance policy and for an insurance policy that is used to support our obligations under the SERP agreements with each of the named executive officers.
c)Each named executive officer is eligible to participate in our 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above represent Company contributions under our 401(k) Plan and our SEP for fiscal year 2024. Information about the 401(k) Plan and SEP is set forth in the section entitled “Pension Benefits.”
d)Each named executive officer is eligible to participate in our matching gifts programs through which we match employees’ contributions to certain charities and qualified educational institutions.

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Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended September 30, 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Stephen D. Westhoven
Performance-Based Restricted Stock Units	11/15/2023							37,603	1,600,008
TSR Performance Share Units	11/15/2023				8,144	20,361	30,542		866,361
NFE Performance Share Units	11/15/2023				9,401	18,801	28,202		799,983
Annual Incentive Award	11/7/2024	535,389	1,070,777	1,606,166
Roberto F. Bel
Restricted Stock Units	11/15/2023							5,584	237,599
TSR Performance Share Units	11/15/2023				1,210	3,024	4,536		128,671
NFE Performance Share Units	11/15/2023				1,396	2,792	4,188		118,800
Annual Incentive Award	11/7/2024	127,116	254,232	381,348
Patrick J. Migliaccio
Restricted Stock Units	11/15/2023							7,185	305,722
TSR Performance Share Units	11/15/2023				1,556	3,890	5,835		165,520
NFE Performance Share Units	11/15/2023				1,796	3,592	5,388		152,840
Annual Incentive Award	11/7/2024	149,260	298,520	447,780
Amy Cradic
Restricted Stock Units	11/15/2023							6,248	265,852
TSR Performance Share Units	11/15/2023				1,353	3,383	5,075		143,947
NFE Performance Share Units	11/15/2023				1,562	3,124	4,686		132,926
Annual Incentive Award	11/7/2024	129,792	259,583	389,375
Richard Reich
Restricted Stock Units	11/15/2023							4,893	208,197
TSR Performance Share Units	11/15/2023				1,060	2,649	3,974		112,715
NFE Performance Share Units	11/15/2023				1,223	2,446	3,669		104,077
Annual Incentive Award	11/7/2024	106,078	212,155	318,233
(1)Represents the potential fiscal year 2024 threshold, target and maximum annual incentive award amounts for each of the named executive officers as set by the LDCC. The actual amount of the annual short-term incentive award earned by each named executive officer for fiscal year 2024 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information with respect to the fiscal year 2024 annual short-term incentive awards, please see “Annual Short-Term Incentive Awards.”
(2)The values under this column represent the number of FY 2024 TSR Performance Share Units and FY 2024 NFE Performance Share Units granted to the named executive officers and shows potential threshold, target or maximum payout amounts at the end of the 36-month performance period on September 30, 2026. The calculation of actual payout amounts is described in more detail under “FY 2024 TSR Performance Share Unit Awards” and “FY 2024 NFE Performance Share Unit Awards.”

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(3)In the case of Mr. Westhoven, the amount includes the number of PBRS units granted on November 15, 2023, with performance criteria based upon NFEPS in the fiscal year ended September 30, 2024, as described in more detail under “Fiscal Year 2024 Performance-Based Restricted Stock Unit Awards.” The values for the other named executive officers represent Time-Vested Restricted Stock Unit Awards granted during fiscal year 2024, as described in more detail under “FY 2024 Time-Vested Restricted Stock Units.”
(4)Amounts shown represent the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used by us in computing these amounts, see Note 10 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended September 30, 2024, and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices. The amounts reflected in the “Grant Date Fair Value of Stock Awards” column may not be realized.
2017 Stock Award and Incentive Plan
Shareowners approved the 2017 Plan at the Annual Meeting of Shareowners held in January 2017. The 2017 Plan, which is administered by the LDCC, authorizes a broad range of awards that the LDCC may grant at its discretion, including:
▶Restricted stock, which are actual shares subject to a risk of forfeiture and restrictions on transfer
▶Performance shares or other stock-based performance awards (including deferred stock retention or restricted stock awards that may be earned by achieving specific performance objectives)
▶Deferred stock retention units, which represent a contractual commitment to deliver shares at a future date, and may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)
▶Cash-based performance awards tied to achievement of specific performance objectives
▶Other awards based on Common Stock
▶Dividend equivalents
▶Stock options (incentive stock options and non-qualified stock options)
▶Stock appreciation rights
▶Shares issuable in lieu of rights to cash compensation
Executive officers and all other employees of the Company and our subsidiaries, non-management directors serving on the Board and others who provide substantial services to the Company and our subsidiaries and affiliates are eligible for awards under the 2017 Plan. The selection of participants and the nature and size of the awards granted to participants is subject to the LDCC’s discretion. As of September 30, 2024, approximately 827,299 shares of Common Stock were subject to outstanding awards under our equity compensation plans and 1,793,090 shares of Common Stock were available for future awards under our equity compensation plans.
Consistent with the requirements of the NYSE, the 2017 Plan includes a restriction providing that we will not, without shareowner approval, amend or replace options or SARs previously granted under the 2017 Plan in a transaction that constitutes a “repricing.”

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Outstanding Equity Awards at Fiscal Year End
There are currently no options, SARs or similar instruments outstanding. The following table presents information concerning the number and value of nonvested stock (including restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended September 30, 2024:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen D. Westhoven
November 10, 2021 FY 2022 TSR	—		—		16,245	(2)	766,764	(3)
November 10, 2021 FY 2022 NFE	—		—		16,112	(4)	760,486	(3)
November 10, 2022 FY 2023 PBRS	—		—		11,004	(5)	519,389	(6)
November 10, 2022 FY 2023 TSR	—		—		15,352	(7)	724,614	(3)
November 10, 2022 FY 2023 NFE	—		—		16,449	(8)	776,393	(3)
November 15, 2023 FY 2024 PBRS	—		—		39,077	(9)	1,844,434	(6)
November 15, 2023 FY 2024 TSR	—		—		21,158	(10)	998,658	(3)
November 15, 2023 FY 2024 NFE	—		—		19,537	(11)	922,146	(3)
Roberto F. Bel
November 10, 2021 FY 2022 DEF	3,210	(12)	151,512	(6)	—		—
November 10, 2021 FY 2022 RSU	1,069	(13)	50,457	(6)	—		—
November 10, 2021 FY 2022 TSR	—		—		1,607	(2)	75,850	(3)
November 10, 2021 FY 2022 NFE	—		—		1,594	(4)	75,237	(3)
November 10, 2022 FY 2023 RSU	3,654	(14)	172,469	(6)	—		—
November 10, 2022 FY 2023 TSR	—		—		2,549	(7)	120,313	(3)
November 10, 2022 FY 2023 NFE	—		—		2,730	(8)	128,856	(3)
November 15, 2023 FY 2024 RSU	5,802	(15)	273,854	(6)	—		—
November 15, 2023 FY 2024 TSR	—		—		3,142	(10)	148,302	(3)
November 15, 2023 FY 2024 NFE	—		—		2,902	(11)	136,974	(3)

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	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick J. Migliaccio
November 10, 2021 FY 2022 RSU	3,134	(13)	147,925	(6)	—		—
November 10, 2021 FY 2022 TSR	—		—		4,718	(2)	222,690	(3)
November 10, 2021 FY 2022 NFE	—		—		4,681	(4)	220,943	(3)
November 10, 2022 FY 2023 RSU	4,669	(14)	220,377	(6)	—		—
November 10, 2022 FY 2023 TSR	—		—		3,256	(7)	153,683	(3)
November 10, 2022 FY 2023 NFE	—		—		3,489	(8)	164,681	(3)
November 15, 2023 FY 2024 RSU	7,466	(15)	352,395	(6)	—		—
November 15, 2023 FY 2024 TSR	—		—		4,042	(10)	190,782	(3)
November 15, 2023 FY 2024 NFE	—		—		3,733	(11)	176,198	(3)
Amy Cradic
November 10, 2021 FY 2022 RSU	2,783	(13)	131,358	(6)	—		—
November 10, 2021 FY 2022 TSR	—		—		4,194	(2)	197,957	(3)
November 10, 2021 FY 2022 NFE	—		—		4,158	(4)	196,258	(3)
November 10, 2022 FY 2023 RSU	4,059	(14)	191,585	(6)	—		—
November 10, 2022 FY 2023 TSR	—		—		2,831	(7)	133,623	(3)
November 10, 2022 FY 2023 NFE	—		—		3,034	(8)	143,205	(3)
November 15, 2023 FY 2024 RSU	6,493	(15)	306,470	(6)	—		—
November 15, 2023 FY 2024 TSR	—		—		3,515	(10)	165,908	(3)
November 15, 2023 FY 2024 NFE	—		—		3,246	(11)	153,211	(3)

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	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Reich
November 10, 2021 FY 2022 DEF	4,526	(12)	213,627	(6)	—		—
November 10, 2021 FY 2022 RSU	1,514	(13)	71,461	(6)	—		—
November 10, 2021 FY 2022 TSR	—		—		2,275	(2)	107,380	(3)
November 10, 2021 FY 2022 NFE	—		—		2,258	(4)	106,578	(3)
November 10, 2022 FY 2023 RSU	2,995	(14)	141,364	(6)	—		—
November 10, 2022 FY 2023 TSR	—		—		2,088	(7)	98,554	(3)
November 10, 2022 FY 2023 NFE	—		—		2,238	(8)	105,634	(3)
November 15, 2023 FY 2024 RSU	2,542	(15)	119,982	(6)	—		—
November 15, 2023 FY 2024 TSR	—		—		2,753	(10)	129,942	(3)
November 15, 2023 FY 2024 NFE	—		—		2,542	(11)	119,982	(3)
(1)Includes accrued dividend equivalents as of September 30, 2024.
(2)Represents the target number of FY 2022 TSR Performance Share Units issued to the named executive officers on November 10, 2021, which vested based upon performance through September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 TSR Performance Share Unit vested one-for-one into a share of Common Stock.
(3)Calculated based upon Common Stock closing price of $47.20 per share as of September 30, 2024. The actual value realized for the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units, the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units, and the FY 2024 TSR Performance Share Units and the FY 2024 NFE Performance Share Units will be calculated based upon our Common Stock closing price on the date the LDCC certifies that the targets have been met in November of each vesting year, and the actual number of performance shares granted, subject to certain conditions.
(4)Represents the target number of FY 2022 NFE Performance Share Units issued to the named executive officers on November 10, 2021, which vested based upon performance through September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 NFE Performance Share Unit vested one-for-one into a share of Common Stock.
(5)Represents the FY 2023 PBRS units issued to Mr. Westhoven on November 10, 2022, which vests in three equal annual installments on September 30, 2023, September 30, 2024 and September 30, 2025. The first and second tranches of the FY 2022 PBRS units vested upon certification by the LDCC that the performance goal was met on November 15, 2023. Each FY 2023 PBRS unit vests one-for-one into a share of Common Stock.
(6)Calculated based upon Common Stock closing price of $47.20 per share as of September 30, 2024. The actual value realized for shares of PBRS units, restricted stock units and deferred stock retention units will be calculated based upon our Common Stock closing price on each of the respective vesting dates.
(7)Represents the target number of FY 2023 TSR Performance Share Units issued to the named executive officers on November 10, 2022, which may vest on September 30, 2025, upon certification of performance by the LDCC. Each FY 2023 TSR Performance Share Unit will vest one-for-one into a share of Common Stock.
(8)Represents the target number of FY 2023 NFE Performance Share Units issued to the named executive officers on November 10, 2022, which may vest on September 30, 2025, upon certification of performance by the LDCC. Each FY 2023 NFE Performance Share Unit will vest one-for-one into a share of Common Stock.

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(9)Represents the FY 2024 PBRS units issued to Mr. Westhoven on November 15, 2023, which may vest one-for-one into a share of our Common Stock in up to three equal installments on September 30, 2024, September 30, 2025 and September 30, 2026, if the performance goal is achieved. The first tranche of the FY 2024 PBRS units vested upon certification by the LDCC that the performance goal was met on November 6, 2024.
(10)Represents the target number of FY 2024 TSR Performance Share Units issued to the named executive officers on November 15, 2023, which may vest on September 30, 2026, upon certification of performance by the LDCC. Each FY 2024 TSR Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2024 TSR Performance Share Units, please see “FY 2024 TSR Performance Share Unit Awards.”
(11)Represents the target number of FY 2024 NFE Performance Share Units issued to the named executive officers on November 15, 2023, which may vest on September 30, 2026, upon certification of performance by the LDCC. Each FY 2024 NFE Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2024 NFE Performance Share Units, please see “FY 2024 NFE Performance Share Unit Awards.”
(12)Represents deferred stock retention units granted to the named executive officer on November 10, 2021. Each deferred stock retention unit vests one-for-one into a share of Common Stock and accrues dividends that are converted into shares of Common Stock based on the closing price on the vesting date. These awards vested on October 15, 2024.
(13)Represents restricted stock units granted to the named executive officer on November 10, 2021, which vested in three equal annual installments beginning on October 15, 2022.
(14)Represents restricted stock units granted to the named executive officer on November 10, 2022, which may vest in three equal annual installments on October 15, 2023, October 15, 2024 and October 15, 2025, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock. The first and second tranches of the FY 2023 restricted stock unit award vested on October 15, 2023 and October 15, 2024, respectively.
(15)Represents restricted stock units granted to the named executive officer on November 15, 2023, which may vest in three equal annual installments on October 15, 2024, October 15, 2025, and October 15, 2026, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock. The first tranche of the FY 2024 restricted stock unit award vested on October 15, 2024.
Stock Vested
The following table presents information concerning the vesting of stock (including restricted stock units, performance shares and similar instruments) for the named executive officers during the fiscal year ended September 30, 2024.

	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Stephen D. Westhoven	77,099	3,381,872
Roberto F. Bel	9,578	405,548
Patrick J. Migliaccio	22,044	933,856
Amy Cradic	17,251	730,592
Richard Reich	6,523	275,788
(1)Represents the total number of vested restricted stock units granted on November 9, 2020, November 10, 2021 and November 10, 2022; FY 2022 PBRS granted on November 10, 2021; FY 2023 PBRS granted on November 10, 2022; FY 2021 TSR Performance Share Units granted on November 9, 2020; and FY 2021 NFE Performance Shares granted on November 9, 2020, as applicable.
(2)Value for the restricted stock units was calculated based upon the Company's Common Stock closing price of $42.05 on October 15, 2023, which was the applicable vesting date for those units. Value for the FY 2022 PBRS was calculated based upon the Company's Common Stock closing price of $47.20 on September 30, 2024, which was the applicable vesting date for those shares. Value for the FY 2023 PBRS, was calculated based upon the Company's Common Stock closing price of $47.20 on September 30, 2024 and $42.55 on November 15, 2023, which were the respective vesting dates for those shares. Value for the FY 2021 TSR Performance Share Units granted on November 9, 2020, and the FY 2021 NFE Performance Shares granted on November 9, 2020, were calculated based upon the Company's Common Stock closing price of $42.55 on November 15, 2023, which was the applicable vesting date for those shares.

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Pension Benefits
We provide defined contribution and/or defined benefit retirement benefits to substantially all employees who meet vesting and other requirements. Our qualified defined benefit plan for non-represented employees is the Non-Represented Plan. Our qualified defined benefit plan for represented employees is the NJNG Plan for Retirement Allowances for Represented Employees (“Represented Plan”). Our qualified defined contribution plan is our 401(k) Plan. All represented employees of NJRHS hired on or after October 1, 2000, all represented employees of NJNG hired on or after January 1, 2012, and all of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Represented Plan or Non-Represented Plan. Three of our named executive officers participate in the Non-Represented Plan and all of our named executive officers participate in the 401(k) Plan. Mr. Bel and Ms. Cradic are not eligible to participate in the defined benefit plans but receive an enhanced contribution from the Company in the 401(k) Plan. The retirement benefit under the Non-Represented Plan is based on years of service and highest 60-month average compensation.
In addition to the Non-Represented Plan, the Represented Plan and the 401(k) Plan, we sponsor the SEP and the PEP, both of which are non-qualified plans. Each of the named executive officers is or may become eligible for SEP benefits, and three of our named executive officers are eligible for PEP benefits. Benefits will be paid under the PEP and the SEP to the extent benefits are not payable by the Non-Represented Plan and the 401(k) Plan due to the limitations on compensation and contributions in the Internal Revenue Code. The PEP and the SEP are unfunded, with benefits paid from our corporate assets.
We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2024, other than Mr. Westhoven, none of the named executive officers have completed the age and service requirements to be eligible for post-retirement health coverage.

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The following table presents information concerning each of our defined benefit plans that provide for payments or other benefits to the named executive officers at, following or in connection with retirement. For each named executive officer, the present value of accumulated benefit in the table below was calculated using actuarial assumptions, including an interest rate of 5.87 percent as of September 30, 2024. The present value of the benefits was calculated assuming the named executive officers stay in employment until the earliest age the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for Messrs. Westhoven, Migliaccio and Reich. Mr. Bel and Ms. Cradic are not eligible to participate in the defined benefit plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Stephen D. Westhoven	Non-Represented Plan	34	1,675,798
	PEP	34	3,714,724
	SEP	34	202,216	32,666
Roberto F. Bel	Non-Represented Plan
	PEP
	SEP	5	10,834	3,366
Patrick J. Migliaccio	Non-Represented Plan	15	543,489
	PEP	15	328,357
	SEP	15	49,507	7,588
Amy Cradic	Non-Represented Plan
	PEP
	SEP	6	52,879	12,518
Richard Reich	Non-Represented Plan	18	642,908
	PEP	18	132,201
	SEP	18	14,295	3,394
Pension benefits are payable at age 65. Benefits may be paid as early as age 55 upon completion of 20 years of service. Benefits collected prior to age 60 and completion of 20 years of service (excluding disability retirements) are subject to early commencement reductions of up to 50 percent, depending on age at the time of commencement.
The number of years of credited service for the named executive officers, assuming their continued employment by us until age 65, is set forth below:

Name	Years of Credited Service at 65	Years of Credited Service as of September 30, 2024
Stephen D. Westhoven	43	34
Patrick J. Migliaccio	30	15
Richard Reich	33	18
To the extent benefits that would otherwise be payable to an employee under the Non-Represented Plan and the 401(k) Plan exceed the specified limits on such benefits imposed by the Internal Revenue Code, we expect to pay such excess benefits to the employee at the time the employee receives payment under the respective plan. These excess benefit payments would be made from our general funds.

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Supplemental Retirement Agreements
We have SERP Agreements with each of the named executive officers and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Migliaccio, Mr. Bel, Ms. Cradic and Mr. Reich would each be entitled to maximum amounts of $125,000 under their respective SERP Agreements.
Defined Contribution Plan
We offer eligible employees the opportunity to participate in our 401(k) Plan. Generally, we match 100 percent of participants’ contributions up to the first three percent and 80 percent of the next three percent of base compensation subject to Internal Revenue Code and 401(k) Plan limits.
Additionally, for employees who are not eligible to participate in the defined benefit plans, NJR contributes between 4 percent and 5 percent of base compensation, depending upon years of service, into the 401(k) Plan on their behalf.
Non-Qualified Deferred Compensation
To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, only Mr. Migliaccio has contributed deferred compensation into the Officers’ Deferred Compensation Plan.
The following table lists the fiscal 2024 contribution of Mr. Migliaccio to his Officers' Deferred Compensation Plan account. The table list the aggregate earnings, withdrawals and distributions, and balances for his account.

Name	Executive Contributions in Last Fiscal Year (1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Patrick J. Migliaccio	$295,254	$—	$41,875	$—	$337,129
(1)This amount represents the deferral of Mr. Migliaccio’s fiscal year 2021 TSR Performance Share Unit award payout, which award vested on November 16, 2023, and was deferred by Mr. Migliaccio into the NJR Stock Fund of the Officers’ Deferred Compensation Plan. The grant date fair value of the award was included in the Summary Compensation Table in the year in which it was granted to Mr. Migliaccio.
(2)The Officers' Deferred Compensation Plan does not provide for company matches or contributions.
(3)We do not pay above-market interest or preferential dividends on investments in the Officers' Deferred Compensation Plan. Earnings are determined by the performance of the mutual funds or other investment vehicles selected by a participating executive.
(4)The amount represents the balance at the end of fiscal year 2024 in the Officers' Deferred Compensation Plan for Mr. Migliaccio.
For additional information with respect to our non-qualified deferred compensation arrangements, please see “Compensation Discussion and Analysis – Deferred Compensation.”

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Potential Payments Upon Termination or Change of Control
We believe our senior management and key employees are responsible for our success, and therefore it is important to provide reasonable protection to them in the event of a potential loss of employment following a change of control. It is our belief that the interests of shareowners will be best served if the interests of our senior management are aligned with them. Providing change of control benefits should offset any reluctance by senior management to pursue potential change of control transactions that may be in the best interests of shareowners. We also believe our arrangement helps us recruit talented executives by providing protections in the event we are acquired. We believe these potential change of control benefits are reasonable relative to the overall value of any potential transaction.
2017 Plan
Under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder. The 2017 Plan and all of the agreements for equity awards issued thereunder have a “double-trigger” vesting requirement that requires a qualified termination following a change of control before acceleration of vesting. Pursuant to the 2017 Plan, a “change of control” will be deemed to have occurred if:
▶Beneficial ownership of 50 percent or more of our outstanding securities entitled to vote in elections of directors is acquired within a 12-month period by any person, entity or group;
▶There is a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year; or
▶There is a completed merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the 2017 Plan) of the acquiring or surviving corporation.
Supplemental Retirement Agreements
Pursuant to the SERP Agreements we have with each of the named executive officers, in the event of a change of control, the right to the amounts payable to each of them becomes immediately vested, and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. A change of control is defined in the SERP Agreements as a reportable change of control under the proxy rules of the
SEC, including the acquisition within a 12-month period of a 50-percent beneficial voting interest in us, or a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year.
Employment Continuation Agreements
Our Employment Continuation Agreements provide each named executive officer certain rights if his or her employment with us is terminated within two years following the occurrence of a change of control. A summary of the terms of these agreements is provided under “Severance Policies – Amended and Restated Employment Continuation Agreements.”
The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if their employment terminated on September 30, 2024, using the closing market price per share of our Common Stock on that date of $47.20. The other values in the tables are merely estimates. The actual amounts to be paid out can only be determined at the time of a named executive officer’s separation from the Company.
The tables exclude amounts accrued through September 30, 2024, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual incentive awards for the fiscal year ended September 30, 2024. The table also excludes vested account balances under the 401(k) Plan, which are generally available to all of our salaried employees. In addition, the tables below reflect the hypothetical occurrence of both a change of control and a concurrent termination of a named executive officer in accordance with such named executive officer’s Employment Continuation Agreement, assuming this event took place on September 30, 2024.

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Name/Benefit Type	Retirement ($)(a)		Death ($)(b)	Disability ($)(c)		Termination Other Than Retirement, Death or Disability ($)(d)	Termination for Cause ($)(e)	Involuntary Termination Following a Change of Control ($)(f)
Stephen D. Westhoven
Cash Severance(1)	—		—	—		—	—	7,025,898
Acceleration of Equity Awards(2)	1,431,819	(3)	5,134,627	1,431,819	(3)	—	—	5,134,627
Retirement Benefits(4)	—		470,104	420,582		418,261	418,261	488,573
Medical and Insurance Benefits(5)	—		1,280,691	501,720		—	—	111,063
Other Benefits(6)	—		75,816	1,460,151		75,816	75,816	100,816
Roberto F. Bel
Cash Severance(1)	—		—	—		—	—	1,383,037
Acceleration of Equity Awards(2)	—		964,752	487,301	(3)	—	—	964,752
Retirement Benefits(4)	—		135,834	10,834		10,834	10,834	135,834
Medical and Insurance Benefits(5)	—		1,042,000	396,000		—	—	72,882
Other Benefits(6)	—		16,297	635,580		16,297	16,297	41,297
Patrick J. Migliaccio
Cash Severance(1)	—		—	—		—	—	1,760,497
Acceleration of Equity Awards(2)	—		1,451,660	532,484	(3)	—	—	1,451,660
Retirement Benefits(4)	—		178,308	107,807		107,234	107,234	182,234
Medical and Insurance Benefits(5)	—		1,092,118	402,841		—	—	72,896
Other Benefits(6)	—		7,176	746,300		7,176	7,176	32,176
Amy Cradic
Cash Severance(1)	—		—	—		—	—	1,507,319
Acceleration of Equity Awards(2)	—		1,275,506	465,704	(3)	—	—	1,275,506
Retirement Benefits(4)	—		177,879	62,494		62,494	62,494	177,879
Medical and Insurance Benefits(5)	—		1,050,000	400,000		—	—	—
Other Benefits(6)	—		15,392	648,957		15,392	15,392	40,392
Richard Reich
Cash Severance(1)	—		—	—		—	—	1,343,222
Acceleration of Equity Awards(2)	—		1,026,012	518,634	(3)	—	—	1,026,012
Retirement Benefits(4)	—		142,712	42,614		42,075	42,075	146,242
Medical and Insurance Benefits(5)	—		1,096,402	403,209		—	—	72,896
Other Benefits(6)	—		1,224	636,464		1,224	1,224	26,224
(1)Cash Severance: Amount represents cash payment due to the named executive officer pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Continuation Agreement. None of the named executive officers would incur a Section 280G excise tax in relation to an involuntary termination following a change of control.

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(2)Acceleration of Equity Awards: Acceleration of Equity Awards includes deferred stock retention units, RSUs, performance share units and PBRS. Performance share units and PBRS vest subject to certain conditions and are paid in the form of shares of Common Stock on a one-for-one basis.
Deferred stock retention units and RSUs: Amounts for RSUs and deferred stock retention units represent the value of Common Stock as of September 30, 2024.
Performance share units: Amounts for performance share units represent the value of Common Stock as of September 30, 2024. The amounts in columns (b), (c) and (f) reflect either (i) for the FY 2022 TSR Performance Share Units and FY 2022 NFE Performance Share Units, the actual payout based upon actual performance, which was certified by the LDCC on November 6, 2024; or (ii) for the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units and the FY 2024 TSR Performance Share Units and the FY 2024 NFE Performance Share Units, an estimated pro-rata payout based upon the number of days of the performance cycle the executive was still employed by us, based, as the case may be, either upon actual performance, or upon payout at the “target” amount. As such, the amounts in columns (b), (c) and (f) do not necessarily reflect the actual payout that would be determined at the end of the performance cycles for the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units as of September 30, 2025, and for the FY 2024 TSR Performance Share Units and the FY 2024 NFE Performance Share Units as of September 30, 2026.
PBRS: The amounts in columns (b), (c) and (f) for PBRS represent the value of the Common Stock on September 30, 2024. The amounts in columns (a), (b), (c) and (f) for the PBRS reflect an estimated pro-rata payout of the “target” amount based upon the number of days of the vesting period the executive was still employed by us. The amounts in column (a), (b), (c) and (f) for the PBRS do not reflect the actual payout that would be determined on the applicable vesting dates.
(3)Acceleration of Equity Awards in the Case of Disability or Retirement: Long-term equity incentive awards would vest on a pro-rata basis with performance conditioned on the Company’s satisfaction of applicable performance goals. The satisfaction of such goals would be measured at the end of the performance period, and any payment would be made at that time. Due to the future performance measurement, the value of the unvested performance-based awards is not currently calculable. Mr. Westhoven was the only NEO eligible to retire as of September 30, 2024.
(4)Retirement Benefits: Retirement Benefits include Pension Plan, PEP, SEP and SERP benefits.
Retirement: Mr. Westhoven was the only NEO eligible to retire under our retirement policy as of September 30, 2024. For the remaining NEOs, their retirement as of that date would be considered a voluntary termination and the only amounts payable to them in that case are listed under column (d).
Pension Plan: For all columns except columns (b) and (c), amounts include a monthly payment to the executive commencing at age 60, the earliest age at which unreduced benefits are available, assuming the triggering event occurred as of September 30, 2024, payable for the life of the executive, assuming with respect to columns (d), (e) and (f), the executive elects the 50 percent joint and survivor annuity option, which is the default option under the Pension Plan. For column (b), the amount includes a monthly payment to the executive’s survivor at September 30, 2024, payable for the life of the survivor. For column (c), the monthly payment is assumed to commence immediately and assumes the executive elects the straight life annuity option. Note for column (f) that Pension and SERP benefits are not enhanced on a change of control. The only benefits payable in such event are those regularly provided by the plans. A portion of the PEP benefit is subject to Section 409A of the Internal Revenue Code.
SEP: The amounts would be payable within 30 days following the end of the calendar quarter in which the triggering event occurs. These payments are subject to Section 409A of the Internal Revenue Code.
SERP: The figures in columns (a), (b) and (f) include the amount payable to the named executive officers or the named executive officer’s beneficiary, as applicable, in 60 monthly installments beginning on the first day of the calendar month commencing with the month following the date of termination or death. For columns (c), (d) and (e), the amounts include the cumulative termination benefit under the SERP Agreement as of September 30, 2024, payable in 60 equal monthly installments beginning at the later of the named executive officers attaining the age of 65 or the date of the named executive officer’s separation of service (as defined in the SERP Agreement). These amounts are subject to Section 409A of the Internal Revenue Code. Note for column (f) that Pension and SERP benefits are not enhanced on a change of control. The only benefits payable in such event are those regularly provided by the plans.
(5)Medical and Insurance Benefits:
Life Insurance and Accidental Death & Dismemberment Insurance: Certain amounts included in columns (b) and (c) are payable to the beneficiary only if the death or dismemberment is deemed to be accidental. The amount listed in column (c) assumes the maximum payout in the case of dismemberment.
Travel & Accident Insurance: A certain amount included in column (b) is payable to the beneficiary only if the death occurs during travel or is deemed accidental.
Medical: The amount listed in column (b) and (c) consists of the average annual premium expected to be paid over the lifetime of the surviving spouse for Messrs. Westhoven, Migliaccio and Reich. Expected future premiums are determined based on the same assumptions used to develop postretirement health liabilities as of September 30, 2024. The amount listed in column (f) consists

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of the present value of premiums to be made by us for three years for Mr. Westhoven and two years each for Mr. Bel, Mr. Migliaccio, and Mr. Reich.
(6)Other Benefits:
Salary Continuation Benefit: The amount listed in column (c) includes the total maximum benefit payable to the named executive officer in the event of a disability and represents the aggregate payment of the named executive officer’s base salary, as of September 30, 2024, for 18 months.
Vacation: Amounts reflected in this row include payment to the named executive officer for the named executive officer’s unused earned vacation time as of September 30, 2024.
Outplacement Benefit: The amount listed in column (f) includes the maximum outplacement services reimbursement payable by us.
CEO Pay Ratio
In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the individual we have identified as our median employee for this purpose. We believe our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below.
As permitted by SEC rules, we are using the same median employee in our pay ratio calculation for fiscal year 2024 as we used for fiscal years 2022 and 2023. We believe that there have not been any changes in our employee population or employee compensation arrangement since fiscal 2022 that would significantly impact our pay ratio disclosure for fiscal 2024.
We previously identified our median employee for fiscal year 2022 based on total cash compensation paid as of September 30, 2022, to all of our employees, other than our Chief Executive Officer, who were employed on September 30, 2022. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we annualized the compensation of any permanent employee who was employed for less than the full 2022 fiscal year.
After identifying the median employee, we calculated 2024 annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the “Totals” column in the 2024 Summary Compensation Table. The median of the annual total compensation of all of our employees (other than our Chief Executive Officer), calculated in a manner consistent with Item 402(u) of Regulation S-K, was $160,169. The annual total compensation of our Chief Executive Officer, Mr. Westhoven, during fiscal year 2024 was $7,208,109 as reported in the Summary Compensation Table. We reasonably estimate that the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was 45:1.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies and should not be used as a basis for comparison between companies.

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Executive Compensation

2024 Summary Compensation Table Total Compensation Breakdown
The compensation of NJR’s Chief Executive Officer during fiscal year 2024, Mr. Westhoven, and our median employee is broken down as follows:

Employee	Year	Salary	Stock Awards	Bonus	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Stephen D. Westhoven	2024	$968,386	$3,266,351	$—	$1,400,684	$1,497,079	$75,609	$7,208,109
Median Employee	2024	$118,100	$—	$1,600	$27,335	$—	$13,134	$160,169
Pay Versus Performance
Our Chief Executive Officer is the principal executive officer (“PEO”). As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our PEO and to our other named executive officers (the “non-PEO NEOs”) and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non‑PEO NEOs	Average Compensation Actually Paid to non‑PEO NEOs(3)	Value of Fixed $100 Investment Based on:			Company Selected Performance Measure: NFEPS (non‑GAAP)(6)
Year(1)					Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)	Net income (in millions)
2024	$7,208,109	$6,204,727	$1,467,015	$1,450,940	$202.03	$153.05	$289.8	$2.95
2023	$5,783,114	$5,741,932	$1,325,893	$1,373,409	$167.33	$107.92	$264.7	$2.70
2022	$4,612,774	$5,172,954	$1,262,377	$1,643,461	$154.17	$116.06	$274.9	$2.50
2021	$4,783,459	$4,867,585	$1,306,918	$1,362,313	$133.89	$109.93	$117.9	$2.16
(1)The PEO and non-PEO NEOs for the indicated years were as follows:
For fiscal year 2024, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Roberto F. Bel, Patrick J. Migliaccio, Amy Cradic and Richard Reich.
For fiscal year 2023, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Roberto F. Bel, Patrick J. Migliaccio, Amy Cradic and Lori DelGiudice.
For fiscal year 2022, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Roberto F. Bel, Patrick J. Migliaccio, Amy Cradic, Richard Reich and Timothy F. Shea.
For fiscal year 2021, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Patrick J. Migliaccio, Amy Cradic,
Amanda E. Mullen, Timothy F. Shea and Nancy A. Washington.
(2)Amounts reported in this column represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year. A reconciliation of the adjustments for our PEO is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the compensation actually paid amounts from Summary Compensation amounts.

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	FY 2024	FY 2023	FY 2022	FY 2021
Total Compensation for PEO as reported in the Summary Compensation Table for the covered fiscal year	$7,208,109	$5,783,114	$4,612,774	$4,783,459
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	(1,497,079)	(627,726)	—	(782,952)
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	(3,266,351)	(2,768,004)	(2,254,623)	(1,822,848)
Add actuarial present value of pension value attributable to covered fiscal year’s service	128,658	123,925	166,246	170,574
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	2,662,269	1,491,710	2,356,927	2,076,852
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	—	1,243,197	—	—
Add dividends paid on unvested shares/share units and stock options	359,424	264,932	196,267	144,422
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	459,668	77,364	142,880	260,498
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	150,029	153,420	136,315	142,742
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	(183,832)	(105,162)
Compensation Actually Paid to PEO	$6,204,727	$5,741,932	$5,172,954	$4,867,585
In the table above, the unvested equity fair values were calculated on each of the required measurement dates using assumptions based on criteria consistent with those used for grant date fair value calculations and in accordance with the methodology used for financial reporting purposes. For unvested awards subject to performance-based vesting conditions, the fair values were based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(3)Amounts reported in this column represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year. A reconciliation of the adjustments for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the compensation actually paid amounts from Summary Compensation amounts.

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Executive Compensation

	FY 2024	FY 2023	FY 2022	FY 2021
Average of the Total Compensation for the non-PEO NEOs as reported in the Summary Compensation Table for the covered fiscal year	$1,467,015	$1,325,893	$1,262,377	$1,306,918
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	(125,997)	(17,384)	—	(49,238)
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	(519,216)	(565,938)	(629,123)	(330,688)
Add actuarial present value of pension value attributable to covered fiscal year’s service	22,898	—	39,472	28,610
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	423,195	525,301	644,488	376,578
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	—	22,083	274,001	—
Add dividends paid on unvested shares/share units and stock options	54,359	49,061	40,310	35,957
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	121,204	20,074	29,656	101,993
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	7,482	14,319	33,625	16,848
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	(51,345)	(124,665)
Average of the Compensation Actually Paid to non-PEO NEOs	$1,450,940	$1,373,409	$1,643,461	$1,362,313
In the table above, the unvested equity fair values were calculated on each of the required measurement dates using assumptions based on criteria consistent with those used for grant date fair value calculations and in accordance with the methodology used for financial reporting purposes. For unvested awards subject to performance-based vesting conditions, the fair values were based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(4)Total Shareholder Return is cumulative for the measurement periods beginning on September 30, 2020, and ending on September 30 of each of 2024, 2023, 2022 and 2021 respectively, calculated in accordance with Item 201(e) of Regulation S-K.

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(5)Amounts reported in this column represent returns on an initial $100 investment in the S&P 500 Utilities Industry Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K. Total Shareholder Return is cumulative for the measurement periods beginning on September 30, 2020, and ending on September 30 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(6)In accordance with SEC rules, the Company is required to include in the Pay Versus Performance (“PvP”) table the company-selected measure, which is the “most important” financial performance measure (as determined by the Company and that is not otherwise required to be disclosed in the PvP table) used to link compensation actually paid to our named executive officers to Company performance for the most recently completed fiscal year. We determined NFEPS, a non-GAAP financial measure, to be our company-selected measure. NFEPS is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC. For a full discussion of NFEPS and a reconciliation to GAAP earnings per share, please see Appendix A to this Proxy Statement.
Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The graphs below describe the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs (as calculated above) and our financial and stock performance for the indicated years.
The following graph compares the compensation actually paid to our PEO, the average of the compensation actually paid to our non-PEO NEOs and the Company’s TSR performance. In addition, the graph below compares the Company’s cumulative TSR and our peer group cumulative TSR.
Compensation Actually Paid vs. TSR

Compensation actually paid to the PEO
Average compensation actually paid to other NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

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Executive Compensation

The following graph compares the compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs with our net income. The company does not use net income to determine compensation, and it is not included as a performance measure in our incentive plans.
Compensation Actually Paid vs. Net Income

Compensation actually paid to the PEO
Average compensation actually paid to other NEOs
Net Income
The following graph compares the compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs with our NFEPS. NFEPS is a non-GAAP financial measure. NFEPS is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC. For a full discussion of NFEPS and a reconciliation to GAAP earnings per share, please see Appendix A to this Proxy Statement.
Compensation Actually Paid vs. NFEPS (non-GAAP)

Compensation actually paid to the PEO
Average compensation actually paid to other NEOs
Net Financial Earnings per Share

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Company’s Most Important Financial Performance Measures – 2024
The following are the most important performance measures, as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year. NFEPS is the most important financial measure used to link compensation actually paid to Company performance.
1.NFEPS (non-GAAP)
2.NFE Growth Rate (non-GAAP)
3.Total Shareholder Return
4.CTS

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Non-Binding Proposal to Approve the Compensation of Our Named Executive Officers

ITEM 2 ON PROXY CARD

The LDCC designs our named executive officers’ compensation program to reward the achievement of our short-term and long-term objectives and to relate the compensation to the value created for our shareowners. We believe our compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2024, the LDCC believes the total compensation for each of the named executive officers is reasonable and effectively achieves the objectives of aligning compensation with performance measures directly related to our financial goals and creating shareowner value without encouraging our named executive officers to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement, and the accompanying tables and narrative, provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.
For the reasons stated above and as required by Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:
“RESOLVED, that the shareowners approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2025 Annual Meeting of Shareowners pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table, the other related tables and the accompanying narrative.”

Your vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE TO APPROVE THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Ratification of Appointment of Independent Registered Public Accounting Firm

ITEM 3 ON PROXY CARD

The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm to report to the shareowners on our financial statements for the fiscal year ending September 30, 2025. Although submission of the appointment of an independent registered public accounting firm to shareowners for ratification is not required by law, the Board, consistent with its past policy, considers it appropriate to submit the selection of an independent registered public accounting firm for shareowner approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.
Information relating to fees paid to Deloitte & Touche LLP over the past two years is set forth below. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented by proxy, and voted at the Meeting is required for the approval of this item. The shares represented by the proxies will be voted for approval of the ratification of the appointment of Deloitte & Touche LLP (unless otherwise indicated on the proxy). The Board has not determined what action it would take if the shareowners do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareowners’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the fiscal year if it determines that such a change would be in the best interests of our shareowners.

Independent Registered Public Accounting Firm Fees
Aggregate fees billed to us for the fiscal years ended September 30, 2024 and 2023, by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte”) are shown in the following table:

	Fiscal Year Ended September 30,
	2024 ($)	2023 ($)
Audit Fees	3,007,000	2,912,324
Audit-related Fees	46,266	61,234
Total Audit and Audit-related Fees	3,053,266	2,973,558
Tax Fees	—	—
All Other Fees	57,783	72,752
TOTAL FEES	3,111,049	3,046,310

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Ratification of Appointment of Independent Registered Public Accounting Firm

Audit Fees
Audit fees include professional services rendered by Deloitte for the audit of our annual financial statements, including its assessment of our internal controls over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q and accounting consultations related to business transactions and a change in accounting policy. This category also includes fees for audits provided in connection with statutory filings and services that generally only the principal auditor can reasonably provide to a client including comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees
Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
Tax Fees
Tax fees cover fees for original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for a given fiscal year.
All Other Fees
All other fees are fees for products or services other than those in the above three categories. Amounts in this category include certain consulting costs.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted a written policy requiring advance pre-approval for all audit services and permitted non-audit services provided by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a detailed presentation of an annual budget and plan defining all audit services and proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. Any services included within the budget and plan approved by the Audit
Committee require no further Audit Committee approval for that budget year. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement if all such services are less than five percent of revenues paid to the independent registered public accounting firm for the fiscal year and if those services are approved by the Audit Committee before the audit is completed. The Audit Committee approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2024 and considered the possible effect on that firm’s independence.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

88	2024 Proxy Statement

Audit Committee Report
In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee is “independent” as required by the applicable listing standards of the NYSE and the rules of the SEC. During the fiscal year ended September 30, 2024, the Audit Committee met eight times. The Audit Committee reviewed and discussed the interim financial information contained in the Company’s Quarterly Reports on Form 10-Q and discussed press releases announcing earnings with our Chief Financial Officer and the independent registered public accounting firm before they were released.
The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, including the appointment, termination, compensation and oversight of the quality of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s independent registered public accounting firm’s independence, the services provided and its fees and the selection of the lead engagement partner, as well as Public Company Accounting Oversight Board and peer review reports of its performance. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.
In discharging its oversight responsibility of the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and internal audit functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. The Audit Committee reviewed and discussed with the independent registered public accounting firm the critical accounting policies, practices and estimates arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. The Audit Committee also discussed the results of the internal audit examinations.
The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended September 30, 2024, with management and the independent registered public accounting firm.

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Audit Committee Report

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on
Form 10-K for the fiscal year ended September 30, 2024, for filing with the SEC. The Audit Committee also reappointed Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.
Gregory E. Aliff, Chair
Donald L. Correll
M. Susan Hardwick
Thomas C. O’Connor
Michael A. O’Sullivan
Dated: November 6, 2024
This “Audit Committee Report” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and it will not otherwise be deemed filed under such Acts.

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Questions and Answers About the Meeting
1.Who is asking for my vote, and why am I receiving this document?
We are providing this Proxy Statement and related proxy card to our shareowners in connection with the solicitation by the Board of proxies to be voted at the Meeting. The Board asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.
2.Who is entitled to vote?
Only holders of record of outstanding shares of our Common Stock at the close of business on November 27, 2024, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 99,769,083 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each other matter.
3.What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. Mr. Richard Reich and Ms. Tejal K. Mehta have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof, including any special instructions.
4.What is a voting instruction form?
If you are a street name shareowner (as defined below in Question 8), you are entitled to direct your bank, broker or other nominee as to how to vote the shares that institution holds on your behalf. The voting instruction form describes how you wish your shares of Common Stock to be voted.
5.What am I voting on?
You will be voting on each of the following items of business:
▶The election as directors of three nominees to the Board, each for a term expiring in 2028
▶The approval of a non-binding advisory resolution approving the compensation of our named executive officers
▶The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025
▶Any other business that may properly come before the Meeting or any adjournments or postponements thereof
6.How many votes must be present to hold the Meeting?
A majority of the outstanding shares of Common Stock as of the Record Date must be present or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and shares of record held by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

2024 Proxy Statement	91

Questions and Answers About the Meeting

7.How many votes are required to approve each proposal?
The table below shows, for each proposal, the vote required to approve the proposal and the Board’s recommendation.

Proposal	Required vote	Board recommendation	Effect of abstentions and broker non-votes*

Election of directors	Each nominee must receive the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors	FOR each nominee	No effect

Non-binding advisory resolution regarding the compensation of our named executive officers	The number of votes cast in favor of the proposal must exceed 50% of the votes cast with respect to the proposal	FOR	No effect

Ratification of the appointment of Deloitte & Touche LLP	The number of votes cast in favor of ratification must exceed 50% of votes cast with respect to the proposal	FOR	No effect
*    See Question 11 for an explanation of “broker non-votes.”
8.How do I vote?
Registered shareowners (shareowners who hold Common Stock in their own name registered with our transfer agent, Broadridge Corporate Issuer Solutions, LLC, or in certificated form) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote by proxy in one of the following three ways:

If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction form

Go to www.proxyvote.com and follow the instructions included on the proxy card or voting instruction form

Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction form

The telephone and internet voting procedures are designed to authenticate shareowners’ and plan participants’ identities, to allow shareowners and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been properly recorded. Instructions for voting by telephone or over the internet are included on the enclosed proxy card or voting instruction form.
Shareowners who hold Common Stock through banks, brokers or other nominees (“street name shareowners”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareowners may be eligible to vote their shares by telephone or internet by following the voting instructions provided by the bank, broker or other nominee that holds the shares; or by completing, dating and signing the voting instruction form and returning it in the enclosed prepaid envelope.
The deadline for voting via the internet or telephone is 11:59 p.m., Eastern Standard Time, on January 20, 2025, for shares held directly and 11:59 p.m., Eastern Standard Time, on January 13, 2025, for shares held through our 401(k) Plan or any other plans holding shares of Common Stock.

92	2024 Proxy Statement

Questions and Answers About the Meeting

Voting during the Virtual Meeting.
You may vote via the internet during the Meeting by visiting: www.virtualshareholdermeeting.com/NJR2025.
Only shareowners of record at the close of business on the Record Date are entitled to participate in and to vote at the Meeting. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials.
9.How do I attend the Meeting?
The Meeting will be held only through a remote communication in a virtual meeting format, via Webcast, with no physical in-person meeting. You can attend the Meeting live via Webcast at www.virtualshareholdermeeting.com/NJR2025. Online check-in will begin at 9:15 a.m., Eastern Standard Time. Please allow ample time for the online check-in process. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials. If your shares are held in the name of a bank, brokerage firm or other nominee, you should follow the instructions provided by such nominee in order to participate in the Meeting.
10.How will my shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?
You should specify your vote for each matter on the enclosed proxy.
Unless otherwise directed, the individuals named as proxies on your proxy card will vote all properly executed, returned and not-revoked proxy cards or voting instruction forms (i) FOR the election of all the director nominees listed thereon; (ii) FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers; and (iii) FOR the proposal to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025, with the following two exceptions:
▶Shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not-revoked voting instruction form will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals
▶Shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee in accordance with the recommendation of the Company’s management
As to any other business that may properly come before the Meeting, the individuals named on the enclosed proxy card or voting instruction form will vote the shares of Common Stock represented by the proxy as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.
11.How will my shares be voted if I do not return my proxy card or my voting instruction form?
If your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, as explained under Question 6, “How many votes must be present to hold the Meeting?” on page 91, unless you attend the Meeting to vote them in person.
If you are a street name shareowner, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the NYSE, your bank, broker or other nominee may vote your shares in its discretion on “routine” matters, but may not vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.”

2024 Proxy Statement	93

Questions and Answers About the Meeting

Without your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to (i) the election of the director nominees or (ii) the non-binding advisory resolution regarding the approval of the compensation of our named executive officers. Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025, is a routine matter for which brokerage firms may vote on behalf of their clients without voting instructions. Therefore, if you are a shareowner whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025. Please return your proxy card so your vote can be counted.
12.How are abstentions and broker non-votes counted?
Only votes cast “for” or “against” are included in determining the votes cast with respect to any matter presented for consideration at the Meeting. As described above, when brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name, will be treated as present for purposes of determining whether a quorum is present at the Meeting. As with the other proposals, abstentions and broker non-votes will not count either in favor of or against the non-binding shareowner vote regarding the approval of the compensation of our named executive officers.
13.What if I change my mind after I vote?
You may change or revoke your proxy at any time before it is exercised by (i) submitting a properly signed proxy with a later date, (ii) voting by telephone or the internet at a later time or (iii) voting via the internet during the Meeting by participating virtually. See the enclosed proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.
If you are a street name shareowner, you must follow the instructions found on the voting instruction form you received or contact your bank, broker or other nominee to change or revoke your previously given proxy.
14.Who pays the cost of proxy solicitation?
NJR will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or internet, but we will not provide compensation for such solicitations. In addition, we have agreed to pay Alliance Advisors, LLC a fee of approximately $10,000 plus reasonable expenses for proxy solicitation services. We will also reimburse banks, brokers and other firms holding shares in their names, or in the names of nominees, for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.
15.Could other matters be decided in the Meeting?
The Board does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, the individuals named in the accompanying proxy will vote on such matters as they, in their discretion, may determine.
16.How do I ask a question at the Meeting?
Shareowners as of the Record Date may submit questions either before or during the Meeting. To submit a question at any time before 11:59 p.m. Eastern Standard Time, on January 20, 2025, log into www.proxyvote.com, enter your 16-digit control number included in the Notice Regarding Availability of Proxy Materials and follow the instructions to submit a question. Once past the login screen, click on “Question for Management,” type in your question and click “Submit.”
Alternatively, we will hold a live question and answer session during the Meeting and shareowners may submit questions live by logging into the Meeting at www.virtualshareholdermeeting.com/NJR2025, typing your question into the “Ask a Question” field and clicking “Submit.” Please identify yourself when asking a question.

94	2024 Proxy Statement

Questions and Answers About the Meeting

We intend to answer properly submitted questions that are pertinent to the Company and the Meeting matters, as time permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company, not pertinent to Meeting matters, derogatory or in bad taste, related to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.
17.How do I make a shareowner proposal for the 2026 Annual Meeting of Shareowners?
We must receive proposals from shareowners intended to be presented at the 2026 Annual Meeting of Shareowners, on or before August 13, 2025, to be considered for inclusion in our Proxy Statement and on our proxy card/voting instruction form for that meeting. Shareowners submitting such proposals must meet the ownership and holding requirements set forth in Rule 14a-8.
Our Bylaws also set forth the procedures a shareowner must follow to nominate directors or to bring other business to be considered at shareowner meetings, even if such matters will not be included in our Proxy Statements. For a shareowner to nominate a candidate for director at the 2026 Annual Meeting of Shareowners, we must receive notice of the nomination no later than 5:00 p.m. E.T. on September 23, 2025, nor earlier than 5:00 p.m. E.T. on August 24, 2025. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. In addition to the requirements set forth in our Bylaws, any notice of nomination must also comply with the notice requirements set forth in Rule 14a-19 of the Exchange Act, and any shareowner soliciting proxies in support of director nominees must meet all other procedural requirements set forth in Rule 14a-19, including minimum solicitation requirements. Because our advance notice bylaws require earlier notice than Rule 14a-19, all notices required under Rule 14a-19 must also be provided no later than September 23, 2025.
Additionally, under our Bylaws, for a shareowner to bring other matters before the 2026 Annual Meeting of Shareowners, we must receive notice no later than September 23, 2025. The notice must include a description of the proposed business, the reasons therefore, and other matters specified in our Bylaws. In each case, the notice must be timely given to our Corporate Secretary, whose address is Office of the Corporate Secretary, New Jersey Resources Corporation,1415 Wyckoff Road, Wall, New Jersey 07719. The Bylaws are available on our website at investor.njresources.com under the caption “Governance.”

2024 Proxy Statement	95

Certain Matters Relating to Proxy Materials and Annual Reports
Electronic Access to Proxy Materials and Annual Reports
Our Proxy Statement and Annual Report are available on our website at investor.njresources.com. Paper copies of these documents may be requested by contacting our
Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.
“Householding” of Proxy Materials and Annual Reports for Record Owners
The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareowners of record reside at the same address. Each shareowner will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive, and reduces our expenses and the environmental impact of the Meeting. Shareowners of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareowners of record voting via telephone or over the internet can choose householding for all future proxy materials by following the instructions provided by telephone or over the internet, as applicable. Once given, a shareowner’s consent to householding will remain in effect until it is revoked by notifying our Corporate Secretary. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareowners of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719 or by telephone at (732) 919-8039.
Separate Copies for Beneficial Owners
Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.
Incorporation by Reference
Notes 10 and 11 to our Consolidated Financial Statements beginning on page 100, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 30, each set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024; Notes 10 and 11 to our Consolidated Financial Statements beginning on page 106, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 29, each as set forth in our Annual
Report on Form 10-K for the fiscal year ended September 30, 2023; and Notes 10 and 11 to our Consolidated Financial Statements beginning on page 110, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 30, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, are hereby incorporated by reference into this Proxy Statement.

96	2024 Proxy Statement

Other Matters
The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the individual(s) voting the proxies will vote them in accordance with their best judgment.
By Order of the Board of Directors
TEJAL K. MEHTA
Corporate Secretary and
Assistant General Counsel
Dated: December 11, 2024

2024 Proxy Statement	97

Appendix A: Reconciliation of Net Income (GAAP) to Net Financial Earnings (Non-GAAP) and Earnings Per Share (GAAP) to Net Financial Earnings Per Share (Non-GAAP)
Our management uses NFE, a non-GAAP financial measure, when evaluating our operating results. NJRES economically hedges its natural gas inventory with financial derivative instruments. NFE is a measure of the earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas and, therefore, eliminates the impact of volatility to GAAP earnings associated with the derivative instruments. To the extent we utilize forwards, futures or other derivatives to hedge forecasted Solar Renewable Energy Credit (“SREC”) production, unrealized gains and losses are also eliminated from NFE. NFE also excludes impairment charges associated with equity method investments, which are a non-cash charge considered unusual in nature that occur infrequently and are not indicative of the Company’s performance for our ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for or a replacement of, the comparable GAAP measure and should be read in conjunction with those GAAP results.
Below is a reconciliation of consolidated net income, the most directly comparable GAAP measure, to NFE and earnings per share to NFEPS for the fiscal years ended September 30, 2024, 2023 and 2022:

($ shown in thousands)	2024	2023	2022
Net income	$289,775	$264,724	$274,922
Add:
Unrealized loss (gain) on derivative instruments and related transactions	19,574	(38,081)	(59,906)
Tax effect	(4,652)	9,050	14,248
Effects of economic hedging related to natural gas inventory	(18,192)	34,699	19,939
Tax effect	4,323	(8,246)	(4,738)
Gain on equity method investment	—	(300)	(5,521)
Tax effect	—	(19)	1,377
NFE Tax Adjustment	—	—	—
Net financial earnings	$290,828	$261,827	$240,321

98	2024 Proxy Statement

Appendix A

	2024	2023	2022
Basic earnings per share	$2.94	$2.73	$2.86
Add:
Unrealized loss (gain) on derivative instruments and related transactions	0.20	(0.39)	(0.62)
Tax effect	(0.05)	0.09	0.15
Effects of economic hedging related to natural gas inventory	(0.18)	0.36	0.21
Tax effect	0.04	(0.09)	(0.05)
Gain on equity method investment	—	—	(0.06)
Tax effect	—	—	0.01
Basic NFE per share	$2.95	$2.70	$2.50
NJRES: A reconciliation of NJRES’ net income, the most directly comparable GAAP financial measure to NFE, is as follows for fiscal years ended September 30:

($ shown in thousands)	2024	2023	2022
Net income	$106,745	$78,848	$69,650
Add:
Unrealized loss (gain) on derivative instruments and related transactions	24,449	(48,251)	(60,000)
Tax effect(1)	(5,810)	11,467	14,270
Effects of economic hedging related to natural gas inventory	(18,192)	34,699	19,939
Tax effect	4,323	(8,246)	(4,738)
NFE Tax Adjustment	—	—	—
Net financial earnings	$111,515	$68,517	$39,121
(1)Includes taxes related to intercompany transactions between NJNG and NJRES that have been eliminated in consolidation of approximately $1.2 million and $(2.4) million for the fiscal years ended September 30, 2024, and 2023, respectively. Taxes that were eliminated in consolidation for the fiscal year ended September 30, 2022 were immaterial.
S&T: Management uses NFE, a non-GAAP financial measure, when evaluating the operating results of S&T. Certain transactions associated with equity method investments and their impact, including impairment charges, which are non-cash charges, and the return of capital in excess of the carrying value of our investment, are excluded for NFE purposes. The details of such adjustments can be found in the table below. Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP, and should be considered in addition to, and not as a substitute for, the comparable GAAP measure. A reconciliation of S&T’s net income, the most directly comparable GAAP financial measure to NFE, is as follows:

($ shown in thousands)	2024	2023	2022
Net income	$12,229	$13,154	$26,598
Add:
Gain on equity method investment	—	(300)	(5,521)
Tax effect	—	(19)	1,377
Net financial earnings	$12,229	$12,835	$22,454
Net income (loss) equals NFE for NJNG and NJRCEV for the fiscal years ended September 30, 2024, 2023 and 2022, respectively.

2024 Proxy Statement	99

New Jersey Resources

WWW.NJRESOURCES.COM
1415 WYCKOFF ROAD • PO BOX 1468 • WALL, NJ 07719 • 732-938-1480

New Jersey Resources

NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

SCAN TO VIEW MATERIALS & VOTE

Electronic Voting Instructions

You can vote by internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Standard Time on January 20, 2025 for shares held directly and by 11:59 p.m. Eastern Standard Time on January 13, 2025 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/NJR2025**

You may attend the meeting virtually via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Standard Time on January 20, 2025 for shares held directly and by 11:59 p.m. Eastern Standard Time on January 13, 2025 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by telephone or via the internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59948-P21688 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW JERSEY RESOURCES CORPORATION

The Board of Directors recommends that you vote FOR all the nominees listed:

	For All	Withhold All	For All Except
1. Election of the following three Directors that were named in the Proxy Statement; each for a term expiring in 2028.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gregory E. Aliff
02) Thomas C. O'Connor
03) Michael A. O'Sullivan

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Shareowners also will consider and act upon such other business that may properly be brought before the meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

DIRECTIONS TO ATTEND THE
ANNUAL MEETING OF SHAREOWNERS VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V59949-P21688

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719
Solicited on behalf of the BOARD OF DIRECTORS
for the 2025 Annual Meeting of Shareowners

The undersigned hereby appoints Richard Reich and Tejal K. Mehta, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareowners of New Jersey Resources Corporation to be held at 9:30 a.m. Eastern Standard Time, on Tuesday, January 21, 2025, and at any adjournment or postponement thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned on all matters properly coming before the meeting.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposal 2 and FOR Proposal 3 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.**

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE